STRATEGIC PARTNERS(SM)
FLEXELITE
VARIABLE ANNUITY
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PROSPECTUS: MAY 2, 2005

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE) AND THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT. PRUCO LIFE OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT AMONG EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
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Strategic Partners FlexElite offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios within the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.

PLEASE READ THIS PROSPECTUS
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Please read this prospectus before purchasing a Strategic Partners FlexElite variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.

TO LEARN MORE ABOUT STRATEGIC PARTNERS FLEXELITE
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To learn more about the Strategic Partners FlexElite variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. (See SEC file numbers 333-75702 and 333-103474.) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Strategic Partners FlexElite SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 11 of this prospectus.

     For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.

YOU MAY ELECT BEFORE YOUR 3RD AND 6TH CONTRACT ANNIVERSARIES TO HAVE A CREDIT ADDED TO YOUR CONTRACT VALUE. IF YOU MAKE A CREDIT ELECTION, YOUR CHARGES MAY BE HIGHER THAN IF YOU HAD NOT MADE THE ELECTION AND THEY COULD EXCEED YOUR CREDIT AMOUNT IF YOU MAKE A WITHDRAWAL WITHIN 3 YEARS OF YOUR ELECTION.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS FLEXELITE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01091

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CONTENTS
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                                       PART I: STRATEGIC PARTNERS FLEXELITE PROSPECTUS
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                                       SUMMARY
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                                                Glossary................................................      6
                                                Summary.................................................     11
                                                Risk Factors............................................     15
                                                Summary Of Contract Expenses............................     16
                                                Expense Examples........................................     22

                                       PART II: STRATEGIC PARTNERS FLEXELITE PROSPECTUS
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                                       SECTIONS 1-11
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                                           Section 1: What Is The Strategic Partners FlexElite Variable
                                             Annuity?...................................................     27
                                                Short Term Cancellation Right Or "Free Look"............     27

                                           Section 2: What Investment Options Can I Choose?.............     28
                                                Variable Investment Options.............................     28
                                                Fixed Interest Rate Options.............................     37
                                                Market Value Adjustment Option..........................     38
                                                Transfers Among Options.................................     39
                                                Additional Transfer Restrictions........................     40
                                                Dollar Cost Averaging...................................     42
                                                Asset Allocation Program................................     42
                                                Auto-Rebalancing........................................     42
                                                Scheduled Transactions..................................     43
                                                Voting Rights...........................................     43
                                                Substitution............................................     43

                                           Section 3: What Kind Of Payments Will I Receive During The
                                             Income Phase? (Annuitization)..............................     44
                                                Payment Provisions......................................     44
                                                Payment Provisions Without The Guaranteed Minimum Income
                                                  Benefit...............................................     44
                                                    Option 1: Annuity Payments For A Fixed Period.......     44
                                                    Option 2: Life Income Annuity Option................     44
                                                    Option 3: Interest Payment Option...................     45
                                                    Other Annuity Options...............................     45
                                                Tax Considerations......................................     45
                                                Guaranteed Minimum Income Benefit.......................     45
                                                    GMIB Roll-Up........................................     46
                                                    GMIB Option 1 -- Single Life Payout Option..........     48
                                                    GMIB Option 2 -- Joint Life Payout Option...........     48
                                                How We Determine Annuity Payments.......................     49

                                           Section 4: What Is The Death Benefit?........................     51
                                                Beneficiary.............................................     51
                                                Calculation Of The Death Benefit........................     51
                                                Guaranteed Minimum Death Benefit........................     51
                                                    GMDB Roll-Up........................................     52
                                                    GMDB Step-Up........................................     52
                                                Highest Daily Value Death Benefit.......................     53
                                                Calculation Of The Highest Daily Value Death Benefit....     54
                                                Payout Options..........................................     55
                                                Earnings Appreciator Benefit............................     55
                                                Spousal Continuance Benefit.............................     56
                                           Section 5: What Is The Lifetime Five(SM) Income Benefit......     59
                                                Lifetime Five Income Benefit............................     59

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CONTENTS CONTINUED
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                                           Section 6: What Is The Income Appreciator Benefit?...........     65
                                                Income Appreciator Benefit..............................     65
                                                Calculation Of The Income Appreciator Benefit...........     65
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase....................................     66
                                           Section 7: How Can I Purchase A Strategic Partners FlexElite
                                             Contract? .................................................     69
                                                Purchase Payments.......................................     69
                                                Allocation Of Purchase Payments.........................     69
                                                Credit Election.........................................     69
                                                Calculating Contract Value..............................     70
                                           Section 8: What Are The Expenses Associated With The
                                             Strategic Partners FlexElite Contract?.....................     71
                                                Insurance And Administrative Charges....................     71
                                                Withdrawal Charge.......................................     72
                                                Waiver Of Withdrawal Charge For Critical Care...........     73
                                                Minimum Distribution Requirements.......................     73
                                                Contract Maintenance Charge.............................     73
                                                Guaranteed Minimum Income Benefit Charge................     73
                                                Income Appreciator Benefit Charge.......................     74
                                                Earnings Appreciator Benefit Charge.....................     74
                                                Taxes Attributable To Premium...........................     75
                                                Transfer Fee............................................     75
                                                Company Taxes...........................................     75
                                                Underlying Mutual Fund Fees.............................     76
                                           Section 9: How Can I Access My Money?........................     77
                                                Withdrawals During The Accumulation Phase...............     77
                                                Automated Withdrawals...................................     77
                                                Suspension Of Payments Or Transfers.....................     77
                                           Section 10: What Are The Tax Considerations Associated With
                                             The Strategic Partners FlexElite Contract?.................     79
                                                Contracts Owned By Individuals (Not Associated With
                                                  Tax-Favored Retirement Plans).........................     79
                                                Contracts Held By Tax Favored Plans.....................     82
                                           Section 11: Other Information................................     86
                                                Pruco Life Insurance Company............................     86
                                                The Separate Account....................................     86
                                                Sale And Distribution Of The Contract...................     86
                                                Litigation..............................................     87
                                                Assignment..............................................     88
                                                Financial Statements....................................     88
                                                Statement Of Additional Information.....................     88
                                                Householding............................................     88
                                                Market-Value Adjustment Formula.........................     89
                                           Appendix A...................................................     92
                                                Accumulation Unit Values................................     92

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PART I SUMMARY
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STRATEGIC PARTNERS FLEXELITE PROSPECTUS

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes, withdrawal charge and credit election withdrawal charge.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment is adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator Benefit.

ANNUAL INCOME AMOUNT

Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The annual income amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.

ANNUAL WITHDRAWAL AMOUNT

Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY

A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.

CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirement for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CREDIT

The amount we add to your contract value if you make a credit election.

CREDIT ELECTION

Your election to have a credit added to your contract value. At least 30 calendar days prior to your 3rd and 6th contract anniversaries, we will notify you of your option to make a credit election. We will give you notice only if the credit election is available under your contract and you have not previously declined to receive a credit. We must receive the credit election in good order no later than the applicable contract anniversary.

DAILY VALUE

For purposes of the Highest Daily Value Death Benefit, which we describe below, the contract value as of the end of each business day. The Daily Value on the contract date is equal to your purchase payment.

DEATH BENEFIT

If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit, or Highest Daily Value Death Benefit, is available for an additional charge. See Section 4, "What Is The Death Benefit?"

DEATH BENEFIT TARGET DATE

With respect to the Highest Daily Value Death Benefit, the later of the contract anniversary on or after the 80th birthday of the current contract owner the older of either joint owner or (if owned by an entity) the annuitant, or five years after the contract date.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. The GMDB is a different death benefit than the Highest Daily Value Death Benefit, which we describe below.

GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB ROLL-UP

We use the GMDB roll-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. The GMDB roll-up is equal to the invested purchase

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY CONTINUED
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payments compounded daily at an effective annual interest rate starting on the date that each invested purchase payment is made, subject to a cap (for certain contracts), and reduced by the effect of withdrawals.

GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.

     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.

GMIB RESET

You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

HIGHEST DAILY VALUE DEATH BENEFIT

An optional death benefit available for an additional charge that can provide a death benefit that exceeds the contract value on the date of death. The amount of the death benefit is determined with reference to the Highest Daily Value, as defined below.

HIGHEST DAILY VALUE

An amount equal to the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments since such date.

INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.

IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

LIFETIME FIVE INCOME BENEFIT

An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

An investment option for contracts sold on or after May 1, 2003, or upon subsequent state approval. This investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PROPORTIONAL WITHDRAWALS

A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.

PROTECTED WITHDRAWAL VALUE

Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA, 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners FlexElite variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 10, "What Are The Tax Considerations Associated With The Strategic Partners FlexElite Contract?"

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
GLOSSARY CONTINUED
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VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-11
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FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY?

The Strategic Partners FlexElite Variable Annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see your contract for further information on these and other variations.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners FlexElite, you may cancel your contract within 10 days after receiving it (or whatever time period is required under applicable law). This time period is referred to as the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-11 CONTINUED
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SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"

   The Lifetime Five Income Benefit (discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.

SECTION 4
WHAT IS THE DEATH BENEFIT?

FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, in general, if the sole owner or first to die of the owner and joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger Guaranteed Minimum Death Benefit (GMDB), or Highest Daily Value Death Benefit.

   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to a "GMDB protected value" that depends upon which of the following Guaranteed Minimum Death Benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value"; or

-  the greater of the GMDB step-up value and GMDB roll-up value.

   The Highest Daily Value Death Benefit provides a death benefit equal to the greater of the base death benefit or the highest daily value less proportional withdrawals.

   FOR ALL OTHER CONTRACTS, THE DEATH BENEFIT OPTIONS ARE MORE LIMITED, AND THE DEATH BENEFIT WILL BE PAID UPON THE DEATH OF THE SOLE OWNER OR IF SPOUSAL JOINT OWNERS, THE LAST SURVIVING OWNER.

   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, below are met.

   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner, or first to die of the owner or joint owner, during the accumulation period.

SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?

The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.

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 12

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.

SECTION 6
WHAT IS THE INCOME APPRECIATOR BENEFIT?

The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.

SECTION 7
HOW CAN I PURCHASE A STRATEGIC PARTNERS FLEXELITE CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.

SECTION 8
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $100,000. This charge is currently equal to the lesser of $50 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $50,000 or more. We may impose lesser charges in certain states.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:

    - 1.65% if you choose the base death benefit,

    - 1.90% if you choose either the roll-up or the step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge),

    - 2.00% if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.35% in addition to the base death benefit charge),

    - 2.15% if you choose the Highest Daily Value Death Benefit (i.e., 0.50% in addition to the base death benefit charge), or

    - 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.

      The 1.65%, 1.90%, and 2.00% charges referenced immediately above apply to any Strategic Partners FlexElite contract sold on or after May 1, 2003, or upon subsequent state approval.

      For all other contracts, those charges are 1.60%, 1.80%, and 1.90%, respectively. We reserve the right to impose an additional insurance charge of 0.10% annually of average contract value for contracts issued to those aged 76 or older.

      The Highest Daily Value Death Benefit is available only with respect to the version of the contract sold on or after May 1, 2003 or upon subsequent state approval.

- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY FOR SECTIONS 1-11 CONTINUED
--------------------------------------------------------------------------------

   deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts), of the average GMIB protected value.

- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

- There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.

- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money within three years of the contract date or a credit election, you may have to pay a withdrawal charge up to 7% on all or part of the withdrawal.

   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?"

SECTION 9
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money within three years of the contract date or a credit election, we may impose a withdrawal charge.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal prior to the end of a guarantee period.

   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money. You also may access your Income Appreciator Benefit through withdrawals.

SECTION 10
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS FLEXELITE CONTRACT?

Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawals as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

SECTION 11
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

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 14

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life, and thus backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS FLEXELITE. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

For more detailed information, including additional information about current and maximum charges, see, Section 8, "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.

                      CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
---------------------------------------------------------------------------
FULL CONTRACT YEARS
---------------------------------------------------------------------------
         0                                                             7%
         1                                                             7%
         2                                                             7%
         3                                                             0%

CREDIT ELECTION WITHDRAWAL CHARGE(2)
---------------------------------------------------------------------------
FULL CONTRACT YEARS
---------------------------------------------------------------------------
         3                                                             7%
         4                                                             7%
         5                                                             7%
         6                                                             7%
         7                                                             7%
         8                                                             7%
         9                                                             0%

MAXIMUM TRANSFER FEE
--------------------------------------------------------------------
         Each transfer after 12(3)                           $ 30.00
CHARGE FOR PREMIUM TAX IMPOSED ON US BY CERTAIN STATES/JURISDICTIONS
--------------------------------------------------------------------
                                        Up to 3.5% of contract value

1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8. In certain states reduced withdrawal charges may apply. Your contract contains the applicable charges.

2: We impose these withdrawal charges only if you elect to have the credit added to your contract value prior to your 3rd and 6th contract anniversaries. These charges may be lower in certain states.

3: Currently, we charge $10 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but we have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

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 16

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

                           PERIODIC ACCOUNT EXPENSES

MAXIMUM ANNUAL CONTRACT MAINTENANCE CHARGE AND CONTRACT
CHARGE UPON FULL WITHDRAWAL(4)
-------------------------------------------------------------------------------------------------
                                                                $60.00
INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS(5)
  -----------------------------------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE
          INVESTMENT OPTIONS:
         Base Death Benefit                                     1.65% (1.70% for contracts sold
                                                                prior to May 1, 2003, or upon
                                                                subsequent state approval, and if
                                                                you are aged 76 or older)
         Base Death Benefit with Lifetime Five Income Benefit   2.25%
         Guaranteed Minimum Death Benefit Option -- Roll-Up or
          Step-Up                                               1.90%
         Guaranteed Minimum Death Benefit Option -- Roll-Up or
          Step-Up with Lifetime Five Income Benefit             2.50%
         Guaranteed Minimum Death Benefit Option -- Greater of
          Roll-Up or Step-Up                                    2.00%
         Guaranteed Minimum Death Benefit Option -- Greater of
          Roll-Up or Step-Up with Lifetime Five Income Benefit  2.60%
         Highest Daily Value Death Benefit                      2.15%
         Highest Daily Value Death Benefit with Lifetime Five
          Income Benefit                                        2.75%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6) (for contracts sold on or after
   January 20, 2004,  or upon subsequent state approval)
-------------------------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE        0.50%

ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS/ANNUITIZATIONS(7)
-------------------------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                      0.25%


ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS(8)
-------------------------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                      0.30%
            Possible Additional Charge if 66 or older           0.10%
                                                                (i.e., 0.40% total charge if 66
                                                                or older, for certain contracts)

4: Currently, we waive this fee if your contract value is greater than or equal to $100,000. If your contract value is less than $100,000, we currently charge the lesser of $50 or 2% of your contract value. This is a single fee that we assess (a) annually or (b) upon a full withdrawal made on a date other than a contract anniversary. As shown in the table, we can increase this fee in the future up to a maximum of $60, but we have no current intention to do so.

5: The 1.65%, 1.90%, and 2.00% charges listed here apply to any Strategic Partners FlexElite contract sold on or after May 1, 2003, or upon subsequent state approval. For all other contracts, these charges are 1.60%, 1.80%, and 1.90%, respectively, (if the Lifetime Five Income Benefit is elected, total charges are 2.20%, 2.40%, and 2.50%, respectively.) We also reserve the right to impose an additional insurance charge of 0.10% annually of average contract value for contracts issued to those aged 76 or older, under which the Guaranteed Minimum Death Benefit has been selected for contracts sold prior to May 1, 2003, or upon subsequent state approval. The Highest Daily Value Death Benefit is available only with respect to the version of the contract sold on or after May 1, 2003, or upon subsequent state approval.

6: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts) of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial
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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY OF CONTRACT EXPENSES CONTINUED
--------------------------------------------------------------------------------

withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.

7: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, if a death benefit is payable, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, if a death benefit is payable, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

8: We impose this charge only if you choose the Earnings Appreciator Benefit. We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date. For contracts sold prior to May 1, 2003, or upon subsequent state approval, we reserve the right to impose an additional charge of 0.10% annually of account value for contracts issued to those aged 66 or older, under which the Earnings Appreciator Benefit has been selected.

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners FlexElite contract, and may vary from year to year.

                                                              Minimum      Maximum
                                                              -------      -------

Total Annual Underlying Mutual Fund Operating Expenses*        0.38%        1.79%

* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, were 0.38% and 1.30%, respectively.

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 18

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
SUMMARY OF CONTRACT EXPENSES CONTINUED
--------------------------------------------------------------------------------

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(16)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(16,17)                                       0.64%            0.02%           0.25%             0.91%

1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."

2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.

3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:

                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%

                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%

4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.

5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.

6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."

7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.

8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."

9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.

10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

--------------------------------------------------------------------------------
 20

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PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:

                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%

                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%

12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."

13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."

14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."

15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.
   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.
   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."

16. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

17. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY
EXPENSE EXAMPLES
---------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE
COST OF INVESTING IN THE CONTRACT WITH THE COST OF
INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS.
THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION
EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL
EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND
EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE
CONTRACT FOR THE TIME PERIODS INDICATED. THE
EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5%
RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND
EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT
REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS.
ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER,
BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS
INDICATED IN THE TABLES THAT FOLLOW.

EXPENSE EXAMPLES FOR SUBSEQUENT VERSION OF STRATEGIC PARTNERS FLEXELITE SOLD ON OR AFTER MAY 1, 2003

EXAMPLE 1A: Highest Daily Value Death Benefit; Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, Credit Elections, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract;

-  You choose the Highest Daily Value Death Benefit;

-  You choose the Earnings Appreciator Benefit;

- You choose the Guaranteed Minimum Income Benefit (for contracts sold beginning January 20, 2004);

-  You choose the Income Appreciator Benefit;

- You make credit elections prior to your 3(rd) and 6(th) contract anniversaries;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

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 22

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

EXAMPLE 1b: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, Credit Elections, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: Base Death Benefit and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract;

-  You choose the Base Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year;

-  You do not make a credit election; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Base Death Benefit and You Do Not Withdraw All Your Assets
This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES FOR ORIGINAL VERSION OF STRATEGIC PARTNERS FLEXELITE

EXAMPLE 3a: Greater of roll-up and step-up GMDB; Earnings Appreciator Benefit; Credit Elections and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract;

-  You choose the Greater of roll-up and step-up GMDB;

-  You choose the Earnings Appreciator Benefit;

- You make credit elections prior to your 3(rd) and 6(th) contract anniversaries;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 3b: Greater of roll-up and step-up GMDB; Earnings Appreciator Benefit; Credit Elections; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

--------------------------------------------------------------------------------

PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES CONTINUED
--------------------------------------------------------------------------------

EXAMPLE 4a: Base Death Benefit and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract;

-  You choose the Base Death Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year;

-  You do not make a credit election; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 4b: Base Death Benefit and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 4a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a, and 4a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for the examples with withdrawal charges and the examples without withdrawal charges. This is because, if 3 or more years have elapsed since your last credit election before your 6th contract anniversary, no withdrawal charges apply.

The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2005. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.029% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Premium taxes are not reflected in the examples. We deduct a charge to approximate premium taxes that may be imposed on us in your state. This charge is generally deducted from the amount applied to an annuity payout option.

The table of accumulation unit values appears in Appendix A to this prospectus.

--------------------------------------------------------------------------------
 24

--------------------------------------------------------------------------------
PART I  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SUMMARY

HIGHEST DAILY VALUE DEATH BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT;
EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT; CREDIT ELECTIONS
--------------------------------------------------------------------------------
     EXAMPLE 1A:                             EXAMPLE 1B:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
--------------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------------------------
     $1,132    $2,135    $3,146    $5,065    $502    $1,505    $2,516    $5,065

BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 2A:                         EXAMPLE 2B:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
---------------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
---------------------------------------------------------------------------
    $1,034   $1,854   $2,696   $4,265   $404    $1,224    $2,066    $4,265

GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; EARNINGS
APPRECIATOR BENEFIT; CREDIT ELECTIONS
--------------------------------------------------------------------------------
     EXAMPLE 3A:                             EXAMPLE 3B:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
--------------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------------------------
     $  980    $1,695    $1,802    $3,747    $350    $1,065    $1,802    $3,747

BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 4A:                         EXAMPLE 4B:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
---------------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
---------------------------------------------------------------------------
    $  975   $1,680   $1,778   $3,702   $345    $1,050    $1,778    $3,702

--------------------------------------------------------------------------------

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        1:
WHAT IS THE STRATEGIC PARTNERS FLEXELITE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

THE STRATEGIC PARTNERS FLEXELITE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the second contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   Strategic Partners FlexElite is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options, and a market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the income phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners FlexElite, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment less any applicable federal and state income tax;
   or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment. We impose neither a withdrawal charge nor any market value adjustment if you cancel your contract under this provision.

   To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

--------------------------------------------------------------------------------

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.

   The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect, wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.

   The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   Pruco Life has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.

   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

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 28

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------

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 30

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc.; Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management; Lee
                                   capital growth by investing primarily in small-                Munder Capital Group;
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than the minimum interest rate indicated in your contract which can range from 1% to 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment for contracts sold on or after May 1, 2003, or upon subsequent state approval. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, you may allocate all or part of your initial purchase payment to the DCA Fixed Rate Option (for all other contracts you may allocate all or part of a purchase payment to the DCA Fixed Rate Option). Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. Transfers to the one-year fixed interest rate option will remain in the general account.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, if you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000 (for all other contracts, the minimum amount is $5,000). The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, you may allocate to both the six-month and twelve-month options, but the minimum amount of your initial purchase payment that may be allocated to one or the other is $2,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

THE MARKET VALUE ADJUSTMENT OPTION IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL. THIS OPTION MAY NOT BE AVAILABLE IN YOUR STATE.

   Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest with respect to any guarantee period. This option is not available for contracts issued in some states. Please see your contract. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value in the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) delineated immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive.) For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFITS IN YOUR GUARANTEE PERIOD DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.

   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to

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the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT. TRANSFERS FROM THE DCA FIXED RATE OPTION CANNOT BE MADE INTO THE MARKET VALUE ADJUSTMENT OPTION BUT CAN BE MADE INTO THE FIXED RATE OPTION, AT OUR DISCRETION. WE CURRENTLY ALLOW TRANSFERS INTO THE FIXED RATE OPTION.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $10 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year. Nor do transfers made during the 30-day period immediately following the end of a guarantee period count against the 12 free transfers.) If a transfer that you request out of the market value adjustment option will be subject to a transfer charge, then:

- We will deduct the transfer charge proportionally from the contract value in each guarantee period, where you have directed us to transfer funds from several guarantee periods; and

- If you have directed us to transfer the full contract value out of a guarantee period, then we will first deduct the transfer charge and thereafter transfer the remaining amount; and

- In any event, we will deduct the applicable transfer charge prior to effecting the transfer.

   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.

ADDITIONAL TRANSFER RESTRICTIONS

We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

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   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.

- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.

- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them,
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   unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment options (OR FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, THE ONE-YEAR FIXED INTEREST RATE OPTION). Under this feature, you cannot make transfers into the market value adjustment option and transfers into a fixed rate option are at our discretion. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.

   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to
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return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. The DCA account cannot participate in this feature.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

SCHEDULED TRANSACTIONS

Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the second contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date).

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   The Strategic Partners FlexElite variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years (ten years for contracts sold on or after May 1, 2003, or upon subsequent state approval), Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years (ten years for contracts sold on or after May 1, 2003, or upon subsequent state approval) or longer or Option 2. For information about withdrawal charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?"


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 1.50% a year for contracts sold on or after May 1, 2003, or upon subsequent state approval (and 3% a year for all other contracts).

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life

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income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 1.50% a year for contracts sold on or after May 1, 2003, or upon subsequent state approval (and 3% a year for all other contracts). This option is not available if your contract is held in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.

   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. This feature may not be available in your state. You may not elect both GMIB and the Lifetime Five Income Benefit.

   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced by the effect of withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts) of the average GMIB protected value, described below.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS

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   BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7-YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,

    -  the 7th contract anniversary, or

    -  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.

EFFECT OF WITHDRAWALS

In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value, calculated on the contract anniversary (or, during the first contract year, on the contract date). Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.

   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is

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   also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

- The GMIB protected value is first reduced by the Remaining Limit (from $241,941.95 to $239,441.95).

-  The result is then further reduced by the ratio of A to B, where:

    - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

    - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.

    -  The GMIB 200% cap is reduced by the sum of all reductions above ($490,000
       - $2,500 - $8,256.62, or $479,243.38).

- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR

A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).

- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex (where applicable) of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the

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   GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves lifetime payments with a period certain of ten years. In calculating the amount of the payments under the GMIB, we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 95 (age 92 for contracts used as a funding vehicle for IRAs).

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date

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that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3% (or 1.5% depending on the option elected and the version of the contract). The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS

Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after January 20, 2004, or upon subsequent state approval or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount

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   of the annuity payments than does the two-year age reduction.

2. Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

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        DEATH BENEFIT?
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THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner or last survivor, if there are spousal joint owners, dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.

CALCULATION OF THE DEATH BENEFIT

If the sole owner dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner, or the surviving owner may continue the contract under the Spousal Continuance Benefit (FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL. FOR ALL OTHER CONTRACTS, if the owner and joint owner are spouses we will pay this death benefit upon the death of the last surviving spouse who continues the contract as the sole owner.) If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the contract value and the contract will end. Joint ownership may not be allowed in your state.

   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or (i) if you have chosen a Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value or (ii) if you have chosen the Highest Daily Value Death Benefit, a death benefit equal to the highest daily value (computed as detailed below in this section).

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, you may elect (i) the Guaranteed Minimum Death Benefit if you are age 85 or younger when you purchase the contract or (ii) the Highest Daily Value Death Benefit if you are 79 or younger when you purchase the contract.

   FOR ALL OTHER CONTRACTS, you may elect the base death benefit if you are 85 or younger and you may elect a GMDB if you are 79 or younger when you purchase the contract.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. You cannot elect a GMDB option if you choose the Highest Daily Value Death Benefit.

   The GMDB protected value option can be equal to the:

    -  GMDB roll-up,

    -  GMDB step-up, or

    -  Greater of the GMDB roll-up and the GMDB step-up.

   The GMDB protected value is calculated daily.

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GMDB ROLL-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% (SUBJECT TO A 200% CAP FOR CONTRACTS SOLD PRIOR TO MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL) starting on the date that each invested purchase payment is made. The GMDB roll-up value (AND THE CAP FOR CONTRACTS SOLD PRIOR TO MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL) will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

- the 5th contract anniversary (APPLICABLE ONLY TO CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL).

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%. FOR ALL OTHER CONTRACTS, withdrawals will reduce the GMDB protected value and the cap proportionally.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, if the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% of all invested purchase payments, starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

- the 5th contract anniversary (APPLICABLE ONLY TO CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL.)

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

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   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT

Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen the base death benefit and death occurs after age 80, the beneficiary will receive the base death benefit described above. If you have chosen the Guaranteed Minimum Death Benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of the GMDB roll-up or the GMDB step-up reduced proportionally by any subsequent withdrawals.

HIGHEST DAILY VALUE DEATH BENEFIT

The Highest Daily Value Death Benefit (HDV) is a feature under which the death benefit may be "stepped-up" on a daily basis to reflect increasing contract value. HDV is currently being offered in those jurisdictions where we have received regulatory approval, but is not being offered within the original version of the Strategic Partners FlexElite contracts. Certain terms and conditions may differ between jurisdictions once approved. The HDV is not available if you elect the Guaranteed Minimum Death Benefit. Currently, HDV can only be elected at the time you purchase your contract. Please note that you may not terminate the HDV death benefit once elected. Moreover, because this benefit may not be terminated once elected, you must, as detailed below, keep your contract value allocated to certain Prudential Series Fund asset allocation portfolios.

   Under HDV, the amount of the benefit depends on whether the "target date" is reached. The target date is reached upon the later of the contract anniversary coinciding with or next following the elder owner's (or annuitant's, if entity owned) 80th birthday or five years after the contract date. Prior to the target date, the death benefit amount is increased on any business day if the contract value on that day exceeds the most recently determined death benefit amount under this option. These possible daily adjustments cease on and after the target date, and instead adjustments are made only for purchase payments and withdrawals.

IF THE CONTRACT HAS ONE CONTRACT OWNER, the contract owner must be age 79 or less at the time the HDV is elected. If the contract has joint owners, the older owner must be age 79 or less. If there are joint owners, death of the owner refers to the first to die of the joint owners. If the contract is owned by an entity, the annuitant must be age 79 or less, and death of the contract owner refers to the death of the annuitant.

   If you elect this benefit, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund:
SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.

   The HDV death benefit depends on whether death occurs before or after the Death Benefit Target Date.

IF THE CONTRACT OWNER DIES BEFORE THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:

-  the base death benefit; and

-  the HDV as of the contract owner's date of death.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

IF THE CONTRACT OWNER DIES ON OR AFTER THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:

-  the base death benefit; and

- the HDV on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any purchase payments received after the contract owner's date of death and decreased by any proportional withdrawals since such date.

CALCULATION OF THE HIGHEST DAILY VALUE DEATH BENEFIT

EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION

The following are examples of how the HDV death benefit is calculated. Each example assumes an initial purchase payment of $50,000. Each example assumes that there is one contract owner who is age 70 on the contract date.

EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE

Assume that the contract owner's contract value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the contract value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the contract owner has died before the Death Benefit Target Date. The death benefit is equal to the greater of HDV or the base death benefit. The death benefit would be the Highest Daily Value ($90,000) because it is greater than the amount that would have been payable under the base death benefit ($75,000).

EXAMPLE WITH WITHDRAWALS

Assume that the contract value has been increasing due to positive market performance and the contract owner made a withdrawal of $15,000 in contract year 7 when the contract value was $75,000. On the date we receive due proof of death, the contract value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth contract year. Assume as well that the contract owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the base death benefit.

Highest Daily Value = $90,000 - [$90,000 * $15,000/$75,000]

                     = $90,000 - $18,000

                     = $72,000

Base Death Benefit = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]

                     = max [$80,000, $40,000]

                     = $80,000

                     The death benefit therefore is $80,000.

EXAMPLE WITH DEATH AFTER DEATH BENEFIT TARGET DATE

Assume that the contract owner's contract value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the contract owner dies after the Death Benefit Target Date, when the contract value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the contract owner made a purchase payment of $15,000 and later had taken a withdrawal of $5,000 when the contract value was $70,000. The death benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the base death benefit.

Highest Daily Value = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]

                     = $80,000 + $15,000 - $6,786

                     = $88,214

Base Death Benefit = max [$75,000, ($50,000 + $15,000) - [($50,000 + $15,000) *
$5,000/$70,000]]

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                     = max [$75,000, $60,357]

                     = $75,000

                     The death benefit therefore is $88,214.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable, fixed interest rate, or the market value adjustment options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as Guaranteed Minimum Income Benefit.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.

   If the owner and joint owner are spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners FlexElite Contract?"

EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any Earnings Appreciator Benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.

   The Earnings Appreciator Benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Earnings Appreciator Benefit.

   If you want the Earnings Appreciator Benefit, you generally must elect it at the time you apply for the contract. If you elect the Earnings Appreciator Benefit, you may not later revoke it. You may, if you wish, select both the Earnings Appreciator Benefit and the Highest Daily Value Death Benefit.

   Upon our receipt of proof of death in good order, we will determine an Earnings Appreciator Benefit by multiplying the Earnings Appreciator Benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, for purposes of computing earnings and purchase payments under the Earnings Appreciator Benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings

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first, then purchase payments, on a dollar-for-dollar basis.

   FOR ALL OTHER CONTRACTS, for purposes of computing earnings and purchase payments under the EAB, we increase the initial purchase payments by any subsequent purchase payments and reduce it proportionally by any withdrawals--the total contract value less that resultant sum being earnings.

   When determining the amount of 3 times the sum of all purchase payments mentioned in this section, we exclude purchase payments made both (i) after the first contract anniversary and (ii) within 12 months of the date of death (proportionally reduced for withdrawals).

   The EAB percentages are as follows:

-  40% if the owner is age 70 or younger on the date the application is signed.

- 25% if the owner is between ages 71 and 75 on the date the application is signed.

- FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, 15% if the owner is between ages 76 and 79 on the date the application is signed.

   If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the Spousal Continuance Benefit (See "Spousal Continuance Benefit" below), the following conditions apply:

- In calculating the Earnings Appreciator Benefit, we will use the age of the surviving spouse at the time that the Spousal Continuance Benefit is activated to determine the applicable EAB percentage.

- For the original version of the contract, we will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with this benefit) if he or she is age 76 or older on the date that the Spousal Continuance Benefit is activated. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON STATE APPROVAL, we will not allow the surviving spouse to continue the Earnings Appreciation Benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date the Spousal Continuance Benefit is activated.

- If the Earnings Appreciator Benefit is continued, we will calculate any applicable Earnings Appreciator Benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the Spousal Continuance Benefit) as the first purchase payment.

TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract,

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit,

-  the date the contract terminates, or

-  the date you annuitize the contract.

   Upon termination of the Earnings Appreciator Benefit, we cease imposing the associated charge.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.

   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the

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death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate and market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. In addition, the contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals),

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB roll-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU HAVE ELECTED THE HIGHEST DAILY VALUE DEATH BENEFIT, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the Highest Daily Value,

plus the amount of any applicable Earnings Appreciator Benefit.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up, the GMDB step-up, or HDV death benefit (as applicable), under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit or Highest Daily Value Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However, the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Minimum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.

   IF YOU ELECTED THE LIFETIME FIVE INCOME BENEFIT, on the owner's death, the Lifetime Five Income Benefit will end. However, if the owner's surviving spouse would be eligible to acquire the Lifetime Five Income Benefit as if

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he/she were a new purchaser, then the surviving spouse may elect the Lifetime Five Income Benefit under the Spousal Continuance Benefit. The surviving spouse (or new annuitant designated by the surviving spouse) must be at least 45 years of age at the time of election.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., contract anniversary coinciding with or next following the annuitant's 95th birthday), or (c) the contract anniversary coinciding with or next following the annuitants' surviving spouse's 95th birthday.

   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuation Benefit, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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        INCOME BENEFIT?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

LIFETIME FIVE INCOME BENEFIT

The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year. Lifetime Five is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved.

   Lifetime Five is subject to certain restrictions described below.

- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.

-  The annuitant must be at least 45 years old when Lifetime Five is elected.

- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit or Income Appreciator Benefit.

- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.

PROTECTED WITHDRAWAL VALUE

The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.

- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.

- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.

   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.

   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).

ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal

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Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.

- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.

- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.

   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33

(b)  Contract value on March 1, 2006 (the date of the first withdrawal) =
     $263,000

(c)  Contract value on February 1, 2006 (the first contract anniversary) =
     $265,000

   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550

-  Annual Withdrawal Amount for future contract years remains at $18,550

- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250

-  Annual Income Amount for future contract years remains at $13,250

-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550

-  Annual Withdrawal Amount for future contract years remains at $18,550

-  Remaining Annual Income Amount for current contract year = $0

- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.

- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93

-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157

-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

-  Remaining Annual Withdrawal Amount for current contract year = $0

- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.

- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489

-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061

-  Remaining Annual Income Amount for current contract year = $0

- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.

- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623

-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627

- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.

-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503

-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947

EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:

-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000

- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.

- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.

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BENEFITS UNDER LIFETIME FIVE

- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.

- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

   1.  apply your contract value to any annuity option available;

   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or

   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.

   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.

- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and

   2.  the contract value.

   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

OTHER IMPORTANT CONSIDERATIONS

- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.

- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.

- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.

ELECTION OF LIFETIME FIVE

WITH RESPECT TO THE SUBSEQUENT VERSION OF STRATEGIC PARTNERS FLEXELITE SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, Lifetime Five can be elected at the time you purchase your contract, or after the contract date. WITH RESPECT TO THE ORIGINAL VERSION OF STRATEGIC PARTNERS FLEXELITE, Lifetime Five can be elected only after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.

TERMINATION OF LIFETIME FIVE

Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.

   Lifetime Five terminates:

-  upon your surrender of the contract,

- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),

- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or

-  upon your election to begin receiving annuity payments.

   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS

If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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        INCOME APPRECIATOR BENEFIT?
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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

INCOME APPRECIATOR BENEFIT

THE INCOME APPRECIATOR BENEFIT (IAB) IS AVAILABLE TO STRATEGIC PARTNERS FLEXELITE CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL. The IAB is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.

   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.

- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See Section 8, "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?"

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.

   Once activated, you can receive the Income Appreciator Benefit:

    --   IAB OPTION 1 at annuitization as part of an annuity payment;

    -- IAB OPTION 2 during the accumulation phase through the IAB automatic withdrawal payment program; or

    -- IAB OPTION 3 during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.

   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners FlexElite Contract?"

   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.

CALCULATION OF THE INCOME APPRECIATOR BENEFIT

We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

     UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or

2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The Income Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;

- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

   Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10-year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal

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amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the Income Appreciator Benefit.

   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

During the 10-year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is

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withdrawn from your contract value in a contract year that exceeds the sum of
(1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated, that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated, that have not been previously withdrawn, do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.

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PURCHASE PAYMENTS

The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

-  the owner;

-  the joint owner;

-  the annuitant; or

-  the co-annuitant

   Currently, the maximum aggregate purchase payment you may make is $20 million. We limit the maximum total purchase payments in any contract year, other than the first to $2 million absent our prior approval. Depending on the applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options, fixed interest rate options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 for contracts sold on or after May 1, 2003, or upon subsequent state approval (for all other contracts $5,000) and, allocations to the market value adjustment option must be no less than $1,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information.

   We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.

   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.

CREDIT ELECTION

We will notify you of your option to make a credit election thirty days before your 3rd and 6th contract anniversaries. If you make a credit election, we will add to your contract value a credit amount of at least 0.5% of the contract value as of the applicable contract anniversary. Currently, we will add a credit amount of 1% of the contract value as of the applicable contract anniversary. The credit will be allocated to the variable

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or fixed interest rate options or the market value adjustment option in the same proportion as the contract value on the contract anniversary. We must receive your credit election in good order by your contract anniversary in order to add the credit to your contract value. This option is not available if the annuitant or co-annuitant is 81 or older on the contract date, the contract is continued under the Spousal Continuance Benefit, or you previously elected not to take the credit.

   After you make a credit election, amounts you withdraw will be subject to a credit election withdrawal charge of 7% for the first three contract years since your credit election.

   These charges may be lower in certain states.

   The credit election withdrawal charges are determined and applied in the same manner as the withdrawal charges. Credits and related earnings are treated as earnings under the contract.

   We recoup the cost of the credit by assessing withdrawal charges for a longer period of time. If you make a withdrawal during the credit election withdrawal charge period you may be in a worse position than if you had declined the credit. This credit option may not be available in your state.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each variable investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

   We reserve the right to terminate the contract, and pay the contract value to you, in either of the following scenarios: (i) if immediately prior to the annuity date, the contract value is less than $2000, or if the contract would provide annuity payments of less than $20 per month and (ii) if during the accumulation period, no purchase payment has been received during the immediately preceding two contract years and each of the following is less than $2000: (a) the total purchase payments (less withdrawals) made prior to such period, and (b) the current contract value.

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THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, Highest Daily Value Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.

   FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, the death benefit charge is equal to:

    -  1.60% on an annual basis if you choose the base benefit,

    - 1.90% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge),

    - 2.00% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.35% in addition to the base death benefit charge), or

    - 2.15% on an annual basis if you choose the Highest Daily Value Death Benefit (i.e., 0.50% in addition to the base death benefit charge).

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   FOR ALL OTHER CONTRACTS:

    -  1.60% on an annual basis if you choose the base benefit, and

    - 1.80% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.20% in addition to the base death benefit charge).

    - 1.90% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.30% in addition to the base death benefit charge).

   We reserve the right to impose an additional insurance charge of 0.10% annually of average contract value for contracts issued to those aged 76 or older.

   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit option. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.

   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. The insurance risk charge for your contract cannot be increased. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. When you make a credit election, a 7% withdrawal charge will be applied to amounts withdrawn for the three contract years following the credit election. The withdrawal charge may also apply if you begin the income phase during these periods, depending upon the annuity option you choose.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn. Full contract years are measured from the contract date with respect to the initial withdrawal charge and from the date you make a credit election with respect to the credit election withdrawal charge.

FULL CONTRACT YEARS
 FROM THE CONTRACT
 DATE AND FROM THE
  DATE YOU MAKE A
  CREDIT ELECTION          WITHDRAWAL CHARGE
--------------------------------------------
         0                         7%
         1                         7%
         2                         7%
         3                         0%

   In certain states reduced withdrawal charges may apply for certain ages if a credit election is made.

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the "charge-free amount" available to you in a given contract year on the contract anniversary that begins that year. The charge-free amount in a given contract year is equal to 10% of the sum of all purchase payments that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.

   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

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   If a withdrawal is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS

FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2003, OR UPON SUBSEQUENT STATE APPROVAL, if a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One Contract?"

CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $100,000, we will deduct the lesser of $50 or 2% of your contract value, for administrative expenses. (This fee may differ in certain states). While this is what we currently charge, we may increase this charge up to a maximum of $60. Also, we may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's variable investment options, fixed interest rate options, and guarantee periods within the market value adjustment option. This same charge will also be deducted when you surrender your contract if your contract value is less than $100,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER JANUARY 20, 2004, OR UPON SUBSEQUENT STATE APPROVAL, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options, the fixed interest rate options, and the market value adjustment option. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. If you surrender your contract, begin receiving annuity payments under the

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GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

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   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the Earnings Appreciator Benefit charge was last calculated.

   Although the Earnings Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the Earnings Appreciator Benefit charge as made from earnings for purposes of calculating other charges.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $10 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

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UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.

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        ACCESS MY MONEY?
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YOU CAN ACCESS YOUR MONEY BY:

- MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

- CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

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- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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The tax considerations associated with the Strategic Partners FlexElite contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract, such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for the owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option, that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information.)

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death

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benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1: The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   DIVERSIFICATION AND INVESTOR CONTROL. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   REQUIRED DISTRIBUTIONS UPON YOUR DEATH. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after

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the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   CHANGES IN THE CONTRACT. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS OF WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAS. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater) less any applicable federal and state income tax withholding.

   CONTRIBUTIONS LIMITS/ROLLOVERS. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law that you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make

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regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.

   REQUIRED PROVISIONS. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

-  Death and annuity payments must meet "minimum distribution requirements".

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty";

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution.

   ROTH IRAS. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early

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distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with

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your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 8, "What Are The Expenses Associated With The Strategic Partners FlexElite Contract?"

   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 11.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.

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PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and therefore, is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2004, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.

   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).

   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.

   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.

   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/ dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.

   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

LITIGATION

Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

   Pruco Life has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's Office. Pruco Life is cooperating with all such inquiries.

   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular

--------------------------------------------------------------------------------

        11:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

ASSIGNMENT

In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners FlexElite contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Payments Made to Promote Sale of Our Products

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  State Specific Variations

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

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 88

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA

The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                              1 + I
                  MVA = [(-------------)to the N/12 power] -1
                          1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                              1 + I
                   MVA = [(-----------)to the N/12 power] -1
                              1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the(38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04871

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04871 = $542.00

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $542.00 = $11,669.11

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04126

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04126) = -$459.10

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$459.10) = $10,668.01

MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power-1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)]to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners FlexElite Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.

   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"

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PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES:
(BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00649                  $0.75325                       93,203
         1/1/2003 to 12/31/2003                      $0.75325                  $0.96574                      650,728
         1/1/2004 to 12/31/2004                      $0.96574                  $1.04212                      519,492
PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00967                  $0.80433                       19,194
         1/1/2003 to 12/31/2003                      $0.80433                  $1.04229                      135,937
         1/1/2004 to 12/31/2004                      $1.04229                  $1.12776                      327,748
PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00696                  $0.78574                      122,789
         1/1/2003 to 12/31/2003                      $0.78574                  $1.03683                      199,985
         1/1/2004 to 12/31/2004                      $1.03683                  $1.11832                      189,864
PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00000                  $0.99920                      423,551
         1/1/2003 to 12/31/2003                      $0.99920                  $0.99175                    2,261,832
         1/1/2004 to 12/31/2004                      $0.99175                  $0.98636                    1,732,006
PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00875                  $0.81778                       59,882
         1/1/2003 to 12/31/2003                      $0.81778                  $1.03180                    1,305,656
         1/1/2004 to 12/31/2004                      $1.03180                  $1.12172                    1,441,905
PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00860                  $0.79642                       40,410
         1/1/2003 to 12/31/2003                      $0.79642                  $1.00386                      239,625
         1/1/2004 to 12/31/2004                      $1.00386                  $1.14926                      359,660
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00677                  $0.79525                      312,154
         1/1/2003 to 12/31/2003                      $0.79525                  $1.03928                      757,989
         1/1/2004 to 12/31/2004                      $1.03928                  $1.17378                      980,943
SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00304                  $0.78203                       96,866
         1/1/2003 to 12/31/2003                      $0.78203                  $0.97382                      262,005
         1/1/2004 to 12/31/2004                      $0.97382                  $1.07230                       71,567
SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00936                  $0.85600                       37,745
         1/1/2003 to 12/31/2003                      $0.85600                  $1.04209                      156,248
         1/1/2004 to 12/31/2004                      $1.04209                  $1.11577                      192,135


* DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00779                  $0.78002                       83,646
         1/1/2003 to 12/31/2003                      $0.78002                  $0.95090                    1,707,961
         1/1/2004 to 12/31/2004                      $0.95090                  $0.99301                    1,470,174
SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00335                  $0.88984                    2,338,741
         1/1/2003 to 12/31/2003                      $0.88984                  $1.07623                    5,502,079
         1/1/2004 to 12/31/2004                      $1.07623                  $1.17676                    9,469,017
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00203                  $0.93918                    2,345,900
         1/1/2003 to 12/31/2003                      $0.93918                  $1.07673                    4,403,658
         1/1/2004 to 12/31/2004                      $1.07673                  $1.15394                    2,394,175
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00676                  $0.85482                      433,610
         1/1/2003 to 12/31/2003                      $0.85482                  $1.08886                    1,349,154
         1/1/2004 to 12/31/2004                      $1.08886                  $1.20600                    1,886,439
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00401                  $0.77921                      127,081
         1/1/2003 to 12/31/2003                      $0.77921                  $1.02081                      659,327
         1/1/2004 to 12/31/2004                      $1.02081                  $1.21256                      906,230
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00493                  $0.84271                      723,141
         1/1/2003 to 12/31/2003                      $0.84271                  $1.06394                    1,988,561
         1/1/2004 to 12/31/2004                      $1.06394                  $1.18378                    2,586,101
SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00956                  $0.83364                       51,159
         1/1/2003 to 12/31/2003                      $0.83364                  $1.04013                      401,897
         1/1/2004 to 12/31/2004                      $1.04013                  $1.20534                      547,463
SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00812                  $0.81844                      208,005
         1/1/2003 to 12/31/2003                      $0.81844                  $1.02601                      378,060
         1/1/2004 to 12/31/2004                      $1.02601                  $1.16945                      525,090
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00460                  $0.76575                       89,492
         1/1/2003 to 12/31/2003                      $0.76575                  $0.95573                      229,832
         1/1/2004 to 12/31/2004                      $0.95573                  $1.05721                      184,299


* DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 94

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.60)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.98986                  $0.68122                       64,598
         1/1/2003 to 12/31/2003                      $0.68122                  $0.93944                      718,763
         1/1/2004 to 12/31/2004                      $0.93944                  $1.10534                    1,479,218

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99896                  $0.97196                      257,990
         1/1/2003 to 12/31/2003                      $0.97196                  $1.17106                    3,639,912
         1/1/2004 to 12/31/2004                      $1.17106                  $1.26025                    2,570,594

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99996                  $1.05757                      946,026
         1/1/2003 to 12/31/2003                      $1.05757                  $1.10183                    4,014,394
         1/1/2004 to 12/31/2004                      $1.10183                  $1.14172                    3,829,364

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00813                  $0.75658                       77,973
         1/1/2003 to 12/31/2003                      $0.75658                  $1.05808                      234,827
         1/1/2004 to 12/31/2004                      $1.05808                  $1.26419                      219,324

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $0.99996                  $0.76251                       66,083
         1/1/2003 to 12/31/2003                      $0.76251                  $1.01108                      571,775
         1/1/2004 to 12/31/2004                      $1.01108                  $0.98594                    1,185,252

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00807                  $0.80793                       98,858
         1/1/2003 to 12/31/2003                      $0.80793                  $1.00077                       79,543
         1/1/2004 to 12/31/2004                      $1.00077                  $1.08939                       58,732

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00200                  $0.68057                        2,907
         1/1/2003 to 12/31/2003                      $0.68057                  $0.95387                      188,395
         1/1/2004 to 12/31/2004                      $0.95387                  $0.93892                      856,847

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00364                  $0.76891                       36,399
         1/1/2003 to 12/31/2003                      $0.76891                  $1.05634                      992,042
         1/1/2004 to 12/31/2004                      $1.05634                  $1.21164                    1,093,796

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002* to 12/31/2002                     $1.00860                  $0.77398                        8,577
         1/1/2003 to 12/31/2003                      $0.77398                  $1.00180                       86,824
         1/1/2004 to 12/31/2004                      $1.00180                  $1.02749                       87,502

* DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES:
(GREATER OF ROLL-UP AND STEP-UP GMDB 2.00)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD

JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99921                  $1.21145                      779,617
         1/1/2004 to 12/31/2004                      $1.21145                  $1.30215                    1,201,858

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00117                  $1.24857                      193,463
         1/1/2004 to 12/31/2004                      $1.24857                  $1.34563                      335,874

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00326                  $1.23779                      155,832
         1/1/2004 to 12/31/2004                      $1.23779                  $1.32982                      360,447

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99997                  $0.99224                      212,815
         1/1/2004 to 12/31/2004                      $0.99224                  $0.98298                      463,334

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99953                  $1.20803                      423,123
         1/1/2004 to 12/31/2004                      $1.20803                  $1.30813                    1,128,664

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99995                  $1.25016                       94,946
         1/1/2004 to 12/31/2004                      $1.25016                  $1.42553                      344,650

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00158                  $1.26460                      912,164
         1/1/2004 to 12/31/2004                      $1.26460                  $1.42283                    3,979,623

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99611                  $1.22686                       40,542
         1/1/2004 to 12/31/2004                      $1.22686                  $1.34554                      149,082

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99816                  $1.19826                      316,000
         1/1/2004 to 12/31/2004                      $1.19826                  $1.27805                      615,831

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99809                  $1.13844                      383,589
         1/1/2004 to 12/31/2004                      $1.13844                  $1.18413                      790,999

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00116                  $1.15404                    2,516,911
         1/1/2004 to 12/31/2004                      $1.15404                  $1.25692                    8,713,415


* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 96

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 2.00)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00100                  $1.08861                      562,468
         1/1/2004 to 12/31/2004                      $1.08861                  $1.16214                    1,932,434
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99995                  $1.24302                    1,399,288
         1/1/2004 to 12/31/2004                      $1.24302                  $1.37126                    3,068,048
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99690                  $1.29176                      584,437
         1/1/2004 to 12/31/2004                      $1.29176                  $1.52840                    1,435,348
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00135                  $1.21051                    3,262,410
         1/1/2004 to 12/31/2004                      $1.21051                  $1.34162                   12,554,423
SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99746                  $1.21513                      366,983
         1/1/2004 to 12/31/2004                      $1.21513                  $1.40272                      821,209
SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00500                  $1.27708                      460,314
         1/1/2004 to 12/31/2004                      $1.27708                  $1.45001                      834,477
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99995                  $1.19662                      139,899
         1/1/2004 to 12/31/2004                      $1.19662                  $1.31856                      396,175
SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99765                  $1.29694                      542,782
         1/1/2004 to 12/31/2004                      $1.29694                  $1.52009                    1,388,859
SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00293                  $1.08266                      481,047
         1/1/2004 to 12/31/2004                      $1.08266                  $1.16040                    1,025,689
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00170                  $1.01274                      880,192
         1/1/2004 to 12/31/2004                      $1.01274                  $1.04519                    1,899,066
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00190                  $1.28167                      217,286
         1/1/2004 to 12/31/2004                      $1.28167                  $1.52534                      542,117
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00196                  $1.29715                      241,209
         1/1/2004 to 12/31/2004                      $1.29715                  $1.25997                      602,094


* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS FLEXELITE PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 2.00)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99621                  $1.16761                      197,854
         1/1/2004 to 12/31/2004                      $1.16761                  $1.26593                      371,611

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00272                  $1.30756                      229,497
         1/1/2004 to 12/31/2004                      $1.30756                  $1.28192                      378,370

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $1.00451                  $1.32707                      180,985
         1/1/2004 to 12/31/2004                      $1.32707                  $1.51629                      563,901

JANUS ASPEN SERIES--GROWTH PORTFOLIO
SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/1/2003* to 12/31/2003                     $0.99867                  $1.20059                       61,017
         1/1/2004 to 12/31/2004                      $1.20059                  $1.22651                      165,169

* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------
 98

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS ORD01091 (05/2005).

           ---------------------------------------------------------
                               (print your name)

           ---------------------------------------------------------
                                   (address)

           ---------------------------------------------------------
                             (city/state/zip code)

                                MAILING ADDRESS:

                       PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. Box 7960
                             Philadelphia, PA 19176

ORD01091

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 2, 2005

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

     The Strategic Partners(SM) FlexElite annuity contract (the "Contract") is an individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners FlexElite prospectus, dated May 2, 2005. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS...............   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   3
DETERMINATION OF ACCUMULATION UNIT VALUES...................   4
FEDERAL TAX STATUS..........................................  15
STATE SPECIFIC VARIATIONS...................................  15
FINANCIAL STATEMENTS........................................  16
SEPARATE ACCOUNT FINANCIAL INFORMATION......................  A1
COMPANY FINANCIAL INFORMATION...............................  B1

         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
            NEWARK, NJ 07102-2992                      PHILADELPHIA, PENNSYLVANIA 19176
                                                          TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of the Prudential Insurance Company of America.
ORD01091B ED. 05/02/2005

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

     The consolidated financial statements of Pruco Life and subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2004, 2003 and 2002, $4,942,952, $7,202,013 and $5,825,593,
respectively, was paid to PIMS for its services as principal underwriter. During 2004, 2003 and 2002, PIMS retained none of those commissions.

     As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

     In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

     The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

     - Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated brokers/dealers).

     - Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life products sold through the firm (or its affiliated broker/dealers).

     - Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

     The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 2, 2005) received payment of more than $10,000 under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

NAME OF FIRM:
AIG (part of the AIG selling network)*
Citigroup Global Markets, Inc.
Financial Network Investment Corp. (part of the ING selling network)*
FSC Securities Corporation (part of the AIG selling network)*
ING Financial Partners (part of the ING selling network)*
Merrill Lynch
Multi-Financial Securities Corporation (part of the ING selling network)* Primevest Financial Services, Inc. (part of the ING selling network)*
Pruco Securities, LLC**
Royal Alliance Associates, Inc. (part of the AIG selling network)*
SunAmerica Securities, Inc. (part of the AIG selling network)*
UBS Financial Services
Wachovia Securities, LLC*
------------------------
* Also includes payments in connection with products issued by American Skandia Life Assurance Corporation, a Prudential Financial affiliate.

** Also includes payments in connection with products issued by The Prudential
   Insurance Company of America.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

     As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See "What Are The Expenses Associated With The Strategic Partners Flexelite Contract?" and "Calculating Contract Value" in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

     As we have indicated in the prospectus, Strategic Partners FlexElite is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In the prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2004. Here, we set out unit values corresponding to the remaining unit values.

     The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Investment Options Can I Choose?" in the prospectus.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT (1.65%) (FOR VERSION OF CONTRACT SOLD ON OR AFTER MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99922         $1.21420             152,125
  1/1/2004 to 12/31/2004                                      $1.21420         $1.30956             463,002
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00118         $1.25147             193,243
  1/1/2004 to 12/31/2004                                      $1.25147         $1.35334             311,248
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00327         $1.24068              32,673
  1/1/2004 to 12/31/2004                                      $1.24068         $1.33762              77,639
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99998         $0.99441             297,971
  1/1/2004 to 12/31/2004                                      $0.99441         $0.98836             443,374
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99954         $1.21092             645,032
  1/1/2004 to 12/31/2004                                      $1.21092         $1.31565             894,853
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99996         $1.25309              42,682
  1/1/2004 to 12/31/2004                                      $1.25309         $1.43382           1,280,669
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00159         $1.26748             926,053
  1/1/2004 to 12/31/2004                                      $1.26748         $1.43082           2,075,045
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99612         $1.22971              48,569
  1/1/2004 to 12/31/2004                                      $1.22971         $1.35327             200,376
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99817         $1.20107              55,244
  1/1/2004 to 12/31/2004                                      $1.20107         $1.28542             158,604
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99810         $1.14105             173,262
  1/1/2004 to 12/31/2004                                      $1.14105         $1.19100             220,957
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00117         $1.15665           1,403,004
  1/1/2004 to 12/31/2004                                      $1.15665         $1.26403           4,143,981
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00101         $1.09107             502,755
  1/1/2004 to 12/31/2004                                      $1.09107         $1.16864           1,516,227
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99996         $1.24587             340,819
  1/1/2004 to 12/31/2004                                      $1.24587         $1.37914           1,260,460
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99691         $1.29465             151,428
  1/1/2004 to 12/31/2004                                      $1.29465         $1.53719             824,839
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00136         $1.21340           1,767,018
  1/1/2004 to 12/31/2004                                      $1.21340         $1.34942           5,541,608
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99747         $1.21789              97,852
  1/1/2004 to 12/31/2004                                      $1.21789         $1.41075             265,841
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00501         $1.28001              44,449
  1/1/2004 to 12/31/2004                                      $1.28001         $1.45822             306,485
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99996         $1.19946              47,651
  1/1/2004 to 12/31/2004                                      $1.19946         $1.32614             164,020

---------------

* Date that the later version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT (1.65%) (FOR VERSION OF CONTRACT SOLD ON OR AFTER MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99766         $1.29984              95,019
  1/1/2004 to 12/31/2004                                      $1.29984         $1.52873             345,645
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00294         $1.08516             314,251
  1/1/2004 to 12/31/2004                                      $1.08516         $1.16704             999,511
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00171         $1.01504             623,594
  1/1/2004 to 12/31/2004                                      $1.01504         $1.05111           2,655,127
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00191         $1.28474              91,965
  1/1/2004 to 12/31/2004                                      $1.28474         $1.53414             394,019
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00197         $1.30010              57,793
  1/1/2004 to 12/31/2004                                      $1.30010         $1.26711             150,104
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99622         $1.17034               8,783
  1/1/2004 to 12/31/2004                                      $1.17034         $1.27319              31,257
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00273         $1.31054              92,962
  1/1/2004 to 12/31/2004                                      $1.31054         $1.28925             150,355
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00452         $1.33001              80,631
  1/1/2004 to 12/31/2004                                      $1.33001         $1.52498             306,145
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99868         $1.20333              36,916
  1/1/2004 to 12/31/2004                                      $1.20333         $1.23354              32,398

---------------

* Date that the later version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.80%)
                             (FOR VERSION OF CONTRACT SOLD PRIOR TO MAY 1, 2003)

                                                      ACCUMULATION        ACCUMULATION          NUMBER OF
                                                     UNIT VALUE AT        UNIT VALUE AT     ACCUMULATION UNITS
                                                      BEGINNING OF           END OF            OUTSTANDING
                                                         PERIOD              PERIOD          AT END OF PERIOD
                                                   ------------------   -----------------   ------------------
JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00648            $0.75226              214,390
  1/1/2003 to 12/31/2003                                $0.75226            $0.96253              359,454
  1/1/2004 to 12/31/2004                                $0.96253            $1.03657              437,733
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00966            $0.80322               44,245
  1/1/2003 to 12/31/2003                                $0.80322            $1.03884               60,531
  1/1/2004 to 12/31/2004                                $1.03884            $1.12174               65,420
PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00695            $0.78463               53,564
  1/1/2003 to 12/31/2003                                $0.78463            $1.03335               74,916
  1/1/2004 to 12/31/2004                                $1.03335            $1.11240               75,476
PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00000            $0.99743              570,229
  1/1/2003 to 12/31/2003                                $0.99743            $0.98810              350,529
  1/1/2004 to 12/31/2004                                $0.98810            $0.98039              176,564
PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00875            $0.81672              238,239
  1/1/2003 to 12/31/2003                                $0.81672            $1.02836              583,040
  1/1/2004 to 12/31/2004                                $1.02836            $1.11569              586,683
PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00859            $0.79536               62,128
  1/1/2003 to 12/31/2003                                $0.79536            $1.00061              104,789
  1/1/2004 to 12/31/2004                                $1.00061            $1.14323              137,447
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00676            $0.79423              297,609
  1/1/2003 to 12/31/2003                                $0.79423            $1.03590               95,814
  1/1/2004 to 12/31/2004                                $1.03590            $1.16780              426,135
SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00303            $0.78103              101,781
  1/1/2003 to 12/31/2003                                $0.78103            $0.97072              342,995
  1/1/2004 to 12/31/2004                                $0.97072            $1.06671              372,335
SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00936            $0.85495               97,701
  1/1/2003 to 12/31/2003                                $0.85495            $1.03882               71,502
  1/1/2004 to 12/31/2004                                $1.03882            $1.11022              118,334
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00779            $0.77894               33,650
  1/1/2003 to 12/31/2003                                $0.77894            $0.94778              183,558
  1/1/2004 to 12/31/2004                                $0.94778            $0.98789              209,317
SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00334            $0.88881            1,767,596
  1/1/2003 to 12/31/2003                                $0.88881            $1.07278            3,922,711
  1/1/2004 to 12/31/2004                                $1.07278            $1.17080            4,878,947
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00202            $0.93791            1,259,036
  1/1/2003 to 12/31/2003                                $0.93791            $1.07333            2,239,004
  1/1/2004 to 12/31/2004                                $1.07333            $1.14803            1,929,762
SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00675            $0.85364              384,740
  1/1/2003 to 12/31/2003                                $0.85364            $1.08521            1,255,403
  1/1/2004 to 12/31/2004                                $1.08521            $1.19961            1,551,108


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.80%)
                             (FOR VERSION OF CONTRACT SOLD PRIOR TO MAY 1, 2003)

                                                      ACCUMULATION        ACCUMULATION          NUMBER OF
                                                     UNIT VALUE AT        UNIT VALUE AT     ACCUMULATION UNITS
                                                      BEGINNING OF           END OF            OUTSTANDING
                                                         PERIOD              PERIOD          AT END OF PERIOD
                                                   ------------------   -----------------   ------------------
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00400            $0.77819              325,909
  1/1/2003 to 12/31/2003                                $0.77819            $1.01747              755,223
  1/1/2004 to 12/31/2004                                $1.01747            $1.20621              935,131
SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00493            $0.84170            1,338,544
  1/1/2003 to 12/31/2003                                $0.84170            $1.06062            1,317,700
  1/1/2004 to 12/31/2004                                $1.06062            $1.17805            1,350,712
SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00956            $0.83257               91,491
  1/1/2003 to 12/31/2003                                $0.83257            $1.03667              273,167
  1/1/2004 to 12/31/2004                                $1.03667            $1.19910              322,473
SP LSV INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00811            $0.81728               73,877
  1/1/2003 to 12/31/2003                                $0.81728            $1.02253              284,552
  1/1/2004 to 12/31/2004                                $1.02253            $1.16327              356,736
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00460            $0.76476               66,059
  1/1/2003 to 12/31/2003                                $0.76476            $0.95259               48,299
  1/1/2004 to 12/31/2004                                $0.95259            $1.05155               63,108
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $0.98985            $0.68036              164,457
  1/1/2003 to 12/31/2003                                $0.68036            $0.93641              377,429
  1/1/2004 to 12/31/2004                                $0.93641            $1.09960              403,080
SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $0.99895            $0.97054              179,141
  1/1/2003 to 12/31/2003                                $0.97054            $1.16713              744,676
  1/1/2004 to 12/31/2004                                $1.16713            $1.25337              843,369
SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $0.99995            $1.05598            1,414,853
  1/1/2003 to 12/31/2003                                $1.05598            $1.09810            2,402,246
  1/1/2004 to 12/31/2004                                $1.09810            $1.13578            2,504,059
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00812            $0.75559               29,253
  1/1/2003 to 12/31/2003                                $0.75559            $1.05460              238,073
  1/1/2004 to 12/31/2004                                $1.05460            $1.25756              139,536
SP STATE STREET RESEARCH SMALL CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $0.99995            $0.76152               67,029
  1/1/2003 to 12/31/2003                                $0.76152            $1.00776              312,551
  1/1/2004 to 12/31/2004                                $1.00776            $0.98074              147,023
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00807            $0.80675               22,713
  1/1/2003 to 12/31/2003                                $0.80675            $0.99735              224,121
  1/1/2004 to 12/31/2004                                $0.99735            $1.08346              223,906
SP TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00200            $0.67963               34,746
  1/1/2003 to 12/31/2003                                $0.67963            $0.95067               89,217
  1/1/2004 to 12/31/2004                                $0.95067            $0.93385               74,197


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.80%)
                             (FOR VERSION OF CONTRACT SOLD PRIOR TO MAY 1, 2003)

                                                      ACCUMULATION        ACCUMULATION          NUMBER OF
                                                     UNIT VALUE AT        UNIT VALUE AT     ACCUMULATION UNITS
                                                      BEGINNING OF           END OF            OUTSTANDING
                                                         PERIOD              PERIOD          AT END OF PERIOD
                                                   ------------------   -----------------   ------------------
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00363            $0.76784               14,839
  1/1/2003 to 12/31/2003                                $0.76784            $1.05277               66,593
  1/1/2004 to 12/31/2004                                $1.05277            $1.20513              143,170
JANUS ASPEN SERIES - GROWTH PORTFOLIO - SERVICE
SHARES
--------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                               $1.00860            $0.77295                8,422
  1/1/2003 to 12/31/2003                                $0.77295            $0.99852               65,128
  1/1/2004 to 12/31/2004                                $0.99852            $1.02201              183,128


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)
                          (FOR VERSION OF CONTRACT SOLD ON OR AFTER MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF        OUTSTANDING AT END
                                                               PERIOD           PERIOD            OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
  --------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99921         $1.21233             202,820
  1/1/2004 to 12/31/2004                                      $1.21233         $1.30430             281,333
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00117         $1.24952              43,704
  1/1/2004 to 12/31/2004                                      $1.24952         $1.34792             335,794
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00326         $1.23864              60,353
  1/1/2004 to 12/31/2004                                      $1.23864         $1.33210             124,197
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99997         $0.99262             160,837
  1/1/2004 to 12/31/2004                                      $0.99262         $0.98415             534,009
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99954         $1.20876             443,894
  1/1/2004 to 12/31/2004                                      $1.20876         $1.31018             646,870
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99995         $1.25095              79,592
  1/1/2004 to 12/31/2004                                      $1.25095         $1.42793             206,668
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00159         $1.26550             142,298
  1/1/2004 to 12/31/2004                                      $1.26550         $1.42516             698,026
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99612         $1.22767               2,916
  1/1/2004 to 12/31/2004                                      $1.22767         $1.34754             194,512
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99816         $1.19898              90,527
  1/1/2004 to 12/31/2004                                      $1.19898         $1.28008             161,697
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99810         $1.13924             167,657
  1/1/2004 to 12/31/2004                                      $1.13924         $1.18615             386,117
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00116         $1.15480           2,345,208
  1/1/2004 to 12/31/2004                                      $1.15480         $1.25898           4,511,194
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00100         $1.08936             417,838
  1/1/2004 to 12/31/2004                                      $1.08936         $1.16410           1,449,294
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99995         $1.24382             680,183
  1/1/2004 to 12/31/2004                                      $1.24382         $1.37351           1,359,412
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99690         $1.29249             231,245
  1/1/2004 to 12/31/2004                                      $1.29249         $1.53075             608,481
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00136         $1.21139           1,670,581
  1/1/2004 to 12/31/2004                                      $1.21139         $1.34402           3,633,266
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99746         $1.21594              15,927
  1/1/2004 to 12/31/2004                                      $1.21594         $1.40509             208,063
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00501         $1.27800             154,639
  1/1/2004 to 12/31/2004                                      $1.27800         $1.45238             230,516


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)
                          (FOR VERSION OF CONTRACT SOLD ON OR AFTER MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF        OUTSTANDING AT END
                                                               PERIOD           PERIOD            OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99995         $1.19742              36,075
  1/1/2004 to 12/31/2004                                      $1.19742         $1.32075              74,101
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99765         $1.29777             213,922
  1/1/2004 to 12/31/2004                                      $1.29777         $1.52251             703,455
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00293         $1.08341             538,838
  1/1/2004 to 12/31/2004                                      $1.08341         $1.16226             694,235
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00170         $1.01352             730,790
  1/1/2004 to 12/31/2004                                      $1.01352         $1.04722           1,039,576
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00190         $1.28257              87,018
  1/1/2004 to 12/31/2004                                      $1.28257         $1.52780             190,185
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00196         $1.29804              45,385
  1/1/2004 to 12/31/2004                                      $1.29804         $1.26206              64,056
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99621         $1.16835               5,801
  1/1/2004 to 12/31/2004                                      $1.16835         $1.26795               9,546
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00273         $1.30846              53,691
  1/1/2004 to 12/31/2004                                      $1.30846         $1.28407             158,272
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $1.00451         $1.32794              25,018
  1/1/2004 to 12/31/2004                                      $1.32794         $1.51877             246,280
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  5/1/2003* to 12/31/2003                                     $0.99867         $1.20138              16,046
  1/1/2004 to 12/31/2004                                      $1.20138         $1.22850               8,854


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES: GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)
                             (FOR VERSION OF CONTRACT SOLD PRIOR TO MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00648         $0.75180             377,115
  1/1/2003 to 12/31/2003                                      $0.75180         $0.96088             566,669
  1/1/2004 to 12/31/2004                                      $0.96088         $1.03376             546,805
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00966         $0.80268              66,016
  1/1/2003 to 12/31/2003                                      $0.80268         $1.03701             103,027
  1/1/2004 to 12/31/2004                                      $1.03701         $1.11870              72,663
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00695         $0.78418              29,542
  1/1/2003 to 12/31/2003                                      $0.78418         $1.03178              39,225
  1/1/2004 to 12/31/2004                                      $1.03178         $1.10956              48,872
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $0.99999         $0.99700             571,732
  1/1/2003 to 12/31/2003                                      $0.99700         $0.98657           1,666,386
  1/1/2004 to 12/31/2004                                      $0.98657         $0.97813             651,318
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00874         $0.81618             266,528
  1/1/2003 to 12/31/2003                                      $0.81618         $1.02665             451,649
  1/1/2004 to 12/31/2004                                      $1.02665         $1.11280             757,015
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00859         $0.79484             132,220
  1/1/2003 to 12/31/2003                                      $0.79484         $0.99895             152,594
  1/1/2004 to 12/31/2004                                      $0.99895         $1.14026             430,419
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00676         $0.79375              96,535
  1/1/2003 to 12/31/2003                                      $0.79375         $1.03429             269,528
  1/1/2004 to 12/31/2004                                      $1.03429         $1.16491             266,921
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00303         $0.78053              97,237
  1/1/2003 to 12/31/2003                                      $0.78053         $0.96913             374,853
  1/1/2004 to 12/31/2004                                      $0.96913         $1.06403             366,969
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00935         $0.85428             250,386
  1/1/2003 to 12/31/2003                                      $0.85428         $1.03690             352,932
  1/1/2004 to 12/31/2004                                      $1.03690         $1.10711             644,655
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00779         $0.77852             111,582
  1/1/2003 to 12/31/2003                                      $0.77852         $0.94630             261,595
  1/1/2004 to 12/31/2004                                      $0.94630         $0.98534             236,036
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00334         $0.88815           2,232,613
  1/1/2003 to 12/31/2003                                      $0.88815         $1.07101           4,321,009
  1/1/2004 to 12/31/2004                                      $1.07101         $1.16757           4,876,619
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00202         $0.93721           1,208,424
  1/1/2003 to 12/31/2003                                      $0.93721         $1.07138           3,149,673
  1/1/2004 to 12/31/2004                                      $1.07138         $1.14483           3,130,599
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00675         $0.85308             767,809
  1/1/2003 to 12/31/2003                                      $0.85308         $1.08338           1,336,389
  1/1/2004 to 12/31/2004                                      $1.08338         $1.19630           1,553,196


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)
                             (FOR VERSION OF CONTRACT SOLD PRIOR TO MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00400         $0.77764             687,163
  1/1/2003 to 12/31/2003                                      $0.77764         $1.01585           1,143,939
  1/1/2004 to 12/31/2004                                      $1.01585         $1.20315           1,179,067
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00493         $0.84106             867,397
  1/1/2003 to 12/31/2003                                      $0.84106         $1.05872           1,793,444
  1/1/2004 to 12/31/2004                                      $1.05872         $1.17456           1,792,145
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00955         $0.83199             169,886
  1/1/2003 to 12/31/2003                                      $0.83199         $1.03497             408,620
  1/1/2004 to 12/31/2004                                      $1.03497         $1.19592             458,280
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00811         $0.81683             301,582
  1/1/2003 to 12/31/2003                                      $0.81683         $1.02106             587,771
  1/1/2004 to 12/31/2004                                      $1.02106         $1.16034             600,870
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00459         $0.76423              82,463
  1/1/2003 to 12/31/2003                                      $0.76423         $0.95104             280,925
  1/1/2004 to 12/31/2004                                      $0.95104         $1.04886             264,673
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $0.98985         $0.67989             273,705
  1/1/2003 to 12/31/2003                                      $0.67989         $0.93473             446,824
  1/1/2004 to 12/31/2004                                      $0.93473         $1.09658             541,997
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $0.99894         $0.96993             254,347
  1/1/2003 to 12/31/2003                                      $0.96993         $1.16517             896,047
  1/1/2004 to 12/31/2004                                      $1.16517         $1.25010             964,517
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $0.99995         $1.05530           1,146,670
  1/1/2003 to 12/31/2003                                      $1.05530         $1.09611           2,015,225
  1/1/2004 to 12/31/2004                                      $1.09611         $1.13234           2,009,591
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00811         $0.75509              99,516
  1/1/2003 to 12/31/2003                                      $0.75509         $1.05301             122,785
  1/1/2004 to 12/31/2004                                      $1.05301         $1.25435             185,819
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $0.99995         $0.76102              42,549
  1/1/2003 to 12/31/2003                                      $1.76102         $1.00612             141,722
  1/1/2004 to 12/31/2004                                      $1.00612         $0.97830             173,816
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00807         $0.80631              53,305
  1/1/2003 to 12/31/2003                                      $0.80631         $0.99573              69,014
  1/1/2004 to 12/31/2004                                      $0.99573         $1.08068              72,487
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00200         $0.67919              63,900
  1/1/2003 to 12/31/2003                                      $0.67919         $0.94917             162,731
  1/1/2004 to 12/31/2004                                      $0.94917         $0.93149             163,047


---------------


* Date that the original version of this annuity was first offered.

                          STRATEGIC PARTNERS FLEXELITE

ACCUMULATION UNIT VALUES (CONTINUED): GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT (1.90)
                             (FOR VERSION OF CONTRACT SOLD PRIOR TO MAY 1, 2003)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00363         $0.76740             102,907
  1/1/2003 to 12/31/2003                                      $0.76740         $1.05116             169,092
  1/1/2004 to 12/31/2004                                      $1.05116         $1.20217             175,000
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  5/1/2002* to 12/31/2002                                     $1.00859         $0.77246              13,767
  1/1/2003 to 12/31/2003                                      $0.77246         $0.99692              24,578
  1/1/2004 to 12/31/2004                                      $0.99692         $1.01946              27,097


---------------


* Date that the original version of this annuity was first offered.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION

     The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS

     Some of the states in which the Strategic Partners FlexElite variable annuity contract is currently sold (or is expected to be sold) require us to modify the Contract to adhere to certain restrictions or limitations imposed by those states. Please consult your contract for additional details.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners FlexElite contract, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     FLEXIBLE    CONSERVATIVE   PRUDENTIAL    HIGH YIELD
                                      MARKET         BOND         EQUITY        MANAGED      BALANCED        VALUE         BOND
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ============  ============  ============  ============  ============  ============  ============


NET ASSETS, representing:
  Accumulation units ............  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............   213,892,002   283,870,233   266,362,367    21,202,342    34,197,360   202,437,819   160,680,619
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........    24,351,636    39,256,819    19,532,213     2,056,052     3,569,887    19,919,580    44,346,385
  Portfolio net asset
    value per share .............  $      10.00  $      11.28  $      22.31  $      16.58  $      15.10  $      19.93  $       5.42
  Investment in portfolio
    shares, at cost .............  $243,516,359  $436,280,549  $539,774,224  $ 36,025,444  $ 54,966,106  $407,399,242  $295,236,904


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                             SUBACCOUNTS
                                   ------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     FLEXIBLE    CONSERVATIVE   PRUDENTIAL    HIGH YIELD
                                      MARKET         BOND         EQUITY        MANAGED      BALANCED        VALUE         BOND
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  2,806,571  $ 20,616,892  $  5,328,019  $    510,763  $  1,144,824  $  5,074,855  $ 17,868,934
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------


EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     4,093,555     6,568,488     6,070,560       481,359       781,536     5,284,356     3,442,865
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     4,093,555     6,568,488     6,070,560       481,359       781,536     5,284,356     3,442,865
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....    (1,286,984)   14,048,404      (742,541)       29,404       363,288      (209,501)   14,426,069
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0       342,596             0             0
  Realized gain (loss) on
    shares redeemed .............             0       747,430   (23,185,880)     (833,319)     (835,159)   (7,423,878)  (12,613,537)
  Net change in unrealized gain
    (loss) on investments .......             0     3,770,820    57,878,332     3,801,436     3,568,051    59,354,321    18,432,869
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................             0     4,518,250    34,692,452     2,968,117     3,075,488    51,930,443     5,819,332
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ (1,286,984) $ 18,566,654  $ 33,949,911  $  2,997,521  $  3,438,776  $ 51,720,942  $ 20,245,401
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

STATEMENT OF NET ASSETS
December 31, 2004

                                                                     SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                    PRUDENTIAL     PRUDENTIAL                                    PRUDENTIAL   T. ROWE PRICE
                                     NATURAL          STOCK       PRUDENTIAL     PRUDENTIAL        SMALL      INTERNATIONAL
                                     RESOURCES        INDEX         GLOBAL        JENNISON    CAPITALIZATION     STOCK
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO   STOCK PORTFOLIO   PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   =============  =============  =============  =============  =============  =============


NET ASSETS, representing:
  Accumulation units ............  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............      3,501,077    443,160,103     92,114,846    421,799,695     56,065,626     35,381,727
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........        369,610     22,150,658      7,804,066     34,180,020      5,996,747      3,011,812
  Portfolio net asset
    value per share .............  $       31.88  $       31.29  $       16.43  $       18.14  $       21.33  $       13.44
  Investment in portfolio
    shares, at cost .............  $   7,765,514  $ 720,955,106  $ 150,518,467  $ 771,618,240  $  90,792,067  $  38,477,912


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                     SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------
                                    PRUDENTIAL     PRUDENTIAL                                    PRUDENTIAL   T. ROWE PRICE
                                     NATURAL          STOCK       PRUDENTIAL     PRUDENTIAL        SMALL      INTERNATIONAL
                                     RESOURCES        INDEX         GLOBAL        JENNISON    CAPITALIZATION     STOCK
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO   STOCK PORTFOLIO   PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $     354,450  $  10,752,427  $   1,212,991  $   2,729,479  $     680,601  $     418,454
                                   -------------  -------------  -------------  -------------  -------------  -------------


EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......        145,247      9,513,311      1,772,576      8,699,004      1,613,542        532,974
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................        145,247      9,513,311      1,772,576      8,699,004      1,613,542        532,974
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....        209,203      1,239,116       (559,585)    (5,969,525)      (932,941)      (114,520)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................        383,998     11,234,005              0              0        437,380              0
  Realized gain (loss) on
    shares redeemed .............        437,034    (11,004,851)    (5,985,796)   (35,400,470)     2,713,790       (336,844)
  Net change in unrealized gain
    (loss) on investments .......      1,213,153     55,067,514     15,956,359     87,748,468     19,659,239      4,896,958
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................      2,034,185     55,296,668      9,970,563     52,347,998     22,810,409      4,560,114
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   2,243,388  $  56,535,784  $   9,410,978  $  46,378,473  $  21,877,468  $   4,445,594
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                   T. ROWE PRICE                               AIM V.I.      AIM V.I.                   JANUS ASPEN
                                      EQUITY        OPCAP         OPCAP          CORE         PREMIER    JANUS ASPEN   INTERNATIONAL
                                       STOCK       MANAGED      SMALL CAP       EQUITY        EQUITY       GROWTH         GROWTH
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO        FUND          FUND       PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............    84,329,331   132,223,393    46,584,707    58,701,262   109,220,077   108,636,431    94,695,241
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........     7,376,743     4,684,016     2,721,942     3,873,124     6,969,254     7,470,541     6,326,470
  Portfolio net asset
    value per share .............  $      22.34  $      42.73  $      36.15  $      22.60  $      21.30  $      20.08  $      27.19
  Investment in portfolio
    shares, at cost .............  $137,582,885  $193,090,273  $ 70,790,418  $ 88,938,328  $191,624,419  $197,051,265  $161,719,669


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                   T. ROWE PRICE                               AIM V.I.      AIM V.I.                   JANUS ASPEN
                                      EQUITY        OPCAP         OPCAP          CORE         PREMIER    JANUS ASPEN   INTERNATIONAL
                                       STOCK       MANAGED      SMALL CAP       EQUITY        EQUITY       GROWTH         GROWTH
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO        FUND          FUND       PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  2,452,039  $  3,151,485  $     44,400  $    836,376  $    675,069  $    217,480  $  1,474,216
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     2,195,485     2,854,370     1,320,156     1,257,598     2,133,897     2,181,464     2,294,107
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     2,195,485     2,854,370     1,320,156     1,257,598     2,133,897     2,181,464     2,294,107
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....       256,554       297,115    (1,275,756)     (421,222)   (1,458,828)   (1,963,984)     (819,891)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................     3,598,200             0             0             0             0             0             0
  Realized gain (loss) on
    shares redeemed .............     2,025,594    (1,223,056)    2,797,853    (1,165,125)   (9,825,695)  (11,455,592)   (1,885,531)
  Net change in unrealized
    gain (loss) on investments ..    14,000,009    18,666,921    12,725,725     7,917,892    17,172,998    17,274,574    29,033,197
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................    19,623,803    17,443,865    15,523,578     6,752,767     7,347,303     5,818,982    27,147,666
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ 19,880,357  $ 17,740,980  $ 14,247,822  $  6,331,545  $  5,888,475  $  3,854,998  $ 26,327,775
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                                                 CREDIT SUISSE                  FRANKLIN       PRUDENTIAL
                                        MFS            MFS        TRUST GLOBAL     AMERICAN      TEMPLETON      JENNISON
                                     RESEARCH       EMERGING      POST-VENTURE    CENTURY VP     SMALL CAP     20/20 FOCUS
                                      SERIES      GROWTH SERIES       FUND        VALUE FUND       FUND         PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............     33,162,132     98,290,772     22,246,516     34,892,219     39,929,116     51,736,138
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........      2,978,253      7,199,348      2,235,178      7,302,223      3,091,084      5,016,425
  Portfolio net asset
    value per share .............  $       15.30  $       17.52  $       11.15  $        8.75  $       19.43  $       12.37
  Investment in portfolio
    shares, at cost .............  $  50,792,508  $ 165,914,445  $  30,569,032  $  47,815,500  $  69,222,372  $  53,929,513


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                      SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                                                 CREDIT SUISSE                  FRANKLIN       PRUDENTIAL
                                        MFS            MFS        TRUST GLOBAL     AMERICAN      TEMPLETON      JENNISON
                                     RESEARCH       EMERGING      POST-VENTURE    CENTURY VP     SMALL CAP     20/20 FOCUS
                                      SERIES      GROWTH SERIES       FUND        VALUE FUND       FUND         PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $     482,844  $           0  $           0  $     615,402  $           0  $      56,110
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......        620,508      1,752,490        331,029        846,323        836,019        812,707
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................        620,508      1,752,490        331,029        846,323        836,019        812,707
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....       (137,664)    (1,752,490)      (331,029)      (230,921)      (836,019)      (756,597)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................              0              0              0        477,375              0              0
  Realized gain (loss) on
    shares redeemed .............     (1,805,880)    (9,853,050)    (1,634,491)     1,470,995     (2,314,016)       238,903
  Net change in unrealized
    gain (loss) on investments ..      7,855,279     24,893,709      5,555,729      5,676,778      8,712,213      8,409,490
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................      6,049,399     15,040,659      3,921,238      7,625,148      6,398,197      8,648,393
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   5,911,735  $  13,288,169  $   3,590,209  $   7,394,227  $   5,562,178  $   7,891,796
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                        PRUDENTIAL
                                                                             PRUDENTIAL                   PRUDENTIAL        SP
                                    PRUDENTIAL                  ALLIANCE-        SP                           SP       STATE STREET
                                    DIVERSIFIED                 BERNSTEIN     ALLIANCE      PRUDENTIAL  GOLDMAN SACHS    RESEARCH
                                   CONSERVATIVE     DAVIS        PREMIER      LARGE CAP         SP        SMALL CAP      SMALL CAP
                                      GROWTH        VALUE        GROWTH        GROWTH      DAVIS VALUE      VALUE         GROWTH
                                     PORTFOLIO       FUND       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............   123,176,004    69,705,276    19,559,751    60,176,615   189,703,912   149,233,424    38,776,789
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........    13,964,821     6,070,542       488,359     8,083,618    20,841,557    13,751,190     5,701,800
  Portfolio net asset
    value per share .............  $      11.28  $      11.78  $      23.11  $       6.61  $      10.98  $      15.51  $       6.46
  Investment in portfolio
    shares, at cost .............  $140,645,906  $ 63,082,303  $ 12,120,946  $ 51,072,316  $189,214,528  $163,975,850  $ 35,279,823


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                        PRUDENTIAL
                                                                             PRUDENTIAL                   PRUDENTIAL        SP
                                    PRUDENTIAL                  ALLIANCE-        SP                           SP       STATE STREET
                                    DIVERSIFIED                 BERNSTEIN     ALLIANCE      PRUDENTIAL  GOLDMAN SACHS    RESEARCH
                                   CONSERVATIVE     DAVIS        PREMIER      LARGE CAP         SP        SMALL CAP      SMALL CAP
                                      GROWTH        VALUE        GROWTH        GROWTH      DAVIS VALUE      VALUE         GROWTH
                                     PORTFOLIO       FUND       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  4,901,486  $    562,573  $          0  $          0  $    774,176  $    273,632  $          0
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     2,193,595       942,891       160,651       773,798     3,135,684     2,568,853       498,386
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     2,193,595       942,891       160,651       773,798     3,135,684     2,568,853       498,386
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....     2,707,891      (380,318)     (160,651)     (773,798)   (2,361,508)   (2,295,221)     (498,386)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0             0        46,261             0
  Realized gain (loss) on
    shares redeemed .............     1,103,764       341,860      (474,070)      (33,528)    2,162,767     2,448,059       179,705
  Net change in unrealized gain
    (loss) on investments .......     8,271,173     7,024,593     1,345,344     3,116,094    20,923,470    30,775,432      (276,571)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     9,374,937     7,366,453       871,274     3,082,566    23,086,237    33,269,752       (96,866)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ 12,082,828  $  6,986,135  $    710,623  $  2,308,768  $ 20,724,729  $ 30,974,531  $   (595,252)
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (Continued)
                                   ----------------------------------------------------------------------------------------



                                    PRUDENTIAL    PRUDENTIAL      JANUS ASPEN   PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                        SP            SP            GROWTH          SP              SP             SP
                                    PIMCO TOTAL   PIMCO HIGH      PORTFOLIO -    LARGE CAP       AIM CORE      MFS CAPITAL
                                      RETURN         YIELD          SERVICE        VALUE          EQUITY      OPPORTUNITIES
                                     PORTFOLIO     PORTFOLIO        SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............    403,101,649    146,925,441     26,094,846     77,840,739     28,927,452     24,771,314
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........     40,362,011     17,741,358      1,125,021      8,151,923      3,713,891      3,337,974
  Portfolio net asset
    value per share .............  $       11.68  $       10.67  $       19.85  $       11.56  $        7.36  $        7.10
  Investment in portfolio
    shares, at cost .............  $ 454,276,246  $ 180,357,415  $  21,435,425  $  76,252,082  $  24,406,383  $  21,072,308


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                      SUBACCOUNTS (Continued)
                                   ----------------------------------------------------------------------------------------



                                    PRUDENTIAL    PRUDENTIAL      JANUS ASPEN   PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                        SP            SP            GROWTH          SP              SP             SP
                                    PIMCO TOTAL   PIMCO HIGH      PORTFOLIO -    LARGE CAP       AIM CORE      MFS CAPITAL
                                      RETURN         YIELD          SERVICE        VALUE          EQUITY      OPPORTUNITIES
                                     PORTFOLIO     PORTFOLIO        SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $   8,665,492  $  10,881,204  $           0  $     585,377  $     105,957  $      37,884
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......      6,876,305      2,568,253        317,564      1,182,403        371,220        324,000
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................      6,876,305      2,568,253        317,564      1,182,403        371,220        324,000
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....      1,789,187      8,312,951       (317,564)      (597,026)      (265,263)      (286,116)
                                   -------------  -------------  -------------  -------------  -------------  -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................      7,879,777      1,408,581              0              0              0              0
  Realized gain (loss) on
    shares redeemed .............      2,178,852        782,317        (50,400)     1,088,307        215,069         72,099
  Net change in unrealized gain
    (loss) on investments .......      4,291,417      1,795,469        928,071     11,548,488      1,757,822      2,394,050
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     14,350,046      3,986,367        877,671     12,636,795      1,972,891      2,466,149
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $  16,139,233  $  12,299,318  $     560,107  $  12,039,769  $   1,707,628  $   2,180,033
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL
                                        SP                         SP        PRUDENTIAL                   PRUDENTIAL   PRUDENTIAL
                                     STRATEGIC    PRUDENTIAL   PRUDENTIAL        SP                           SP           SP
                                     PARTNERS         SP          U.S.           AIM       PRUDENTIAL    CONSERVATIVE   BALANCED
                                      FOCUSED       MID CAP     EMERGING     AGGRESSIVE        SP            ASSET        ASSET
                                      GROWTH        GROWTH       GROWTH        GROWTH      TECHNOLOGY     ALLOCATION   ALLOCATION
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............    28,429,602    95,142,820    93,664,569    23,873,964    28,765,015   368,692,494   636,614,087
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........     3,716,762    13,525,590    13,415,652     3,397,714     4,828,042    38,648,739    72,657,563
  Portfolio net asset
    value per share .............  $       7.00  $       6.85  $       8.07  $       7.26  $       4.77  $      11.20  $      10.63
  Investment in portfolio
    shares, at cost .............  $ 23,222,988  $ 78,219,096  $ 87,057,512  $ 21,340,893  $ 23,350,414  $387,557,715  $670,754,264


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL
                                        SP                         SP        PRUDENTIAL                   PRUDENTIAL   PRUDENTIAL
                                     STRATEGIC    PRUDENTIAL   PRUDENTIAL        SP                           SP           SP
                                     PARTNERS         SP          U.S.           AIM       PRUDENTIAL    CONSERVATIVE   BALANCED
                                      FOCUSED       MID CAP     EMERGING     AGGRESSIVE        SP            ASSET        ASSET
                                      GROWTH        GROWTH       GROWTH        GROWTH      TECHNOLOGY     ALLOCATION   ALLOCATION
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $          0  $          0  $          0  $          0  $          0  $  4,636,832  $  4,460,435
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......       354,283     1,072,575     1,345,187       325,603       322,980     5,557,899     9,615,927
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................       354,283     1,072,575     1,345,187       325,603       322,980     5,557,899     9,615,927
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....      (354,283)   (1,072,575)   (1,345,187)     (325,603)     (322,980)     (921,067)   (5,155,492)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0        21,451             0             0       900,205       391,558
  Realized gain (loss) on
    shares redeemed .............       144,784       560,450     1,084,163       285,353      (165,873)    2,787,086     3,905,465
  Net change in unrealized gain
    (loss) on investments .......     2,332,408    13,028,125    16,674,090     2,203,673       228,386    24,224,330    61,620,530
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     2,477,192    13,588,575    17,779,704     2,489,026        62,513    27,911,621    65,917,553
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................  $  2,122,909  $ 12,516,000  $ 16,434,517  $  2,163,423  $   (260,467) $ 26,990,554  $ 60,762,061
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

STATEMENT OF NET ASSETS
December 31, 2004

                                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
                                    PRUDENTIAL         SP             SP             SP
                                        SP         AGGRESSIVE    WILLIAM BLAIR       LSV
                                   GROWTH ASSET   GROWTH ASSET   INTERNATIONAL  INTERNATIONAL   EVERGREEN VA   EVERGREEN VA
                                    ALLOCATION     ALLOCATION       GROWTH          VALUE        FOUNDATION       GROWTH
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND           FUND
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............    477,746,127     92,088,746     58,452,618     56,154,796      1,325,909      1,019,764
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........     60,920,764     13,089,580      9,235,286      7,277,674        113,083        111,284
  Portfolio net asset
    value per share .............  $        9.80  $        8.98  $        6.85  $        8.84  $       13.74  $       13.80
  Investment in portfolio
    shares, at cost .............  $ 508,748,456  $  99,747,330  $  52,543,185  $  52,500,801  $   1,441,502  $   1,299,165


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
                                    PRUDENTIAL         SP             SP             SP
                                        SP         AGGRESSIVE    WILLIAM BLAIR       LSV
                                   GROWTH ASSET   GROWTH ASSET   INTERNATIONAL  INTERNATIONAL   EVERGREEN VA   EVERGREEN VA
                                    ALLOCATION     ALLOCATION       GROWTH          VALUE        FOUNDATION       GROWTH
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND           FUND
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $   1,763,086  $      40,454  $      85,786  $     225,205  $      13,616  $           0
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......      7,257,170      1,322,783        723,925        844,048         27,483         23,213
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................      7,257,170      1,322,783        723,925        844,048         27,483         23,213
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....     (5,494,084)    (1,282,329)      (638,139)      (618,843)       (13,867)       (23,213)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................              0              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed .............      2,852,616        779,686        881,262        700,197         19,955         16,233
  Net change in unrealized gain
    (loss) on investments .......     57,245,689     12,308,390      7,035,383      7,598,943         59,638        161,078
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     60,098,305     13,088,076      7,916,645      8,299,140         79,593        177,311
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................  $  54,604,221  $  11,805,747  $   7,278,506  $   7,680,297  $      65,726  $     154,098
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                                            SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                         EVERGREEN VA    EVERGREEN VA
                                                         EVERGREEN VA    EVERGREEN VA    INTERNATIONAL    GROWTH AND
                                                            OMEGA       SPECIAL VALUES      EQUITY          INCOME      EVERGREEN VA
                                                             FUND            FUND            FUND            FUND           FUND
                                                         ------------   --------------   -------------   -------------  ------------
ASSETS
  Investment in the portfolios, at value ...........      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ----------      ----------      ----------      ----------     ----------
  Net Assets .......................................      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ==========      ==========      ==========      ==========     ==========

NET ASSETS, representing:
  Accumulation units ...............................      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ----------      ----------      ----------      ----------     ----------
                                                          $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ==========      ==========      ==========      ==========     ==========

  Units outstanding ................................       2,483,750       2,603,188          86,839         266,436        109,596
                                                          ==========      ==========      ==========      ==========     ==========

  Portfolio shares held ............................         214,163         235,009          84,175         179,683         92,957
  Portfolio net asset value per share ..............      $    16.20      $    16.31      $    12.62      $    16.56     $    12.99
  Investment in portfolio shares, at cost ..........      $3,071,328      $3,165,670      $  921,837      $2,755,756     $1,086,652


STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                                            SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                         EVERGREEN VA    EVERGREEN VA
                                                         EVERGREEN VA    EVERGREEN VA    INTERNATIONAL    GROWTH AND
                                                            OMEGA       SPECIAL VALUES      EQUITY          INCOME      EVERGREEN VA
                                                             FUND            FUND            FUND            FUND           FUND
                                                         ------------   --------------   -------------   -------------  ------------
INVESTMENT INCOME
  Dividend income ..................................      $        0      $   34,739      $   10,387      $   32,321     $    2,463
                                                          ----------      ----------      ----------      ----------     ----------

EXPENSES
  Charges to contract owners for assuming mortality
     risk and expense risk and for administration ..          52,912          50,867          11,062          31,582         19,653
                                                          ----------      ----------      ----------      ----------     ----------

NET EXPENSES .......................................          52,912          50,867          11,062          31,582         19,653
                                                          ----------      ----------      ----------      ----------     ----------

NET INVESTMENT INCOME (LOSS) .......................         (52,912)        (16,128)           (675)            739        (17,190)
                                                          ----------      ----------      ----------      ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received .............               0          28,232               0               0              0
  Realized gain (loss) on shares redeemed ..........          74,967          56,897           2,016           5,637          8,718
  Net change in unrealized gain (loss) on investments        169,806         480,340         128,299         190,372         79,917
                                                          ----------      ----------      ----------      ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS .....................         244,773         565,469         130,315         196,009         88,635
                                                          ----------      ----------      ----------      ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................      $  191,861      $  549,341      $  129,640      $  196,748     $   71,445
                                                          ==========      ==========      ==========      ==========     ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                                                                        FLEXIBLE
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND                                  MANAGED
                                         PORTFOLIO                   PORTFOLIO           PRUDENTIAL EQUITY PORTFOLIO    PORTFOLIO
                                ---------------------------  --------------------------  ---------------------------   ------------
                                 01/01/2004    01/01/2003     01/01/2004    01/01/2003    01/01/2004     01/01/2003     01/01/2004
                                     TO            TO             TO            TO            TO             TO             TO
                                 12/31/2004    12/31/2003     12/31/2004    12/31/2003    12/31/2004     12/31/2003     12/31/2004
                                ------------  -------------  ------------  ------------  ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,286,984) $  (2,426,219) $ 14,048,404  $ 14,020,816  $   (742,541)  $ (1,564,458)  $    29,404
  Capital gains distributions
    received ...................           0              0             0             0             0              0             0
  Realized gain (loss) on
    shares redeemed ............           0              0       747,430      (237,165)  (23,185,880)   (42,404,407)     (833,319)
  Net change in unrealized
    gain (loss) on investments             0              0     3,770,820    17,949,861    57,878,332    144,894,393     3,801,436
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ............    (1,286,984)    (2,426,219)   18,566,654    31,733,512    33,949,911    100,925,528     2,997,521
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  45,997,417     70,539,867     1,900,640     1,880,472    19,296,942     14,830,312       168,510
  Surrenders, withdrawals and
    death benefits ...........   (68,756,681)  (118,482,202)  (66,835,749)  (70,877,135)  (52,145,804)   (42,371,036)   (5,709,740)
  Net transfers between
    other subaccounts
    or fixed rate option .....   (56,343,094)  (117,454,213)  (17,469,522)  (23,386,929)   (3,394,283)    (6,228,929)       48,963
  Withdrawal and other charges      (141,857)      (311,980)     (191,414)     (239,955)     (237,351)      (206,428)            0
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (79,244,215)  (165,708,528)  (82,596,045)  (92,623,547)  (36,480,496)   (33,976,081)   (5,492,267)
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   (80,531,199)  (168,134,747)  (64,029,391)  (60,890,035)   (2,530,585)    66,949,447    (2,494,746)

NET ASSETS
  Beginning of period ........   324,047,558    492,182,305   506,846,309   567,736,344   438,294,251    371,344,804    36,584,083
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  End of period ..............  $243,516,359  $ 324,047,558  $442,816,918  $506,846,309  $435,763,666   $438,294,251   $34,089,337
                                ============  =============  ============  ============  ============   ============   ===========

Beginning units ..............   279,424,784    416,179,436   338,318,703   401,632,903   285,436,115    308,350,995    24,848,759
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  Units issued ...............   172,655,649    174,520,665    17,336,056     2,441,855    33,577,225     21,780,743       608,773
  Units redeemed .............  (238,188,431)  (311,275,317)  (71,784,526)  (65,756,055)  (52,650,973)   (44,695,623)   (4,255,190)
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  Ending units ...............   213,892,002    279,424,784   283,870,233   338,318,703   266,362,367    285,436,115    21,202,342
                                ============  =============  ============  ============  ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                                                                           SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                PRUDENTIAL
                                 FLEXIBLE
                                  MANAGED     PRUDENTIAL CONSERVATIVE          PRUDENTIAL VALUE            PRUDENTIAL HIGH YIELD
                                 PORTFOLIO      BALANCED PORTFOLIO                 PORTFOLIO                   BOND PORTFOLIO
                                ----------   -------------------------    --------------------------    ----------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                     TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $   244,900  $    363,288  $    847,993   $   (209,501)  $    514,248   $ 14,426,069   $ 17,206,683
  Capital gains distributions
    received ...................          0       342,596             0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ............ (2,653,875)     (835,159)   (2,866,000)    (7,423,878)   (22,912,670)   (12,613,537)   (13,345,333)
  Net change in unrealized
    gain (loss) on investments    9,338,500     3,568,051    11,461,149     59,354,321     98,352,962     18,432,869     47,476,044
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ............    6,929,525     3,438,776     9,443,142     51,720,942     75,954,540     20,245,401     51,337,394
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     81,614       195,297       149,238     21,394,102     13,516,145      1,290,827        925,867
  Surrenders, withdrawals and
    death benefits ...........   (5,890,823)  (10,465,932)  (12,025,674)   (45,280,446)   (35,242,872)   (40,671,073)   (30,138,020)
  Net transfers between
    other subaccounts
    or fixed rate option .....     (908,052)       94,020    (1,044,946)     6,678,528     (6,866,726)    (1,936,786)     6,980,881
  Withdrawal and other charges            0             0             0       (204,587)      (170,295)      (103,171)      (119,297)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (6,717,261)  (10,176,615)  (12,921,382)   (17,412,403)   (28,763,748)   (41,420,203)   (22,350,569)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............      212,264    (6,737,839)   (3,478,240)    34,308,539     47,190,792    (21,174,802)    28,986,825

NET ASSETS
  Beginning of period ........   36,371,819    60,643,138    64,121,378    362,688,685    315,497,893    261,532,211    232,545,386
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  End of period ..............  $36,584,083  $ 53,905,299  $ 60,643,138   $396,997,224   $362,688,685   $240,357,409   $261,532,211
                                ===========  ============  ============   ============   ============   ============   ============

Beginning units ..............   30,154,303    40,989,495    50,764,281    201,620,943    213,942,267    190,159,605    208,477,010
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  Units issued ...............      479,995     1,064,766       332,935     40,368,726     19,103,882     13,975,421      7,321,552
  Units redeemed .............   (5,785,539)   (7,856,901)  (10,107,721)   (39,551,850)   (31,425,206)   (43,454,407)   (25,638,957)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  Ending units ...............   24,848,759    34,197,360    40,989,495    202,437,819    201,620,943    160,680,619    190,159,605
                                ===========  ============  ============   ============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                        PRUDENTIAL
                               PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX                                     JENNISON
                                         PORTFOLIO                   PORTFOLIO           PRUDENTIAL GLOBAL PORTFOLIO     PORTFOLIO
                                -------------------------    -------------------------    -------------------------    ------------
                                 01/01/2004    01/01/2003    01/01/2004     01/01/2003     01/01/2004    01/01/2003     01/01/2004
                                     TO            TO            TO             TO             TO            TO             TO
                                 12/31/2004    12/31/2003    12/31/2004     12/31/2003     12/31/2004    12/31/2003     12/31/2004
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
OPERATIONS
  Net investment income (loss)  $    209,203  $    247,243  $   1,239,116  $     348,725  $   (559,585) $ (1,068,766)  $ (5,969,525)
  Capital gains distributions
    received ...................     383,998       567,515     11,234,005     18,501,483             0             0              0
  Realized gain (loss) on
    shares redeemed ............     437,034       267,552    (11,004,851)   (24,938,968)   (5,985,796)   (8,258,511)   (35,400,470)
  Net change in unrealized
    gain (loss) on investments .   1,213,153     1,740,702     55,067,514    135,805,091    15,956,359    38,078,242     87,748,468
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   2,243,388     2,823,012     56,535,784    129,716,331     9,410,978    28,750,965     46,378,473
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..      65,588        20,490     48,477,770     48,655,572     9,100,882     8,571,078     25,284,851
  Surrenders, withdrawals and
    death benefits .............  (1,385,296)   (1,596,940)   (70,056,973)   (52,040,504)  (12,485,939)   (9,640,849)   (64,278,748)
  Net transfers between
    other subaccounts
    or fixed rate option .......     789,110         7,276     13,236,484     13,277,638       366,903     3,501,856    (13,987,368)
  Withdrawal and other charges .           0             0       (468,263)      (310,951)      (84,867)      (53,591)      (432,881)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........      (530,598)   (1,569,174)    (8,810,982)     9,581,755    (3,103,021)    2,378,494    (53,414,146)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     1,712,790     1,253,838     47,724,802    139,298,086     6,307,957    31,129,459     (7,035,673)

NET ASSETS
  Beginning of period ........    10,070,365     8,816,527    645,369,284    506,071,198   121,912,848    90,783,389    627,061,233
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  End of period ..............  $ 11,783,155  $ 10,070,365  $ 693,094,086  $ 645,369,284  $128,220,805  $121,912,848   $620,025,560
                                ============  ============  =============  =============  ============  ============   ============

Beginning units ..............     3,693,730     4,432,888    434,431,502    410,343,936    93,158,486    89,622,369    453,187,148
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  Units issued ...............       545,780       426,382    110,943,851     96,896,629    19,750,226    64,581,991     48,161,532
  Units redeemed .............      (738,433)   (1,165,540)  (102,215,250)   (72,809,063)  (20,793,866)  (61,045,874)   (79,548,985)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  Ending units ...............     3,501,077     3,693,730    443,160,103    434,431,502    92,114,846    93,158,486    421,799,695
                                ============  ============  =============  =============  ============  ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                                                                             SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                 PRUDENTIAL        PRUDENTIAL SMALL               T. ROWE PRICE
                                  JENNISON          CAPITALIZATION                INTERNATIONAL            T. ROWE PRICE EQUITY
                                  PORTFOLIO         STOCK PORTFOLIO               STOCK PORTFOLIO             STOCK PORTFOLIO
                                ------------  ---------------------------   -------------------------   ----------------------------
                                 01/01/2003    01/01/2004     01/01/2003     01/01/2004    01/01/2003    01/01/2004     01/01/2003
                                     TO            TO             TO             TO            TO            TO             TO
                                 12/31/2003    12/31/2004     12/31/2003     12/31/2004    12/31/2003    12/31/2004     12/31/2003
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (6,360,485) $   (932,941)  $   (895,644)  $  (114,520)  $   (35,555)  $    256,554   $    425,062
  Capital gains distributions
    received ...................           0       437,380        640,409             0        31,884      3,598,200              0
  Realized gain (loss) on
    shares redeemed ............ (57,717,101)    2,713,790     (1,457,812)     (336,844)   (2,968,105)     2,025,594     (1,367,634)
  Net change in unrealized
    gain (loss) on investments . 201,841,585    19,659,239     32,045,089     4,896,958    11,590,654     14,000,009     31,722,145
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS .............. 137,763,999    21,877,468     30,332,042     4,445,594     8,618,878     19,880,357     30,779,573
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  27,587,525       485,930        309,833       154,332       127,350        455,677        368,828
  Surrenders, withdrawals and
    death benefits ............. (53,762,802)  (14,105,923)   (10,971,124)   (4,591,740)   (2,880,827)   (18,247,464)   (14,917,073)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (5,736,215)    6,937,170     (1,434,545)    1,806,337     1,352,040      4,715,183      1,495,801
  Withdrawal and other charges .    (368,067)      (41,317)       (42,150)      (15,985)      (16,745)       (64,565)       (71,842)
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (32,279,559)   (6,724,140)   (12,137,986)   (2,647,056)   (1,418,182)   (13,141,169)   (13,124,286)
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   105,484,440    15,153,328     18,194,056     1,798,538     7,200,696      6,739,188     17,655,287

NET ASSETS
  Beginning of period ........   521,576,793   112,757,288     94,563,232    38,680,211    31,479,515    158,057,240    140,401,953
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
  End of period ..............  $627,061,233  $127,910,616   $112,757,288   $40,478,749   $38,680,211   $164,796,428   $158,057,240
                                ============  ============   ============   ===========   ===========   ============   ============

Beginning units ..............   470,005,008    59,374,221     67,804,184    37,910,468    39,723,206     91,613,951    100,665,386
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
  Units issued ...............    47,085,127     9,580,801      2,250,238     8,654,904     8,052,798      9,406,190      1,673,437
  Units redeemed .............   (63,902,987)  (12,889,396)   (10,680,201)   11,183,645)   (9,865,536)   (16,690,810)   (10,724,872)
  Ending units ...............  ------------  ------------   ------------   -----------   -----------   ------------   ------------
                                 453,187,148    56,065,626     59,374,221    35,381,727    37,910,468     84,329,331     91,613,951
                                ============  ============   ============   ===========   ===========   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                        AIM V.I.
                                                                                                                        PREMIER
                                 OPCAP MANAGED PORTFOLIO    OPCAP SMALL CAP PORTFOLIO     AIM V.I. CORE EQUITY FUND    EQUITY FUND
                                --------------------------  --------------------------   ---------------------------   ------------
                                 01/01/2004    01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                     TO            TO            TO            TO             TO             TO             TO
                                 12/31/2004    12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $    297,115  $    960,311  $ (1,275,756) $ (1,071,247)  $   (421,222)  $   (363,713)  $ (1,458,828)
  Capital gains distributions
    received ...................           0             0             0             0              0              0              0
  Realized gain (loss) on
    shares redeemed ............  (1,223,056)   (7,839,163)    2,797,853    (1,749,826)    (1,165,125)    (4,259,321)    (9,825,695)
  Net change in unrealized
    gain (loss) on investments .  18,666,921    44,264,469    12,725,725    30,218,556      7,917,892     22,987,374     17,172,998
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  17,740,980    37,385,617    14,247,822    27,397,483      6,331,545     18,364,340      5,888,475
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     706,195       494,802       362,801       233,369        235,647        224,292        409,935
  Surrenders, withdrawals and
    death benefits ............. (28,438,327)  (23,464,533)  (11,935,602)   (7,772,055)   (11,624,595)    (9,037,324)   (17,254,921)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (5,628,650)   (9,798,917)      893,099    (1,980,459)    (3,416,782)    (4,698,099)    (7,860,893)
  Withdrawal and other charges .    (106,546)     (125,005)      (38,549)      (40,174)       (46,484)       (54,471)       (85,972)
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (33,467,328)  (32,893,653)  (10,718,251)   (9,559,319)   (14,852,214)   (13,565,602)   (24,791,851)
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   (15,726,348)    4,491,964     3,529,571    17,838,164     (8,520,669)     4,798,738    (18,903,376)

NET ASSETS
  Beginning of period ........
                                 215,874,362   211,382,398    94,868,649    77,030,485     96,053,279     91,254,541    167,348,486
  End of period ..............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
                                $200,148,014  $215,874,362  $ 98,398,220  $ 94,868,649   $ 87,532,610   $ 96,053,279   $148,445,110
                                ============  ============  ============  ============   ============   ============   ============
Beginning units ..............
                                 155,779,916   183,136,514    52,211,438    59,642,517     69,192,674     80,527,271    128,354,897
  Units issued ...............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
  Units redeemed .............     3,004,273     1,028,639     5,630,108     1,564,245      2,238,606        156,676      3,084,853
                                 (26,560,796)  (28,385,237)  (11,256,839)   (8,995,324)   (12,730,018)   (11,491,273)   (22,219,673)
  Ending units ...............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
                                 132,223,393   155,779,916    46,584,707    52,211,438     58,701,262     69,192,674    109,220,077
                                ============  ============  ============  ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                                                                        SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                 AIM V.I.                                          JANUS ASPEN
                                 PREMIER                                       INTERNATIONAL GROWTH
                                EQUITY FUND   JANUS ASPEN GROWTH PORTFOLIO          PORTFOLIO                MFS RESEARCH SERIES
                                ------------  ---------------------------   ---------------------------   -------------------------
                                 01/01/2003    01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004    01/01/2003
                                     TO            TO             TO             TO             TO             TO            TO
                                 12/31/2003    12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004    12/31/2003
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------
OPERATIONS
  Net investment income (loss)  $ (1,714,666) $ (1,963,984)  $ (2,084,713)  $   (819,891)  $   (265,534)  $  (137,664)  $  (312,264)
  Capital gains distributions
    received ...................           0             0              0              0              0             0             0
  Realized gain (loss) on
    shares redeemed ............ (15,796,175)  (11,455,592)   (18,997,948)    (1,885,531)   (13,417,932)   (1,805,880)   (3,724,467)
  Net change in unrealized
    gain (loss) on investments .  50,505,121    17,274,574     62,968,518     29,033,197     57,934,465     7,855,279    13,038,039
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  32,994,280     3,854,998     41,885,857     26,327,775     44,250,999     5,911,735     9,001,308
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     487,128       845,675        538,639        557,130        355,476       163,043       106,942
  Surrenders, withdrawals and
    death benefits ............. (14,847,001)  (17,111,527)   (14,931,752)   (18,850,156)   (13,796,651)   (5,203,800)   (4,431,870)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (9,823,357)  (10,415,508)   (11,963,537)    (7,905,025)   (13,921,304)   (1,669,375)   (2,251,309)
  Withdrawal and other charges .    (103,009)      (94,888)      (113,249)       (86,410)       (94,601)      (22,650)      (26,685)
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (24,286,239)  (26,776,248)   (26,469,899)   (26,284,461)   (27,457,080)   (6,732,782)   (6,602,922)
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     8,708,041   (22,921,250)    15,415,958         43,314     16,793,919      (821,047)    2,398,386

NET ASSETS
  Beginning of period ........
                                 158,640,445   172,929,715    157,513,757    171,973,406    155,179,487    46,388,313    43,989,927
  End of period ..............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
                                $167,348,486  $150,008,465   $172,929,715   $172,016,720   $171,973,406   $45,567,266   $46,388,313
                                ============  ============   ============   ============   ============   ===========   ===========
Beginning units ..............
                                 149,964,852   128,974,495    152,436,090    110,936,087    133,116,878    38,554,399    44,963,479
  Units issued ...............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
  Units redeemed .............       260,773     4,153,677        434,455      5,428,280      3,693,292     1,416,260       246,451
                                 (21,870,728)  (24,491,741)   (23,896,050)   (21,669,126)   (25,874,083)   (6,808,527)   (6,655,531)
  Ending units ...............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
                                 128,354,897   108,636,431    128,974,495     94,695,241    110,936,087    33,162,132    38,554,399
                                ============  ============   ============   ============   ============   ===========   ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       FRANKLIN
                                                              CREDIT SUISSE TRUST GLOBAL     AMERICAN CENTURY          TEMPLETON
                                MFS EMERGING GROWTH SERIES        POST-VENTURE FUND            VP VALUE FUND         SMALL CAP FUND
                                ---------------------------   -------------------------   -------------------------   ------------
                                 01/01/2004     01/01/2003    01/01/2004    01/01/2003    01/01/2004    01/01/2003     01/01/2004
                                     TO             TO            TO            TO            TO            TO             TO
                                 12/31/2004     12/31/2003    12/31/2004    12/31/2003    12/31/2004    12/31/2003     12/31/2004
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,752,490)  $ (1,726,058)  $  (331,029)  $  (278,287)  $  (230,921)  $  (162,166)  $   (836,019)
  Capital gains distributions
    received ...................           0              0             0             0       477,375             0              0
  Realized gain (loss) on
    shares redeemed ............  (9,853,050)   (16,540,910)   (1,634,491)   (3,068,105)    1,470,995       (97,548)    (2,314,016)
  Net change in unrealized
    gain (loss) on investments .  24,893,709     49,012,784     5,555,729    10,968,357     5,676,778    13,449,654      8,712,213
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  13,288,169     30,745,816     3,590,209     7,621,965     7,394,227    13,189,940      5,562,178
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     497,238        386,129        89,253        49,559       220,373       205,115        202,883
  Surrenders, withdrawals and
    death benefits ............. (14,336,081)   (11,757,961)   (2,799,786)   (1,979,424)   (6,846,150)   (4,949,885)    (6,128,194)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (6,187,855)    (5,531,228)      242,561      (111,419)    2,502,420    (1,662,511)    (1,839,082)
  Withdrawal and other charges .     (76,414)       (89,448)      (12,594)      (12,654)      (24,268)      (26,400)       (32,261)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (20,103,112)   (16,992,508)   (2,480,566)   (2,053,938)   (4,147,625)   (6,433,681)    (7,796,654)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    (6,814,943)    13,753,308     1,109,643     5,568,027     3,246,602     6,756,259     (2,234,476)

NET ASSETS
  Beginning of period ........   132,947,529    119,194,221    23,812,587    18,244,560    60,647,847    53,891,588     62,294,237
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  End of period ..............  $126,132,586   $132,947,529   $24,922,230   $23,812,587   $63,894,449   $60,647,847   $ 60,059,761
                                ============   ============   ===========   ===========   ===========   ===========   ============

Beginning units ..............   115,436,823    132,890,601    24,729,695    27,585,158    37,345,849    42,190,169     45,499,046
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  Units issued ...............     4,619,328      2,839,423     3,743,882     1,341,948     5,062,341     1,245,862      2,838,426
  Units redeemed .............   (21,765,379)   (20,293,201)   (6,227,061)   (4,197,411)   (7,515,971)   (6,090,182)    (8,408,356)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  Ending units ...............    98,290,772    115,436,823    22,246,516    24,729,695    34,892,219    37,345,849     39,929,116
                                ============   ============   ===========   ===========   ===========   ===========   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16


                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                 FRANKLIN
                                TEMPLETON        PRUDENTIAL JENNISON         PRUDENTIAL DIVERSIFIED
                              SMALL CAP FUND    20/20 FOCUS PORTFOLIO     CONSERVATIVE GROWTH PORTFOLIO       DAVIS VALUE FUND
                                -----------   --------------------------   ---------------------------   --------------------------
                                01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                    TO             TO            TO             TO             TO             TO             TO
                                12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)  $  (760,627)  $   (756,597)  $  (621,092)  $  2,707,891   $  4,575,843   $   (380,318)  $  (321,587)
  Capital gains distributions
    received ...................          0              0             0              0              0              0             0
  Realized gain (loss) on
    shares redeemed ............ (5,314,070)       238,903    (1,835,347)     1,103,764     (1,353,467)       341,860    (1,083,127)
  Net change in unrealized
    gain (loss) on investments . 22,781,763      8,409,490    15,460,412      8,271,173     23,920,857      7,024,593    15,168,609
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS .............. 16,707,066      7,891,796    13,003,973     12,082,828     27,143,233      6,986,135    13,763,895
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..    196,846        168,042       156,491      1,123,788        799,706        458,828       114,424
  Surrenders, withdrawals and
    death benefits ............. (4,561,495)    (6,679,645)   (5,212,807)   (18,191,688)   (17,090,394)    (7,666,257)   (5,488,327)
  Net transfers between
    other subaccounts
    or fixed rate option ....... (2,275,776)     1,942,329    (1,200,817)     2,710,234      1,211,071      6,683,593     8,114,858
  Withdrawal and other charges .    (34,938)       (28,614)      (31,372)       (63,582)       (70,888)       (23,271)      (22,940)
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (6,675,363)    (4,597,888)   (6,288,505)   (14,421,248)   (15,150,505)      (547,107)    2,718,015
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   10,031,703      3,293,908     6,715,468     (2,338,420)    11,992,728      6,439,028    16,481,910

NET ASSETS
  Beginning of period ........   52,262,534     58,759,267    52,043,799    159,861,602    147,868,874     65,071,952    48,590,042
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  End of period ..............  $62,294,237   $ 62,053,175   $58,759,267   $157,523,182   $159,861,602   $ 71,510,980   $65,071,952
                                ===========   ============   ===========   ============   ============   ============   ===========

Beginning units ..............   51,617,731     56,016,258    63,259,713    135,063,781    149,784,655     70,263,088    67,128,103
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  Units issued ...............    1,041,846      6,719,272     1,867,715      9,482,849      3,629,809     15,919,117     9,293,538
  Units redeemed .............   (7,160,531)   (10,999,392)   (9,111,170)   (21,370,626)   (18,350,683)   (16,476,929)   (6,158,553)
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  Ending units ...............   45,499,046     51,736,138    56,016,258    123,176,004    135,063,781     69,705,276    70,263,088
                                ===========   ============   ===========   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL SP
                                                                                                                       GOLDMAN SACHS
                                                                                                                         SMALL CAP
                                ALLIANCEBERNSTEIN PREMIER      PRUDENTIAL SP ALLIANCE     PRUDENTIAL SP DAVIS VALUE        VALUE
                                    GROWTH PORTFOLIO         LARGE CAP GROWTH PORTFOLIO           PORTFOLIO              PORTFOLIO
                                --------------------------   --------------------------   ---------------------------  ------------
                                01/01/2004     01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003    01/01/2004
                                    TO             TO             TO            TO             TO             TO            TO
                                12/31/2004     12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003    12/31/2004
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss)  $  (160,651)  $   (157,609)  $   (773,798)  $  (446,185)  $ (2,361,508)  $ (1,250,190) $ (2,295,221)
  Capital gains distributions
    received ...................          0              0              0             0              0              0        46,261
  Realized gain (loss) on
    shares redeemed ............   (474,070)    (2,046,097)       (33,528)     (682,833)     2,162,767       (616,472)    2,448,059
  Net change in unrealized
    gain (loss) on investments .  1,345,344      4,389,294      3,116,094     6,724,322     20,923,470     31,661,255    30,775,432
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............    710,623      2,185,588      2,308,768     5,595,304     20,724,729     29,794,593    30,974,531
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     28,117         18,306     10,302,127    12,741,885     41,374,075     44,266,091    42,154,143
  Surrenders, withdrawals and
    death benefits ............. (1,208,017)    (1,043,342)    (3,145,472)   (1,369,777)   (12,169,100)    (5,408,843)  (10,917,661)
  Net transfers between
    other subaccounts
    or fixed rate option .......   (594,364)       483,755      1,664,500     6,086,031     14,886,917     14,240,520    22,810,593
  Withdrawal and other charges .     (4,754)        (5,867)       (63,718)      (17,823)      (248,332)       (69,082)     (203,479)
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (1,779,018)      (547,148)     8,757,437    17,440,316     43,843,560     53,028,686    53,843,596
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE)        (1,068,395)     1,638,440     11,066,205    23,035,620     64,568,289     82,823,279    84,818,127
  IN NET ASSETS ..............

NET ASSETS
  Beginning of period ........   12,354,374     10,715,934     42,366,507    19,330,887    164,272,004     81,448,725   128,462,834
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  End of period ..............  $11,285,979   $ 12,354,374   $ 53,432,712   $42,366,507   $228,840,293   $164,272,004  $213,280,961
                                ===========   ============   ============   ===========   ============   ============  ============

Beginning units ..............   22,880,581     24,148,905     53,416,678    36,086,876    155,812,824    106,230,212   108,304,748
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  Units issued ...............    3,487,753      8,715,757     20,147,462    22,512,686     61,762,834     60,426,039    69,120,667
  Units redeemed .............   (6,808,583)    (9,984,081)   (13,387,525)   (5,182,884)   (27,871,746)   (10,843,427)  (28,191,991)
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  Ending units ...............   19,559,751     22,880,581     60,176,615    53,416,678    189,703,912    155,812,824   149,233,424
                                ===========   ============   ============   ===========   ============   ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                                                                        SUBACCOUNTS (CONTINUED)
                               -----------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP
                               GOLDMAN SACHS
                                 SMALL CAP       PRUDENTIAL SP STATE
                                   VALUE       STREET RESEARCH SMALL        PRUDENTIAL SP PIMCO             PRUDENTIAL SP PIMCO
                                 PORTFOLIO      CAP GROWTH PORTFOLIO       TOTAL RETURN PORTFOLIO           HIGH YIELD PORTFOLIO
                                -----------   -------------------------  ----------------------------   ---------------------------
                                01/01/2003     01/01/2004   01/01/2003    01/01/2004      01/01/2003     01/01/2004     01/01/2003
                                    TO             TO           TO            TO              TO             TO             TO
                                12/31/2003     12/31/2004   12/31/2003    12/31/2004      12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------  ------------  -------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $(1,246,946)  $  (498,386) $   (250,486) $   1,789,187   $  3,887,096   $  8,312,951   $  4,569,812
  Capital gains distributions
    received ...................          0             0             0      7,879,777      8,372,963      1,408,581              0
  Realized gain (loss) on
    shares redeemed ............   (484,392)      179,705        19,966      2,178,852      2,767,834        782,317        896,573
  Net change in unrealized
    gain (loss) on investments . 26,640,708      (276,571)    4,654,574      4,291,417        554,712      1,795,469      9,453,307
                                -----------   -----------  ------------  -------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  24,909,370     (595,252)    4,424,054     16,139,233     15,582,605     12,299,318     14,919,692
                                ------------  ------------  -----------  -------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  34,164,530   10,643,113     7,487,064     71,078,247    115,471,585     44,028,887     49,665,090
  Surrenders, withdrawals and
    death benefits .............  (5,032,908)  (2,116,513)     (777,606)   (41,159,292)   (32,153,700)    (9,910,901)    (6,773,008)
  Net transfers between
    other subaccounts
    or fixed rate option .......  14,992,625    2,858,943     5,278,542      1,294,539      5,592,336     10,376,953     24,695,291
  Withdrawal and other charges .     (45,082)     (40,922)      (11,018)      (407,014)      (171,933)      (194,758)       (38,336)
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    44,079,165   11,344,621    11,976,982     30,806,480     88,738,288     44,300,181     67,549,037
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)         68,988,535   10,749,369    16,401,036     46,945,713    104,320,893     56,599,499     82,468,729
  IN NET ASSETS ..............

NET ASSETS
  Beginning of period ........    59,474,299   26,084,259     9,683,223    424,482,579    320,161,686    132,700,791     50,232,062
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  End of period ..............  $128,462,834  $36,833,628  $ 26,084,259  $ 471,428,292   $424,482,579   $189,300,290   $132,700,791
                                ============  ===========  ============  =============   ============   ============   ============

Beginning units ..............    67,382,754   29,424,462    17,602,579    369,822,279    282,336,590    110,566,071     49,942,623
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  Units issued ...............    50,404,342   29,159,937    29,395,836    136,520,453    181,749,283     69,825,365     89,573,804
  Units redeemed .............    (9,482,348) (19,807,610)  (17,573,953)  (103,241,083)   (94,263,594)   (33,465,995)   (28,950,356)
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  Ending units ...............   108,304,748   38,776,789    29,424,462    403,101,649    369,822,279    146,925,441    110,566,071
                                ============  ===========  ============  =============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL SP
                                                                                                                        MFS CAPITAL
                               JANUS ASPEN GROWTH PORTFOLIO -   PRUDENTIAL SP LARGE CAP        PRUDENTIAL SP AIM       OPPORTUNITIES
                                       SERVICE SHARES               VALUE PORTFOLIO           CORE EQUITY PORTFOLIO       PORTFOLIO
                                ---------------------------   ---------------------------   -------------------------   -----------
                                 01/01/2004     01/01/2003     01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004
                                     TO             TO             TO             TO            TO            TO             TO
                                 12/31/2004     12/31/2003     12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
OPERATIONS
  Net investment income (loss)  $   (317,564)  $   (209,810)  $   (597,026)  $   (688,637)  $  (265,263)  $  (192,705)  $  (286,116)
  Capital gains distributions
    received ...................           0              0              0              0             0             0             0
  Realized gain (loss) on
    shares redeemed ............     (50,400)      (479,868)     1,088,307       (458,271)      215,069      (245,611)       72,099
  Net change in unrealized
    gain (loss) on investments .     928,071      4,297,231     11,548,488     12,053,381     1,757,822     3,642,874     2,394,050
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............     560,107      3,607,553     12,039,769     10,906,473     1,707,628     3,204,558     2,180,033
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..   3,576,464      4,387,025     14,620,083     14,355,507     4,847,975     4,282,890     4,588,364
  Surrenders, withdrawals and
    death benefits .............  (1,316,327)      (697,368)    (5,128,710)    (2,338,156)   (1,471,407)     (888,316)   (1,389,357)
  Net transfers between
    other subaccounts
    or fixed rate option .......     897,779      1,415,202      9,484,641      7,041,191     2,372,332       893,382       703,325
  Withdrawal and other charges .     (25,450)        (8,754)       (86,285)       (24,887)      (27,542)       (8,606)      (28,896)
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........     3,132,466      5,096,105     18,889,729     19,033,655     5,721,358     4,279,350     3,873,436
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     3,692,573      8,703,658     30,929,498     29,940,128     7,428,986     7,483,908     6,053,469

NET ASSETS
  Beginning of period ........    18,639,102      9,935,444     63,306,734     33,366,606    19,905,252    12,421,344    17,646,148
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  End of period ..............  $ 22,331,675   $ 18,639,102   $ 94,236,232   $ 63,306,734   $27,334,238   $19,905,252   $23,699,617
                                ============   ============   ============   ============   ===========   ===========   ===========

Beginning units ..............    24,483,235     19,693,074     62,105,323     42,897,472    24,460,012    20,904,953    22,033,885
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  Units issued ...............     7,248,788      8,185,786     29,908,752     25,799,662     9,502,536     7,476,489     7,818,877
  Units redeemed .............    (5,637,177)    (3,395,625)   (14,173,336)    (6,591,811)   (5,035,096)   (3,921,430)   (5,081,448)
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  Ending units ...............    26,094,846     24,483,235     77,840,739     62,105,323    28,927,452    24,460,012    24,771,314
                                ============   ============   ============   ============   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                                                                         SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                PRUDENTIAL SP
                                 MFS CAPITAL       PRUDENTIAL SP
                                OPPORTUNITIES   STRATEGIC PARTNERS       PRUDENTIAL SP MID CAP GROWTH   SP PRUDENTIAL U.S. EMERGING
                                 PORTFOLIO    FOCUSED GROWTH PORTFOLIO             PORTFOLIO                  GROWTH PORTFOLIO
                                -----------   -------------------------   ---------------------------   ---------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                    TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $  (165,017)  $  (354,283)  $  (216,033)  $ (1,072,575)  $   (441,861)  $ (1,345,187)  $   (608,420)
  Capital gains distributions
    received ...................          0             0             0              0              0         21,451              0
  Realized gain (loss) on
    shares redeemed ............   (359,184)      144,784      (232,494)       560,450       (620,843)     1,084,163       (475,084)
  Net change in unrealized
    gain (loss) on investments .  3,162,175     2,332,408     3,506,793     13,028,125      9,842,128     16,674,090     12,364,314
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  2,637,974     2,122,909     3,058,266     12,516,000      8,779,424     16,434,517     11,280,810
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  4,640,756     4,234,932     4,290,299     21,040,310     14,589,631     22,543,150     18,836,453
  Surrenders, withdrawals and
    death benefits .............   (539,193)   (1,252,133)     (616,134)    (5,065,713)    (1,865,913)    (5,117,270)    (2,139,492)
  Net transfers between
    other subaccounts
    or fixed rate option .......  2,744,484     1,531,429     2,856,023     13,720,988     14,129,147      6,920,556     17,879,582
  Withdrawal and other charges .     (7,149)      (31,980)      (10,051)       (79,760)       (14,142)      (105,182)       (21,956)
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    6,838,898     4,482,248     6,520,137     29,615,825     26,838,723     24,241,254     34,554,587
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    9,476,872     6,605,157     9,578,403     42,131,825     35,618,147     40,675,771     45,835,397

NET ASSETS
  Beginning of period ........    8,169,276    19,412,174     9,833,771     50,518,464     14,900,317     67,588,538     21,753,141
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  End of period ..............  $17,646,148   $26,017,331   $19,412,174   $ 92,650,289   $ 50,518,464   $108,264,309   $ 67,588,538
                                ===========   ===========   ===========   ============   ============   ============   ============

Beginning units ..............   15,206,603    24,824,031    17,955,613     67,470,216     33,701,939     76,117,764     41,583,996
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Units issued ...............    9,994,760     8,939,924    10,239,478     50,517,324     43,329,129     42,376,223     46,689,854
  Units redeemed .............   (3,167,478)   (5,334,353)   (3,371,060)   (22,844,720)    (9,560,852)   (24,829,418)   (12,156,086)
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Ending units ...............   22,033,885    28,429,602    24,824,031     95,142,820     67,470,216     93,664,569     76,117,764
                                ===========   ===========   ===========   ============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A21

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                      PRUDENTIAL SP
                                                                                                                      BALANCED ASSET
                               PRUDENTIAL SP AIM AGGRESSIVE   PRUDENTIAL SP TECHNOLOGY    PRUDENTIAL SP CONSERVATIVE    ALLOCATION
                                     GROWTH PORTFOLIO                PORTFOLIO            ASSET ALLOCATION PORTFOLIO    PORTFOLIO
                                --------------------------   --------------------------   ---------------------------  ------------
                                 01/01/2004    01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003    01/01/2004
                                     TO            TO             TO            TO             TO             TO            TO
                                 12/31/2004    12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003    12/31/2004
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss)  $   (325,603)  $  (176,609)  $   (322,980)  $  (159,109)  $   (921,067)  $   (625,393) $ (5,155,492)
  Capital gains distributions
    received ...................           0             0              0             0        900,205        181,719       391,558
  Realized gain (loss) on
    shares redeemed ............     285,353      (194,109)      (165,873)     (361,593)     2,787,086        779,357     3,905,465
  Net change in unrealized
    gain (loss) on investments .   2,203,673     3,030,064        228,386     3,664,584     24,224,330     24,195,011    61,620,530
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   2,163,423     2,659,346       (260,467)    3,143,882     26,990,554     24,530,694    60,762,061
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..   6,424,870     5,245,977      5,301,554     4,328,966    120,671,057    103,693,278   235,367,738
  Surrenders, withdrawals and
    death benefits .............  (1,141,853)     (515,821)    (1,657,639)     (613,914)   (27,223,871)   (11,400,584)  (33,478,654)
  Net transfers between
    other subaccounts
    or fixed rate option .......     739,241     1,634,740      2,439,662     4,683,568     45,432,372     38,953,162    89,433,241
  Withdrawal and other charges .     (30,053)       (8,549)       (27,628)       (6,511)      (385,375)       (72,907)     (791,974)
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........     5,992,205     6,356,347      6,055,949     8,392,109    138,494,183    131,172,949   290,530,351
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     8,155,628     9,015,693      5,795,482    11,535,991    165,484,737    155,703,643   351,292,412

NET ASSETS
  Beginning of period ........    16,511,776     7,496,083     17,234,278     5,698,287    267,381,135    111,677,492   421,057,485
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  End of period ..............  $ 24,667,404   $16,511,776   $ 23,029,760   $17,234,278   $432,865,872   $267,381,135  $772,349,897
                                ============   ===========   ============   ===========   ============   ============  ============

Beginning units ..............    19,203,198    13,147,893     24,730,615    15,633,504    246,728,956    121,340,682   389,561,302
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  Units issued ...............     9,331,279     8,497,400     16,292,334    19,007,473    177,749,766    148,235,703   327,831,019
  Units redeemed .............    (4,660,513)   (2,442,095)   (12,257,934)   (9,910,362)   (55,786,228)   (22,847,429)  (80,778,234)
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  Ending units ...............    23,873,964    19,203,198     28,765,015    24,730,615    368,692,494    246,728,956   636,614,087
                                ============   ===========   ============   ===========   ============   ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A22

                                                                          SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP
                               BALANCED ASSET                                    PRUDENTIAL SP                 PRUDENTIAL SP
                                 ALLOCATION    PRUDENTIAL SP GROWTH ASSET      AGGRESSIVE GROWTH        WILLIAM BLAIR INTERNATIONAL
                                 PORTFOLIO        ALLOCATION PORTFOLIO     ASSET ALLOCATION PORTFOLIO         GROWTH PORTFOLIO
                                ------------  ---------------------------  --------------------------   ---------------------------
                                 01/01/2003    01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003
                                     TO            TO             TO            TO            TO             TO             TO
                                 12/31/2003    12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,917,780) $ (5,494,084)  $ (1,881,450) $ (1,282,329)  $  (406,548)  $   (638,139)  $   (329,365)
  Capital gains distributions
    received ...................           0             0              0             0             0              0              0
  Realized gain (loss) on
    shares redeemed ............     231,875     2,852,616       (163,442)      779,686       (14,855)       881,262        146,276
  Net change in unrealized
    gain (loss) on investments .  51,346,669    57,245,689     43,222,216    12,308,390     8,285,768      7,035,383      7,892,935
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  49,660,764    54,604,221     41,177,324    11,805,747     7,864,365      7,278,506      7,709,846
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments .. 171,266,007   199,756,990    133,253,516    44,973,372    22,957,835     13,853,630     10,011,805
  Surrenders, withdrawals and
    death benefits ............. (12,913,921)  (19,087,699)    (6,862,387)   (3,692,371)   (1,113,427)    (3,210,864)    (1,161,188)
  Net transfers between
    other subaccounts
    or fixed rate option .......  75,028,923    61,391,559     45,386,554    13,288,481     8,098,634     10,481,715      4,353,788
  Withdrawal and other charges .    (114,156)     (700,863)       (97,876)     (145,815)      (17,787)       (58,541)       (14,124)
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   233,266,853   241,359,987    171,679,807    54,423,667    29,925,255     21,065,940     13,190,281
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   282,927,617   295,964,208    212,857,131    66,229,414    37,789,620     28,344,446     20,900,127

NET ASSETS
  Beginning of period ........   138,129,868   301,059,276     88,202,145    51,315,013    13,525,393     34,917,263     14,017,136
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  End of period ..............  $421,057,485  $597,023,484   $301,059,276  $117,544,427   $51,315,013   $ 63,261,709   $ 34,917,263
                                ============  ============   ============  ============   ===========   ============   ============

Beginning units ..............   166,933,696   281,218,907    120,051,807    49,023,735    20,717,277     40,927,605     28,227,755
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  Units issued ...............   248,079,840   245,496,072    180,835,150    55,787,886    34,698,847     39,405,911     65,864,617
  Units redeemed .............   (25,452,234)  (48,968,852)   (19,668,050)  (12,722,875)   (6,392,389)   (21,880,898)   (53,164,767)
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  Ending units ...............   389,561,302   477,746,127    281,218,907    92,088,746    49,023,735     58,452,618     40,927,605
                                ============  ============   ============  ============   ===========   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A23

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                                SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                     PRUDENTIAL SP LSV         EVERGREEN VA FOUNDATION                                  EVERGREEN VA
                               INTERNATIONAL VALUE PORTFOLIO            FUND               EVERGREEN VA GROWTH FUND      OMEGA FUND
                                ---------------------------   -------------------------   ---------------------------   -----------
                                 01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                     TO             TO            TO            TO             TO             TO             TO
                                 12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)  $   (618,843)  $   (252,769)  $   (13,867)  $    19,224   $    (23,213)  $     (4,341)  $   (52,912)
  Capital gains distributions
    received ...................           0              0             0             0              0              0             0
  Realized gain (loss) on
    shares redeemed ............     700,197       (127,796)       19,955         3,188         16,233          3,047        74,967
  Net change in unrealized
    gain (loss) on investments .   7,598,943      8,292,854        59,638        53,108        161,078         76,085       169,806
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   7,680,297      7,912,289        65,726        75,520        154,098         74,791       191,861
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  12,670,806     13,985,144       450,902     1,114,519        535,986        953,748       931,130
  Surrenders, withdrawals and
    death benefits .............  (2,456,683)    (1,608,292)     (104,334)       (5,433)       (51,386)        (4,035)      (57,759)
  Net transfers between
    other subaccounts
    or fixed rate option .......   3,143,877      2,582,081      (189,730)      144,419       (131,777)         2,858      (197,984)
  Withdrawal and other charges .     (74,034)       (21,765)       (3,482)           (6)        (1,889)            (5)       (4,826)
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    13,283,966     14,937,168       153,356     1,253,499        350,934        952,566       670,561
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    20,964,263     22,849,457       219,082     1,329,019        505,032      1,027,357       862,422

NET ASSETS
  Beginning of period ........
                                  43,370,372     20,520,915     1,334,677         5,658      1,030,688          3,331     2,607,014
  End of period ..............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
                                $ 64,334,635   $ 43,370,372   $ 1,553,759   $ 1,334,677   $  1,535,720   $  1,030,688   $ 3,469,436
                                ============   ============   ===========   ===========   ============   ============   ===========
Beginning units ..............
                                  45,767,010     31,180,145     1,190,092         6,679        766,474          4,532     1,962,208
  Units issued ...............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
  Units redeemed .............    25,315,759     52,651,868       551,410     1,265,731        501,696        790,638     1,283,989
                                 (14,927,973)   (38,065,003)     (415,593)      (82,318)      (248,406)       (28,696)     (762,447)
  Ending units ...............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
                                  56,154,796     45,767,010     1,325,909     1,190,092      1,019,764        766,474     2,483,750
                                ============   ============   ===========   ===========   ============   ============   ===========

*   Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A24

                                                                        SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                EVERGREEN VA    EVERGREEN VA SPECIAL      EVERGREEN VA INTERNATIONAL      EVERGREEN VA GROWTH AND
                                 OMEGA FUND          VALUES FUND                 EQUITY FUND                    INCOME FUND
                                -----------   -------------------------   ---------------------------   ---------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     12/05/2003*    01/01/2004     12/05/2003*
                                    TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $   (11,875)  $   (16,128)  $    (7,292)  $       (675)  $      2,472   $        739   $      2,492
  Capital gains distributions
    received ...................          0        28,232             0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ............     10,315        56,897        14,081          2,016             19          5,637            371
  Net change in unrealized
    gain (loss) on investments .    230,523       480,340       189,914        128,299         12,158        190,372         29,415
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............    228,963       549,341       196,703        129,640         14,649        196,748         32,278
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  1,845,629     1,350,530     1,588,385        467,429         24,794      1,584,640         21,661
  Surrenders, withdrawals and
    death benefits .............     (4,234)      (85,250)      (32,180)        (7,121)          (233)       (14,752)          (710)
  Net transfers between
    other subaccounts
    or fixed rate option .......    519,967       192,891        35,098        123,059        310,765        499,727        656,618
  Withdrawal and other charges .        (16)       (4,047)          (18)          (688)             0           (667)             0
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    2,361,346     1,454,124     1,591,285        582,679        335,326      2,068,948        677,569
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    2,590,309     2,003,465     1,787,988        712,319        349,975      2,265,696        709,847

NET ASSETS
  Beginning of period ........
                                     16,705     1,829,539        41,551        349,975              0        709,847              0
  End of period ..............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
                                $ 2,607,014   $ 3,833,004   $ 1,829,539   $  1,062,294   $    349,975   $  2,975,543   $    709,847
                                ===========   ===========   ===========   ============   ============   ============   ============
Beginning units ..............
                                     22,447     1,470,603        48,225         33,522              0         68,284              0
  Units issued ...............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Units redeemed .............    2,043,582     1,534,966     1,603,848         63,824         33,562        221,863         69,104
                                   (103,821)     (402,381)     (181,470)       (10,507)           (40)       (23,711)          (820)
  Ending units ...............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
                                  1,962,208     2,603,188     1,470,603         86,839         33,522        266,436         68,284
                                ===========   ===========   ===========   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A25

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003


                                                                                                        SUBACCOUNTS
                                                                                                 ----------------------------

                                                                                                      EVERGREEN VA FUND
                                                                                                 ----------------------------
                                                                                                 01/01/2004       12/05/2003*
                                                                                                     TO               TO
                                                                                                 12/31/2004       12/31/2003
                                                                                                 -----------      -----------
OPERATIONS
  Net investment income (loss) ..............................................................    $   (17,190)     $    (1,168)
  Capital gains distributions received ......................................................              0                0
  Realized gain (loss) on shares redeemed ...................................................          8,718              199
  Net change in unrealized gain (loss) on investments .......................................         79,917           40,944
                                                                                                 -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................         71,445           39,975
                                                                                                 -----------      -----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ...............................................................        119,028          143,405
  Surrenders, withdrawals and death benefits ................................................        (76,026)            (780)
  Net transfers between other subaccounts or fixed rate option ..............................          8,558          903,686
  Withdrawal and other charges ..............................................................         (1,778)               0
                                                                                                 -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS ..............................................................         49,782        1,046,311
                                                                                                 -----------      -----------


TOTAL INCREASE (DECREASE) IN NET ASSETS .....................................................        121,227        1,086,286

NET ASSETS
  Beginning of period .......................................................................      1,086,286                0
                                                                                                 -----------      -----------
  End of period .............................................................................    $ 1,207,513      $ 1,086,286
                                                                                                 ===========      ===========

  Beginning units ...........................................................................        105,052                0
                                                                                                 -----------      -----------
  Units issued ..............................................................................         29,659          105,216
  Units redeemed ............................................................................        (25,115)            (164)
                                                                                                 -----------      -----------
  Ending units ..............................................................................        109,596          105,052
                                                                                                 ===========      ===========


*   Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A26

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2004



NOTE 1:  GENERAL

         Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-seven subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available to the Flexible Premium contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Conservative Balanced Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Flexible Managed Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: OpCap Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Income Portfolio , AIM V.I. Premier Equity, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OpCap Small Cap Portfolio, Credit Suisse Global Post-Venture Capital Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, AllianceBernstein Premier Growth Portfolio, Davis Value Fund, Janus Aspen Series Growth Portfolio - Service Shares, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA International Equity Fund, Evergreen VA Growth and Income Fund and Evergreen VA Fund.

         The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

         On December 5, 2003, the following funds were merged into one another. A new subaccount was established to invest in the surviving funds. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2003 as a transfer in.

         Retired Portfolios                         New Portfolios                                      Assets Moved
         Evergreen VA Capital Growth Fund           Evergreen VA Growth and Income Fund                 $654,322
         Evergreen VA Blue Chip Fund                Evergreen VA Fund                                   $731,102
         Evergreen VA Global Leaders Fund           Evergreen VA International Equity Fund              $308,618
         Evergreen VA Masters Fund                  Evergreen VA Fund                                   $173,582

                                      A27

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         INVESTMENTS--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair market value.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:  TAXES

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:

                                                             PURCHASES         SALES
                                                           -------------   -------------
         Prudential Money Market Portfolio .............   $ 114,758,749   $(198,096,518)
         Prudential Diversified Bond Portfolio .........   $     865,646   $ (90,030,179)
         Prudential Equity Portfolio ...................   $  27,023,207   $ (69,574,263)
         Prudential Flexible Managed Portfolio .........   $     268,109   $  (6,241,734)
         Prudential Conservative Balanced Portfolio ....   $     200,907   $ (11,159,059)
         Prudential Value Portfolio ....................   $  34,532,293   $ (57,229,052)
         Prudential High Yield Bond Portfolio ..........   $   1,756,251   $ (46,619,318)
         Prudential Natural Resources Portfolio ........   $     960,755   $  (1,636,601)
         Prudential Stock Index Portfolio ..............   $  88,927,941   $(107,252,235)

         Prudential Global Portfolio ...................   $  15,667,948   $ (20,543,545)
         Prudential Jennison Portfolio .................   $  30,975,941   $ (93,089,090)
         Prudential Small Capitalization Stock Portfolio   $   5,580,262   $ (13,917,943)
         T. Rowe Price International Stock Portfolio ...   $   4,602,021   $  (7,782,050)
         T. Rowe Price Equity Stock Portfolio ..........   $   2,780,349   $ (18,117,004)
         OpCap Managed Portfolio .......................   $       9,169   $ (36,330,867)
         OpCap Small Cap Portfolio .....................   $   2,141,744   $ (14,180,150)
         AIM V.I. Core Equity Fund .....................   $     207,954   $ (16,317,765)
         AIM V.I. Premier Equity Fund ..................   $      41,834   $ (26,967,582)
         Janus Aspen Growth Portfolio ..................   $     246,426   $ (29,204,138)
         Janus Aspen International Growth Portfolio ....   $     279,746   $ (28,858,314)
         MFS Research Series ...........................   $     342,351   $  (7,695,640)
         MFS Emerging Growth Series ....................   $     174,935   $ (22,030,536)
         Credit Suisse Trust Global Post-Venture Fund ..   $   1,432,830   $  (4,244,425)
         American Century VP Value Fund ................   $   2,711,616   $  (7,705,564)
         Franklin Templeton Small Cap Fund .............   $     511,507   $  (9,144,181)
         Prudential Jennison 20/20 Focus Portfolio .....   $   2,241,381   $  (7,651,975)

                                      A28

                                                                  PURCHASES         SALES
                                                                 ------------   ------------
Prudential Diversified Conservative Growth Portfolio .........   $  2,662,600   $(19,277,443)
Davis Value Fund .............................................   $  4,640,877   $ (6,130,876)
AllianceBernstein Premier Growth Portfolio ...................   $  1,221,795   $ (3,161,464)
Prudential SP Alliance Large Cap Growth Portfolio ............   $ 17,103,512   $ (9,119,874)
Prudential SP Davis Value Portfolio ..........................   $ 58,325,990   $(17,618,114)
Prudential SP Goldman Sachs Small Cap Value Portfolio ........   $ 66,354,737   $(15,079,994)
Prudential SP State Street Research Small Cap Growth Portfolio   $ 25,751,589   $(14,905,354)
Prudential SP PIMCO Total Return Portfolio ...................   $ 97,975,898   $(74,045,722)
Prudential SP PIMCO High Yield Portfolio .....................   $ 64,662,465   $(22,930,536)
Janus Aspen Growth Portfolio - Service Shares ................   $  6,514,701   $ (3,699,799)
Prudential SP Large Cap Value Portfolio ......................   $ 27,670,305   $ (9,962,979)
Prudential SP AIM Core Equity Portfolio ......................   $  9,024,934   $ (3,674,796)
Prudential SP MFS Capital Opportunities Portfolio ............   $  6,951,700   $ (3,402,265)
Prudential SP Strategic Partners Focused Growth Portfolio ....   $  7,954,552   $ (3,826,587)
Prudential SP Mid Cap Growth Portfolio .......................   $ 39,301,753   $(10,758,503)
SP Prudential U.S. Emerging Growth Portfolio .................   $ 35,716,233   $(12,820,166)
Prudential SP AIM Aggressive Growth Portfolio ................   $  9,488,741   $ (3,822,137)
Prudential SP Technology Portfolio ...........................   $ 12,976,022   $ (7,243,053)
Prudential SP Conservative Asset Allocation Portfolio ........   $171,713,446   $(38,777,163)
Prudential SP Balanced Asset Allocation Portfolio ............   $325,758,065   $(44,843,642)
Prudential SP Growth Asset Allocation Portfolio ..............   $264,353,112   $(30,250,296)
Prudential SP Aggressive Growth Asset Allocation Portfolio ...   $ 62,221,496   $ (9,120,613)
Prudential SP William Blair International Growth Portfolio ...   $ 35,169,081   $(14,827,067)
Prudential SP LSV International Value Portfolio ..............   $ 23,808,651   $(11,368,732)
Evergreen VA Foundation Fund .................................   $    593,271   $   (467,398)
Evergreen VA Growth Fund .....................................   $    648,185   $   (320,465)
Evergreen VA Omega Fund ......................................   $  1,472,059   $   (854,410)
Evergreen VA Special Values Fund .............................   $  1,827,645   $   (424,388)
Evergreen VA International Equity Fund .......................   $    665,289   $    (93,673)
Evergreen VA Growth and Income Fund ..........................   $  2,305,350   $   (267,984)
Evergreen VA Fund ............................................   $    261,155   $   (231,027)

NOTE 5:  RELATED PARTY TRANSACTIONS

         Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

         The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

         The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

                                      A29

         PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

         Prudential Mutual Fund Services LLC, ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 6:  FINANCIAL HIGHLIGHTS

         Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.


                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                   PRUDENTIAL MONEY MARKET PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   213,892   $0.97813 to $1.24840   $243,516         1.00%      1.35% to 2.00%     -0.93% to -0.33%
December 31, 2003 ............   279,425   $0.98657 to $1.25286   $324,048         0.85%      1.35% to 1.90%     -1.05% to -0.51%
December 31, 2002 ............   416,179   $0.99700 to $1.25977   $492,182         1.51%      1.35% to 1.90%     -0.17% to 0.17%
December 31, 2001 ............   424,218   $1.01101 to $1.25820   $512,809         3.83%      1.35% to 1.70%      2.38% to 2.72%

                                                                 PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   283,870   $1.31540 to $1.56260   $442,817         4.38%      1.35% to 1.65%      3.87% to 4.18%
December 31, 2003 ............   338,319   $1.26643 to $1.50079   $506,846         3.98%      1.35% to 1.65%      5.73% to 6.05%
December 31, 2002 ............   401,633   $1.19774 to $1.41582   $567,736        11.58%      1.35% to 1.65%      5.34% to 5.64%
December 31, 2001 ............   470,574   $1.13699 to $1.34090   $630,122         6.10%      1.35% to 1.65%      5.25% to 5.57%

                                                                      PRUDENTIAL EQUITY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   266,362   $1.01871 to $1.70828   $435,764         1.24%      1.35% to 2.00%      7.77% to 8.46%
December 31, 2003 ............   285,436   $0.94205 to $1.57580   $438,294         0.99%      1.35% to 1.90%     29.19% to 29.90%
December 31, 2002 ............   308,351   $0.72737 to $1.21384   $371,345         0.83%      1.35% to 1.90%    -23.60% to -23.38%
December 31, 2001 ............   365,793   $0.95205 to $1.58490   $578,743         0.81%      1.35% to 1.65%    -12.62% to -12.35%

                                                                 PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    21,202   $1.60781 to $1.60781   $ 34,089         1.48%      1.40% to 1.40%      9.21% to 9.21%
December 31, 2003 ............    24,849   $1.47227 to $1.47227   $ 36,584         2.09%      1.40% to 1.40%     22.06% to 22.06%
December 31, 2002 ............    30,154   $1.20619 to $1.20619   $ 36,372         3.16%      1.40% to 1.40%    -13.94% to -13.94%
December 31, 2001 ............    37,399   $1.40164 to $1.40164   $ 52,420         3.65%      1.40% to 1.40%     -6.97% to -6.97%

                                                              PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    34,197   $1.57630 to $1.57630   $ 53,905         2.04%      1.40% to 1.40%      6.54% to 6.54%
December 31, 2003 ............    40,989   $1.47948 to $1.47948   $ 60,643         2.80%      1.40% to 1.40%     17.13% to 17.13%
December 31, 2002 ............    50,764   $1.26312 to $1.26312   $ 64,121         0.00%      1.40% to 1.40%    -10.24% to -10.24%
December 31, 2001 ............    64,511   $1.40720 to $1.47020   $ 90,780         3.33%      1.40% to 1.40%     -3.36% to -3.36%

                                                                      PRUDENTIAL VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   202,438   $1.13655 to $2.17838   $396,997         1.36%      1.35% to 2.00%     14.03% to 14.76%
December 31, 2003 ............   201,621   $0.99472 to $1.89915   $362,689         1.56%      1.35% to 1.90%     25.68% to 26.37%
December 31, 2002 ............   213,942   $0.79064 to $1.50369   $315,498         1.30%      1.35% to 1.90%    -23.24% to -23.00%
December 31, 2001 ............   247,754   $1.18037 to $1.95415   $483,102         1.56%      1.35% to 1.65%     -3.65% to -3.37%

                                                                 PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   160,681   $1.21693 to $1.49829   $240,357         7.23%      1.35% to 1.65%      8.52% to 8.84%
December 31, 2003 ............   190,160   $1.12137 to $1.37730   $261,532         8.35%      1.35% to 1.65%     23.00% to 23.37%
December 31, 2002 ............   208,477   $0.91166 to $1.11685   $232,545        17.72%      1.35% to 1.65%     -0.15% to 0.18%
December 31, 2001 ............   253,782   $0.91301 to $1.11561   $282,844        11.46%      1.35% to 1.65%     -2.02% to -1.75%

                                                                PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     3,501   $3.36558 to $3.36558   $ 11,783         3.40%      1.40% to 1.40%     23.45% to 23.45%
December 31, 2003 ............     3,694   $2.72634 to $2.72634   $ 10,070         4.24%      1.40% to 1.40%     37.08% to 37.08%
December 31, 2002 ............     4,433   $1.98889 to $1.98889   $  8,817         0.57%      1.40% to 1.40%     17.27% to 17.27%
December 31, 2001 ............     4,534   $1.69604 to $1.69604   $  7,690         2.29%      1.40% to 1.40%    -11.31% to -11.31%

                                      A30

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                   PRUDENTIAL STOCK INDEX PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   443,160   $0.82464 to $1.84300   $693,094         1.64%      1.35% to 2.00%      8.29% to 8.98%
December 31, 2003 ............   434,432   $0.75934 to $1.69204   $645,369         1.48%      1.35% to 1.90%     25.79% to 26.48%
December 31, 2002 ............   410,344   $0.60247 to $1.33841   $506,071         1.19%      1.35% to 1.90%    -23.49% to -23.23%
December 31, 2001 ............   450,067   $0.78747 to $1.74431   $753,372         0.99%      1.35% to 1.70%    -13.52% to -13.21%

                                                                      PRUDENTIAL GLOBAL PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    92,115   $0.74184 to $1.58248   $128,221         0.99%      1.35% to 2.00%      7.44% to 8.13%
December 31, 2003 ............    93,158   $0.68852 to $1.46429   $121,913         0.36%      1.35% to 1.90%     31.57% to 32.28%
December 31, 2002 ............    89,622   $0.52224 to $1.10749   $ 90,783         1.06%      1.35% to 1.90%    -26.40% to -26.15%
December 31, 2001 ............    98,905   $0.70961 to $1.50029   $139,007         0.35%      1.35% to 1.70%    -18.99% to -18.71%

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   421,800   $0.61411 to $1.74849   $620,026         0.45%      1.35% to 2.00%      7.49% to 8.18%
December 31, 2003 ............   453,187   $0.56973 to $1.61723   $627,061         0.26%      1.35% to 1.90%     27.81% to 28.53%
December 31, 2002 ............   470,005   $0.44488 to $1.25897   $521,577         0.20%      1.35% to 1.90%    -32.11% to -31.87%
December 31, 2001 ............   519,480   $0.65525 to $1.84898   $891,192         0.17%      1.35% to 1.70%    -19.61% to -19.34%

                                                            PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    56,066   $1.76674 to $2.62630   $127,911         0.59%      1.35% to 1.65%     20.06% to 20.42%
December 31, 2003 ............    59,374   $1.47156 to $2.18216   $112,757         0.47%      1.35% to 1.65%     36.02% to 36.42%
December 31, 2002 ............    67,804   $1.08184 to $1.60035   $ 94,563         0.89%      1.35% to 1.65%    -16.30% to -16.05%
December 31, 2001 ............    72,079   $1.29257 to $1.90732   $120,206         0.51%      1.35% to 1.65%      3.85% to 4.15%

                                                              T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    35,382   $0.85590 to $1.14869   $ 40,479         1.09%      1.35% to 1.65%     11.92% to 12.27%
December 31, 2003 ............    37,910   $0.76471 to $1.02374   $ 38,680         1.28%      1.35% to 1.65%     28.40% to 28.77%
December 31, 2002 ............    39,723   $0.59558 to $0.79531   $ 31,480         0.90%      1.35% to 1.65%    -19.61% to -19.39%
December 31, 2001 ............    43,376   $0.74088 to $0.98698   $ 42,675         1.77%      1.35% to 1.65%    -23.46% to -23.24%

                                                                 T. ROWE PRICE EQUITY STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    84,329   $1.28960 to $1.96512   $164,796         1.56%      1.35% to 1.65%     13.05% to 13.39%
December 31, 2003 ............    91,614   $1.14069 to $1.73402   $158,057         1.69%      1.35% to 1.65%     23.46% to 23.83%
December 31, 2002 ............   100,665   $0.92390 to $1.40102   $140,402         1.59%      1.35% to 1.65%    -14.53% to -14.28%
December 31, 2001 ............   111,912   $1.08101 to $1.63523   $182,069         1.44%      1.35% to 1.65%     -0.17% to 0.13%

                                                                        OPCAP MANAGED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   132,223   $1.05759 to $1.51433   $200,148         1.54%      1.35% to 1.65%      8.97% to 9.29%
December 31, 2003 ............   155,780   $0.97053 to $1.38628   $215,874         1.86%      1.35% TO 1.65%     19.77% to 20.12%
December 31, 2002 ............   183,137   $0.81033 to $1.15460   $211,382         2.06%      1.35% to 1.65%    -18.23% to -17.99%
December 31, 2001 ............   220,992   $0.99096 to $1.40868   $311,232         2.40%      1.35% to 1.65%     -6.44% to -6.17%

                                                                       OPCAP SMALL CAP PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    46,585   $1.97949 to $2.11349   $ 98,398         0.05%      1.35% to 1.65%     15.97% to 16.31%
December 31, 2003 ............    52,211   $1.70696 to $1.81797   $ 94,869         0.05%      1.35% to 1.65%     40.34% to 40.76%
December 31, 2002 ............    59,643   $1.21632 to $1.29217   $ 77,030         0.07%      1.35% to 1.65%    -22.91% to -22.68%
December 31, 2001 ............    66,512   $1.57777 to $1.67203   $111,147         0.78%      1.35% to 1.65%      6.59% to 6.90%

                                                                       AIM V.I. CORE EQUITY FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    58,701   $0.80658 to $1.50970   $ 87,533         0.93%      1.35% to 1.65%      7.19% to 7.52%
December 31, 2003 ............    69,193   $0.75247 to $1.40486   $ 96,053         0.98%      1.35% to 1.65%     22.40% to 22.75%
December 31, 2002 ............    80,527   $0.61477 to $1.14498   $ 91,255         0.30%      1.35% to 1.65%    -16.95% to -16.70%
December 31, 2001 ............    97,304   $0.74028 to $1.37536   $132,510         0.04%      1.35% to 1.65%    -24.08% to -23.85%

                                                                     AIM V.I. PREMIER EQUITY FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   109,220   $0.70444 to $1.37519   $148,445         0.44%      1.35% to 1.65%      4.07% to 4.36%
December 31, 2003 ............   128,355   $0.67689 to $1.31839   $167,348         0.30%      1.35% to 1.65%     23.07% to 23.42%
December 31, 2002 ............   149,965   $0.55001 to $1.06879   $158,640         0.30%      1.35% to 1.65%    -31.40% to -31.19%
December 31, 2001 ............   189,548   $0.80174 to $1.55406   $290,383         0.12%      1.35% to 1.65%    -13.97% to -13.72%

                                                                     JANUS ASPEN GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   108,636   $0.68751 to $1.40646   $150,008         0.14%      1.35% to 1.65%      2.81% to 3.13%
December 31, 2003 ............   128,974   $0.66870 to $1.36461   $172,930         0.09%      1.35% to 1.65%     29.57% to 29.96%
December 31, 2002 ............   152,436   $0.51608 to $1.05047   $157,514         0.00%      1.35% to 1.65%    -27.71% to -27.49%
December 31, 2001 ............   191,976   $0.71393 to $1.44951   $273,310         0.07%      1.35% to 1.65%    -25.94% to -25.73%

                                      A31

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                              JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    94,695   $1.03659 to $1.83930   $172,017         0.90%      1.35% to 1.65%     17.02% to 17.35%
December 31, 2003 ............   110,936   $0.88582 to $1.56797   $171,973         1.22%      1.35% to 1.65%     32.73% to 33.12%
December 31, 2002 ............   133,117   $0.66739 to $1.17846   $155,179         0.84%      1.35% to 1.65%    -26.80% to -26.57%
December 31, 2001 ............   161,800   $0.91170 to $1.60593   $256,671         1.01%      1.35% to 1.65%    -24.46% to -24.25%

                                                                          MFS RESEARCH SERIES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    33,162   $0.86562 to $1.38048   $ 45,567         1.08%      1.35% to 1.65%     13.97% to 14.31%
December 31, 2003 ............    38,554   $0.75952 to $1.20836   $ 46,388         0.68%      1.35% to 1.65%     22.68% to 23.03%
December 31, 2002 ............    44,963   $0.61911 to $0.98255   $ 43,990         0.28%      1.35% to 1.65%    -25.77% to -25.54%
December 31, 2001 ............    55,542   $0.83402 to $1.32030   $ 73,006         0.01%      1.35% to 1.65%    -22.52% to -22.30%

                                                                      MFS EMERGING GROWTH SERIES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    98,291   $0.70362 to $1.29091   $126,133         0.00%      1.35% to 1.65%     11.13% to 11.46%
December 31, 2003 ............   115,437   $0.63317 to $1.15881   $132,948         0.00%      1.35% to 1.65%     28.12% to 28.49%
December 31, 2002 ............   132,891   $0.49421 to $0.90235   $119,194         0.00%      1.35% to 1.65%    -34.84% to -34.64%
December 31, 2001 ............   161,015   $0.75847 to $1.38140   $221,049         0.00%      1.35% to 1.65%    -34.56% to -34.37%

                                                             CREDIT SUISSE TRUST GLOBAL POST-VENTURE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    22,247   $0.85361 to $1.12210   $ 24,922         0.00%      1.35% to 1.65%     16.07% to 16.42%
December 31, 2003 ............    24,730   $0.73541 to $0.96436   $ 23,813         0.00%      1.35% to 1.65%     45.26% to 45.68%
December 31, 2002 ............    27,585   $0.50628 to $0.66230   $ 18,245         0.00%      1.35% to 1.65%    -35.22% to -35.03%
December 31, 2001 ............    32,529   $0.78159 to $1.01997   $ 33,111         0.00%      1.35% to 1.65%    -29.79% to -29.58%

                                                                    AMERICAN CENTURY VP VALUE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    34,892   $1.54228 to $1.83772   $ 63,894         1.01%      1.35% to 1.65%     12.49% to 12.81%
December 31, 2003 ............    37,346   $1.37107 to $1.62974   $ 60,648         1.09%      1.35% to 1.65%     26.87% to 27.23%
December 31, 2002 ............    42,190   $1.08073 to $1.28151   $ 53,892         0.93%      1.35% to 1.65%    -14.04% to -13.79%
December 31, 2001 ............    47,581   $1.25721 to $1.48719   $ 70,465         0.97%      1.35% to 1.65%     11.01% to 11.33%

                                                                   FRANKLIN TEMPLETON SMALL CAP FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    39,929   $0.90516 to $1.54056   $ 60,060         0.00%      1.35% to 1.65%      9.66% to 9.99%
December 31, 2003 ............    45,499   $0.82539 to $1.40143   $ 62,294         0.00%      1.35% to 1.65%     35.01% to 35.41%
December 31, 2002 ............    51,618   $0.61134 to $1.03547   $ 52,263         0.25%      1.35% to 1.65%    -29.84% to -29.63%
December 31, 2001 ............    59,762   $0.87136 to $1.47241   $ 86,173         0.38%      1.35% to 1.65%    -16.61% to -16.37%

                                                               PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    51,736   $1.14958 to $1.20003   $ 62,053         0.10%      1.35% to 1.65%     14.05% to 14.39%
December 31, 2003 ............    56,016   $1.00792 to $1.04952   $ 58,759         0.22%      1.35% to 1.65%     27.20% to 27.59%
December 31, 2002 ............    63,260   $0.79236 to $0.82304   $ 52,044         0.02%      1.35% to 1.65%    -23.51% to -23.28%
December 31, 2001 ............    74,002   $1.03593 to $1.07339   $ 79,379         0.44%      1.35% to 1.65%     -2.60% to -2.31%

                                                         PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   123,176   $1.26658 to $1.28576   $157,523         3.12%      1.35% to 1.65%      7.79% to 8.11%
December 31, 2003 ............   135,064   $1.17504 to $1.18932   $159,862         4.45%      1.35% to 1.65%     19.61% to 19.95%
December 31, 2002 ............   149,785   $0.98242 to $0.99155   $147,869         0.22%      1.35% to 1.65%     -8.61% to -8.34%
December 31, 2001 ............   178,359   $1.07498 to $1.08181   $192,181         4.14%      1.35% to 1.65%     -0.12% to 0.16%

                                                                           DAVIS VALUE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    69,705   $1.01470 to $1.02858   $ 71,511         0.83%      1.35% to 1.65%     10.51% to 10.85%
December 31, 2003 ............    70,263   $0.91822 to $0.92794   $ 65,072         0.80%      1.35% to 1.65%     27.67% to 28.01%
December 31, 2002 ............    67,128   $0.71923 to $0.72488   $ 48,590         0.70%      1.35% to 1.65%    -17.62% to -17.37%
December 31, 2001 ............    69,853   $0.87309 to $0.87731   $ 61,228         0.46%      1.35% to 1.65%    -11.83% to -11.57%

                                                              ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    19,560   $0.57025 to $0.57864   $ 11,286         0.00%      1.35% to 1.65%      6.60% to 6.91%
December 31, 2003 ............    22,881   $0.53496 to $0.54123   $ 12,354         0.00%      1.35% to 1.65%     21.34% to 21.74%
December 31, 2002 ............    24,149   $0.44088 to $0.44458   $ 10,716         0.00%      1.35% to 1.65%    -31.97% to -31.75%
December 31, 2001 ............    29,141   $0.64805 to $0.65137   $ 18,960         0.00%      1.35% to 1.65%    -18.73% to -18.48%

                                                           PRUDENTIAL SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    60,177   $0.61576 to $1.23406   $ 53,433         0.00%      1.40% to 2.00%      4.01% to 4.65%
December 31, 2003 ............    53,417   $0.59025 to $0.95090   $ 42,367         0.00%      1.40% to 1.90%     21.55% to 22.14%
December 31, 2002 ............    36,087   $0.48468 to $0.78002   $ 19,331         0.00%      1.40% to 1.90%    -32.34% to -32.14%
December 31, 2001 ............    23,036   $0.71633 to $0.88230   $ 17,131         0.03%      1.40% to 1.70%    -15.89% to -15.64%

                                      A32

NOTE 6:           FINANCIAL HIGHLIGHTS (CONTINUED)


                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                  PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   189,704   $1.04012 to $1.38531   $228,840         0.40%      1.40% to 2.00%     10.32% to 10.98%
December 31, 2003 ............   155,813   $0.94006 to $1.10632   $164,272         0.46%      1.40% to 1.90%     27.00% to 27.63%
December 31, 2002 ............   106,230   $0.73878 to $0.86688   $ 81,449         0.01%      1.40% to 1.90%    -17.11% to -16.86%
December 31, 2001 ............    65,733   $0.89127 to $0.92029   $ 59,052         0.59%      1.40% to 1.70%    -11.94% to -11.69%

                                                         PRUDENTIAL SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   149,233   $1.20315 to $1.53719   $213,281         0.17%      1.35% to 2.00%     18.32% to 19.07%
December 31, 2003 ............   108,305   $1.01585 to $1.24988   $128,463         0.03%      1.35% to 1.90%     30.63% to 31.34%
December 31, 2002 ............    67,383   $0.77764 to $0.95217   $ 59,474         0.55%      1.35% to 1.90%    -15.82% to -15.52%
December 31, 2001 ............    28,977   $1.00124 to $1.12776   $ 31,114         1.06%      1.35% to 1.70%      1.39% to 1.69%

                                                    PRUDENTIAL SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    38,777   $0.60112 to $1.27212   $ 36,834         0.00%      1.40% to 2.00%     -2.87% to -2.29%
December 31, 2003 ............    29,424   $0.61704 to $1.01108   $ 26,084         0.00%      1.40% to 1.90%     32.21% to 32.87%
December 31, 2002 ............    17,603   $0.46578 to $0.76251   $  9,683         0.00%      1.35% to 1.90%    -31.43% to -31.22%
December 31, 2001 ............    10,454   $0.67926 to $0.92677   $  7,640         0.00%      1.35% to 1.70%    -18.56% to -18.31%
                                                              PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   403,102   $1.04519 to $1.31224   $471,428         1.95%      1.35% to 2.00%      3.20% to 3.89%
December 31, 2003 ............   369,822   $1.09611 to $1.26394   $424,483         2.48%      1.35% to 1.90%      3.87% to 4.45%
December 31, 2002 ............   282,337   $1.05530 to $1.21092   $320,162         2.97%      1.35% to 1.90%      7.57% to 7.93%
December 31, 2001 ............    90,215   $1.03942 to $1.12247   $ 97,602         3.35%      1.35% to 1.70%      6.82% to 7.13%

                                                               PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   146,925   $1.16040 to $1.33818   $189,300         6.80%      1.40% to 2.00%      7.18% to 7.81%
December 31, 2003 ............   110,566   $1.16517 to $1.24124   $132,701         6.92%      1.40% to 1.90%     20.13% to 20.74%
December 31, 2002 ............    49,943   $0.96993 to $1.02813   $ 50,232         7.48%      1.40% to 1.90%     -1.52% to -1.24%
December 31, 2001 ............    26,698   $1.01231 to $1.04100   $ 27,527         7.09%      1.40% to 1.70%      2.20% to 2.52%

                                                             JANUS ASPEN GROWTH PORTFOLIO - SERVICE SHARES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    26,095   $0.58487 to $1.28061   $ 22,332         0.00%      1.40% to 2.00%      2.16% to 2.77%
December 31, 2003 ............    24,483   $0.57082 to $1.00180   $ 18,639         0.00%      1.40% to 1.90%     29.06% to 29.69%
December 31, 2002 ............    19,693   $0.44152 to $0.77398   $  9,935         0.00%      1.40% to 1.90%    -27.95% to -27.72%
December 31, 2001 ............    15,055   $0.61281 to $0.78373   $  9,682         0.00%      1.40% to 1.70%    -26.15% to -25.93%

                                                                PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    77,841   $1.09631 to $1.41075   $ 94,236         0.78%      1.35% to 2.00%     15.44% to 16.19%
December 31, 2003 ............    62,105   $0.94638 to $1.04790   $ 63,307         0.00%      1.35% to 1.90%     24.40% to 25.07%
December 31, 2002 ............    42,897   $0.75888 to $0.83825   $ 33,367         1.22%      1.35% to 1.90%    -17.77% to -17.49%
December 31, 2001 ............    21,808   $0.92241 to $0.94081   $ 20,346         1.18%      1.35% to 1.70%    -10.16% to -9.89%

                                                                PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,927   $0.69173 to $1.28542   $ 27,334         0.46%      1.40% to 2.00%      6.66% to 7.30%
December 31, 2003 ............    24,460   $0.64656 to $1.04529   $ 19,905         0.32%      1.40% to 1.90%     21.38% to 21.98%
December 31, 2002 ............    20,905   $0.53161 to $0.85696   $ 12,421         0.00%      1.40% to 1.90%    -16.62% to -16.38%
December 31, 2001 ............    15,144   $0.63760 to $0.84109   $ 10,081         0.00%      1.40% to 1.70%    -23.97% to -23.74%

                                                           PRUDENTIAL SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    24,771   $0.66452 to $1.33789   $ 23,700         0.19%      1.35% to 2.00%     10.19% to 10.87%
December 31, 2003 ............    22,034   $0.60135 to $0.95573   $ 17,646         0.11%      1.35% to 1.90%     24.44% to 25.14%
December 31, 2002 ............    15,207   $0.48243 to $0.76575   $  8,169         0.00%      1.35% to 1.90%    -29.87% to -29.63%
December 31, 2001 ............    10,537   $0.68787 to $0.81060   $  7,564         0.18%      1.35% to 1.70%    -24.56% to -24.34%

                                                       PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,430   $0.65198 to $1.30209   $ 26,017         0.00%      1.35% to 2.00%      8.42% to 9.11%
December 31, 2003 ............    24,824   $0.59950 to $1.00077   $ 19,412         0.00%      1.35% to 1.90%     23.49% to 24.16%
December 31, 2002 ............    17,956   $0.48451 to $0.80793   $  9,834         0.00%      1.35% to 1.90%    -26.51% to -26.28%
December 31, 2001 ............    10,903   $0.65929 to $0.85719   $  7,467         0.02%      1.35% to 1.70%    -16.72% to -16.48%

                                                                PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    95,143   $0.64649 to $1.57888   $ 92,650         0.00%      1.35% to 2.00%     17.21% to 17.96%
December 31, 2003 ............    67,470   $0.54998 to $0.93944   $ 50,518         0.00%      1.35% to 1.90%     37.48% to 38.25%
December 31, 2002 ............    33,702   $0.39925 to $0.68122   $ 14,900         0.00%      1.35% to 1.90%    -47.23% to -47.05%
December 31, 2001 ............    18,905   $0.75655 to $0.81566   $ 14,631         0.06%      1.35% to 1.70%    -22.23% to -22.01%

                                       A33

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                             SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    93,665   $0.75197 to $1.63587   $108,264         0.00%      1.35% to 2.00%     19.01% to 19.78%
December 31, 2003 ............    76,118   $0.63000 to $1.05808   $ 67,589         0.00%      1.35% to 1.90%     39.45% to 40.20%
December 31, 2002 ............    41,584   $0.45086 to $0.75658   $ 21,753         0.00%      1.35% to 1.90%    -33.22% to -32.98%
December 31, 2001 ............    24,616   $0.67514 to $0.87454   $ 17,947         0.00%      1.35% to 1.70%    -19.14% to -18.91%

                                                             PRUDENTIAL SP AIM AGGRESSIVE GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    23,874   $0.67571 to $1.35327   $ 24,667         0.00%      1.40% to 2.00%     9.67% to 10.33%
December 31, 2003 ............    19,203   $0.61425 to $1.00158   $ 16,512         0.00%      1.40% to 1.90%     24.16% to 24.77%
December 31, 2002 ............    13,148   $0.49375 to $0.80273   $  7,496         0.00%      1.40% to 1.90%    -22.27% to -22.05%
December 31, 2001 ............     7,676   $0.63522 to $0.87500   $  5,143         0.00%      1.40% to 1.70%    -25.79% to -25.57%

                                                                  PRUDENTIAL SP TECHNOLOGY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,765   $0.44440 to $1.32188   $ 23,030         0.00%      1.35% to 2.00%     -1.96% to -1.32%
December 31, 2003 ............    24,731   $0.45192 to $0.95387   $ 17,234         0.00%      1.35% to 1.90%     39.75% to 40.50%
December 31, 2002 ............    15,634   $0.32275 to $0.68057   $  5,698         0.00%      1.35% to 1.90%    -42.31% to -42.13%
December 31, 2001 ............    11,944   $0.55947 to $0.81234   $  7,119         0.00%      1.35% to 1.70%    -26.31% to -26.09%

                                                         PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   368,692   $1.11720 to $1.22048   $432,866         1.32%      1.35% to 2.00%      6.75% to 7.44%
December 31, 2003 ............   246,729   $1.04299 to $1.07868   $267,381         1.21%      1.35% to 1.90%     14.32% to 14.94%
December 31, 2002 ............   121,341   $0.91013 to $0.93918   $111,677         0.27%      1.35% to 1.90%     -7.45% to -7.13%
December 31, 2001 ............    47,726   $0.98298 to $0.98804   $ 47,031         3.00%      1.35% to 1.70%     -1.93% to -1.64%

                                                           PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   636,614   $1.03936 to $1.30793   $772,350         0.75%      1.35% to 2.00%      8.91% to 9.61%
December 31, 2003 ............   389,561   $0.95147 to $1.07966   $421,057         0.79%      1.35% to 1.90%     20.59% to 21.23%
December 31, 2002 ............   166,934   $0.78749 to $0.89088   $138,130         0.00%      1.35% to 1.90%    -13.16% TO -12.85%
December 31, 2001 ............    70,953   $0.90679 to $0.94990   $ 65,531         2.78%      1.35% to 1.70%     -7.40% to -7.14%

                                                           PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   477,746   $0.93943 to $1.38211   $597,023         0.40%      1.35% to 2.00%     10.83% to 11.54%
December 31, 2003 ............   281,219   $0.84514 to $1.06700   $301,059         0.44%      1.35% to 1.90%     25.88% to 26.57%
December 31, 2002 ............   120,052   $0.67004 to $0.84346   $ 88,202         0.00%      1.35% to 1.90%    -18.65% to -18.35%
December 31, 2001 ............    54,257   $0.82369 to $0.90967   $ 45,992         1.56%      1.35% to 1.70%    -13.39% to -13.13%

                                                      PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                                                                                                               --------------------
December 31, 2004 ............    92,089   $0.84470 to $1.44765   $117,544         0.05%      1.40% to 2.00%     12.51% to 13.17%
December 31, 2003 ............    49,024   $0.74865 to $1.05061   $ 51,315         0.02%      1.40% to 1.90%     30.30% to 30.96%
December 31, 2002 ............    20,717   $0.57340 to $0.80240   $ 13,525         0.00%      1.35% to 1.90%    -23.46% to -23.24%
December 31, 2001 ............     9,469   $0.74916 to $0.87109   $  7,367         0.37%      1.35% to 1.70%    -19.37% to -19.12%

                                                      PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    58,453   $0.64107 to $1.55290   $ 63,262         0.19%      1.35% to 2.00%     14.26% to 14.98%
December 31, 2003 ............    40,928   $0.55950 to $1.10501   $ 34,917         0.26%      1.35% to 1.90%     36.98% to 37.73%
December 31, 2002 ............    28,228   $0.40766 to $0.80285   $ 14,017         0.00%      1.35% to 1.90%    -23.86% to -23.60%
December 31, 2001 ............    17,864   $0.53544 to $0.74180   $ 10,336         0.32%      1.35% to 1.70%    -36.71% to -36.51%

                                                            PRUDENTIAL SP LSV INTERNATIONAL VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    56,155   $0.83972 to $1.45822   $ 64,335         0.43%      1.40% to 2.00%     13.54% to 14.21%
December 31, 2003 ............    45,767   $0.73752 to $1.07261   $ 43,370         0.71%      1.40% to 1.90%     25.00% to 25.62%
December 31, 2002 ............    31,180   $0.58896 to $0.85393   $ 20,521         0.00%      1.40% to 1.90%    -18.56% to -18.31%
December 31, 2001 ............    18,004   $0.72306 to $0.84741   $ 13,426         0.63%      1.35% to 1.70%    -23.36% to -23.13%

                                                         EVERGREEN VA FOUNDATION FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     1,326   $1.01405 to $1.18087   $  1,554         0.86%      1.40% to 1.85%      4.37% to 4.85%
December 31, 2003 ............     1,190   $0.96717 to $0.96717   $  1,335         6.21%      1.40% to 1.40%     14.17% to 14.17%
December 31, 2002 ............         7   $0.84711 to $0.84711   $      6         0.28%      1.40% to 1.40%    -10.91% to -10.91%
December 31, 2001 ............        19   $0.95089 to $0.95089   $     18        14.47%      1.40% to 1.40%     -4.91% to -4.91%

                                                           EVERGREEN VA GROWTH FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     1,020   $1.12462 to $1.51675   $  1,536         0.00%      1.40% to 1.85%     11.80% to 12.29%
December 31, 2003 ............       766   $1.00452 to $1.00452   $  1,031         0.00%      1.70% to 1.70%     36.66% to 36.66%
December 31, 2002 ............         5   $0.73505 to $0.73505   $      3         0.00%      1.70% to 1.70%    -24.48% to -24.48%

                                       A34

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                            EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     2,484   $0.96898 to $1.41333   $  3,469         0.00%      1.40% to 1.85%      5.26% to 5.74%
December 31, 2003 ............     1,962   $0.92642 to $1.04554   $  2,607         0.00%      1.40% to 1.70%     37.70% to 38.11%
December 31, 2002 ............        22   $0.67078 to $0.75856   $     17         0.00%      1.40% to 1.70%    -26.41% to -26.41%
December 31, 2001 ............         4   $0.91152 to $0.91152   $      4         0.00%      1.40% to 1.40%     -8.85% to -8.85%

                                                       EVERGREEN VA SPECIAL VALUES FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     2,603   $1.28607 to $1.48703   $  3,833         1.15%      1.40% to 1.85%     18.19% to 18.71%
December 31, 2003 ............     1,471   $1.08655 to $1.20289   $  1,830         0.30%      1.40% to 1.70%     27.35% to 27.72%
December 31, 2002 ............        48   $0.85230 to $0.94182   $     42         0.34%      1.40% to 1.70%    -14.06% to -13.81%
December 31, 2001 ............         4   $1.09268 to $1.09268   $      4         0.81%      1.40% to 1.40%      9.27% to 9.27%

                                                  EVERGREEN VA INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............        87   $12.21880 to $12.27702 $  1,062         1.61%      1.40% to 1.85%     17.04% to 17.56%
December 31, 2003 ............        34   $10.43946 to $10.44289 $    350         0.93%      1.40% to 1.85%      4.50% to 4.53%

                                                   EVERGREEN VA GROWTH AND INCOME FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............       266   $11.14557 to $11.19868 $  2,976         1.69%      1.40% to 1.85%      7.23% to 7.70%
December 31, 2003 ............        68   $10.39444 to $10.39784 $    710         0.51%      1.40% to 1.85%      4.80% to 4.83%

                                                            EVERGREEN VA FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............       110   $11.00339 to $11.04420 $  1,208         0.21%      1.50% to 1.85%      6.42% to 6.79%
December 31, 2003 ............       105   $10.33946 to $10.34209 $  1,086         0.00%      1.40% to 1.85%      4.21% to 4.23%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk charges are applied daily against the net assets of each contract. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

         B. Administration Charge

         The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. A charge is assessed through the redemption of units.

                                      A35

                                                                                  MORTALITY &
         CONTRACTS:                                                              EXPENSE CHARGE:           ADMINISTRATION CHARGE:
         ---------                                                              -----------------         ------------------------
         Strategic Partners Annuity One
              Basic                                                                   1.40%                         0.00%
              GMDB Annual Step Up or 5% Roll Up                                       1.60%                         0.00%
              GMDB with-Greater of Roll Up or Step Up                                 1.70%                         0.00%
         Strategic Partners Annuity One Enhanced - Non Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.70%                         0.00%
         Strategic Partners Annuity One Enhanced - Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.70%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.80%                         0.00%
         Strategic Partners Plus
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with Step Up and Roll Up                                            1.70%                         0.00%
         Strategic Partners Plus Enhanced - Non Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with Step Up and Roll Up                                            1.70%                         0.00%
         Strategic Partners Plus Enhanced - Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.70%                         0.00%
             GMDB with Step Up and Roll Up                                            1.80%                         0.00%
         Strategic Partners Select GMDB with Step Up and Roll Up                      1.52%                         0.00%
         Strategic Partners Advisor
             Basic                                                                    1.40%                         0.00%
             GMDB with Step Up and Roll Up                                            1.65%                         0.00%
         Strategic Partners FlexElite
             Basic                                                                    1.60%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.80%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.90%                         0.00%
         Strategic Partners Enhanced FlexElite
             Basic                                                                    1.65%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.90%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  2.00%                         0.00%
         Strategic Partners Plus Enhanced III - Non Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.75%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.85%                         0.00%
         Strategic Partners Plus Enhanced III - Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.65%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.75%                         0.00%
         Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.75%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.85%                         0.00%
         Strategic Partners Annuity One Enhanced III - Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.75%                         0.00%
         Discovery Preferred Variable Annuity                                         1.25%                         0.15%
         Discovery Select Variable Annuity                                            1.25%                         0.15%
         Discovery Choice
             Basic                                                                    1.35%                         0.00%
             Enhanced                                                                 1.65%                         0.00%

                                      A36

         C. Withdrawal Charges

         A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. This charge is assessed through the redemption of units.

                                      A37

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.







PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                       A38

Pruco Life Insurance Company and Subsidiaries
Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                2004            2003

                                                                            ----------------------------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2004 - $6,114,020;  2003 - $5,682,043)   $  6,339,103    $  5,953,815
Policy loans                                                                     856,755         848,593
Short-term investments                                                           122,061         160,635
Other long-term investments                                                       28,258          89,478
                                                                            ----------------------------
     Total investments                                                         7,346,177       7,052,521
Cash and cash equivalents                                                        743,533         253,564
Deferred policy acquisition costs                                              1,429,027       1,380,710
Accrued investment income                                                        101,432          96,790
Reinsurance recoverables                                                         765,045         517,410
Receivables from Parent and affiliates                                            50,339          53,138
Deferred sales inducements and other assets                                      124,868          88,736
Separate account assets                                                       17,326,555      15,772,262
                                                                            ----------------------------
TOTAL ASSETS                                                                $ 27,886,976    $ 25,215,131
                                                                            ============================

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                             $  6,122,924    $  5,582,633
Future policy benefits and other policyholder liabilities                      1,325,836       1,068,977
Cash collateral for loaned securities                                            410,718         431,571
Securities sold under agreement to repurchase                                     45,254          97,102
Income taxes payable                                                             433,966         335,665
Other liabilities                                                                330,966         111,865
Separate account liabilities                                                  17,326,555      15,772,262
                                                                            ----------------------------
Total liabilities                                                             25,996,219      23,400,075
                                                                            ----------------------------

CONTINGENCIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding)                                    2,500           2,500
Additional paid-in capital                                                       455,377         459,654
Deferred compensation                                                             (1,173)           (850)
Accumulated other comprehensive income                                            74,527         107,687
Retained earnings                                                              1,359,526       1,246,065
                                                                            ----------------------------
Total stockholder's equity                                                     1,890,757       1,815,056
                                                                            ----------------------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                   $ 27,886,976    $ 25,215,131
                                                                            ============================

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                      2004           2003           2002

                                                  -----------    -----------    -----------
REVENUES

Premiums                                          $    83,287    $   142,140    $   128,854
Policy charges and fee income                         642,021        570,158        529,887
Net investment income                                 373,552        344,628        334,486
Realized investment gains (losses), net                 5,011         (2,770)       (68,037)
Asset management fees                                  15,747         13,218         11,397
Other income                                           10,514          9,595          9,536
                                                  -----------    -----------    -----------

Total revenues                                      1,130,132      1,076,969        946,123
                                                  -----------    -----------    -----------

BENEFITS AND EXPENSES

Policyholders' benefits                               275,378        332,114        275,251
Interest credited to policyholders' account
balances                                              250,675        227,992        204,813
General, administrative and other expenses            458,590        397,881        505,064
                                                  -----------    -----------    -----------

Total benefits and expenses                           984,643        957,987        985,128
                                                  -----------    -----------    -----------

Income from operations before income taxes and
cumulative effect of accounting change                145,489        118,982        (39,005)

Income taxes:
   Current                                             59,682        (69,617)       (64,656)
   Deferred                                           (36,804)       103,666         12,153
                                                  -----------    -----------    -----------
Total income tax expense (benefit)                     22,878         34,049        (52,503)
                                                  -----------    -----------    -----------

Net Income from Operations Before Cumulative
Effect of Accounting Change                           122,611         84,933         13,498

Cumulative effect of accounting change, net of
taxes                                                  (9,150)            --             --

                                                  -----------    -----------    -----------
NET INCOME                                            113,461         84,933         13,498
                                                  -----------    -----------    -----------

Change in net unrealized investment gains, net        (41,944)         8,379         57,036
of taxes
Cumulative effect of accounting change,
net of taxes                                            4,030             --             --
Foreign currency translation adjustments                   --             --            149
                                                  -----------    -----------    -----------

Other comprehensive income (loss), net of taxes       (37,914)         8,379         57,185
                                                  -----------    -----------    -----------

COMPREHENSIVE INCOME                              $    75,547    $    93,312    $    70,683
                                                  ===========    ===========    ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder's Equity
Periods Ended December 30, 2004, 2003 and 2002 (in thousands)
-------------------------------------------------------------

                                                                                                       Accumulated
                                                                                                          Other           Total
                                             Common        Paid-in-       Retained       Deferred      Comprehensive   Stockholder's
                                              Stock         Capital       Earnings     Compensation    Income (Loss)      Equity
                                           -----------    -----------   -----------    ------------    -------------   -------------
Balance, January 1, 2002                   $     2,500    $   466,748   $ 1,147,665     $        --     $    34,566     $ 1,651,479

Net income                                          --             --        13,498              --              --          13,498

Adjustments to policy credits issued to
eligible policyholders                              --             --           (27)             --              --             (27)

Change in foreign currency translation
adjustments, net of taxes                           --             --            --              --             149             149

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --          57,036          57,036
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2002                       2,500        466,748     1,161,136              --          91,751       1,722,135

Net income                                          --             --        84,933              --              --          84,933

Adjustments to policy credits issued to
eligible policyholders                              --             --            (4)             --              --              (4)

Purchase of fixed maturities from an
affiliate, net of taxes                             --         (7,557)           --              --           7,557              --

Stock-based compensation programs                   --            463            --            (850)             --            (387)

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --           8,379           8,379
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2003                       2,500        459,654     1,246,065            (850)        107,687       1,815,056

Net income                                          --             --       113,461              --              --         113,461

Purchase of fixed maturities from an
affiliate, net of taxes                             --         (4,754)           --              --           4,754              --

Stock-based compensation programs                   --            477            --            (323)             --             154

Cumulative effect of accounting change,
net of taxes                                        --             --            --              --           4,030           4,030

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --         (41,944)        (41,944)
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2004                 $     2,500    $   455,377   $ 1,359,526     $    (1,173)    $    74,527     $ 1,890,757
                                           ===========    ===========   ===========     ===========     ===========     ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Year Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                            2004            2003            2002
                                                                         -----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   113,461     $    84,933     $    13,498
Adjustments to reconcile net income to net cash from
     (used in) operating activities:
     Policy charges and fee income                                          (140,240)       (108,731)        (74,117)
     Interest credited to policyholders' account balances                    250,675         227,992         204,813
     Realized investment (gains) losses, net                                  (5,011)          2,770          68,037
     Amortization and other non-cash items                                       710          51,685         (78,452)
     Cumulative effect of accounting change                                    9,150              --              --
     Change in:
         Future policy benefits and other policyholders' liabilities         212,121         134,431         126,316
         Reinsurance recoverable                                            (247,635)       (116,739)        (99,974)
         Accrued investment income                                             1,638         (10,665)         (8,692)
         Receivables from Parent and affiliates                                2,799             461         (28,025)
         Policy loans                                                         (8,162)         30,913          (5,441)
         Deferred policy acquisition costs                                   (25,213)       (227,713)          6,833
         Income taxes payable                                                103,447          90,413         (20,844)
         Deferred sales inducements and other assets                         (36,136)        (47,100)        (20,071)
         Other, net
                                                                             216,484         (18,601)         23,912
                                                                         -----------     -----------     -----------
Cash Flows From Operating Activities                                         448,088          94,049         107,793
                                                                         -----------     -----------     -----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                               2,293,944       2,506,887       1,834,129
     Payments for the purchase of:
         Fixed maturities available for sale                              (2,266,074)     (3,303,651)     (2,884,673)
     Other long-term investments, net                                         36,763          (2,873)        (10,202)
     Short-term investments, net
                                                                              47,709          53,705           1,256
                                                                         -----------     -----------     -----------
Cash Flows From (Used in) Investing Activities                               112,342        (745,932)     (1,059,490)
                                                                         -----------     -----------     -----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                         2,093,835       2,196,543       1,789,307
          Withdrawals                                                     (2,086,995)     (1,621,978)     (1,014,901)
          Cash payments to eligible policyholders                                 --              (4)       (116,000)
     Cash collateral for loaned securities, net                              (20,853)        206,053          35,496
     Securities sold under agreement to repurchase, net                      (51,848)       (303,405)        319,792
    Paid in capital transaction associated with the purchase of fixed
    maturities from an affiliate                                              (4,754)         (7,557)             --
    Deferred compensation                                                       (323)           (850)             --
    Stock-based compensation                                                     477             463              --
                                                                         -----------     -----------     -----------
Cash Flows From (Used in) Financing Activities                               (70,461)        469,265       1,013,694
                                                                         -----------     -----------     -----------

     Net increase (decrease) in cash and cash equivalents                    489,969        (182,618)         61,997

     Cash and cash equivalents, beginning of year                            253,564         436,182         374,185
                                                                         -----------     -----------     -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                   $   743,533     $   253,564     $   436,182
                                                                         ===========     ===========     ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, "GIC," called Prudential Credit Enhanced GIC or, "PACE," in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note
13). Pruco Life Insurance Company and its subsidiaries are referred to as "the Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $0.3 million and $0.9 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment," which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account and it's insurance subsidiary used to generate income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT  ACCOUNTING POLICIES  (continued)

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized.

Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred sales inducements and other assets, and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $110 million and $79 million, respectively.

Other assets consist primarily of deferred sales inducements costs, premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees

Beginning on February 1, 2002, the Company received asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2004, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in "separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                    2004
                                                         ------------------------------------------------------------
                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized
                                                             Cost           Gains           Losses        Fair Value
                                                         ------------    ------------    ------------    ------------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $     87,013    $        778    $        109    $     87,682

    States, municipalities and political subdivisions         173,129           8,627             191         181,565

    Foreign government bonds                                   30,005           3,982               9          33,978

    Mortgage-backed securities                                333,720           1,685             440         334,965

    Public utilities                                          848,762          40,036           1,710         887,088

    All other corporate bonds                               4,641,391         181,494           9,060       4,813,825

Redeemable preferred stock                                         --              --              --              --

                                                         ------------    ------------    ------------    ------------
Total fixed maturities, available for sale               $  6,114,020    $    236,602    $     11,519    $  6,339,103
                                                         ============    ============    ============    ============


                                                                                    2003
                                                         ------------------------------------------------------------
                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized
                                                             Cost           Gains           Losses        Fair Value
                                                         ------------    ------------    ------------    ------------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $    215,305    $     12,204    $         10    $    227,499

    States, municipalities and political subdivisions          47,603             961              --          48,564

    Foreign government bonds                                   44,018           5,345              13          49,350

    Mortgage-backed securities                                 93,730           1,929              19          95,640

    Public utilities                                          702,793          41,312           2,985         741,120

    All other corporate bonds                               4,577,918         220,845           8,021       4,790,742

Redeemable preferred stock                                        676             224              --             900

                                                         ------------    ------------    ------------    ------------
Total fixed maturities, available for sale               $  5,682,043    $    282,820    $     11,048    $  5,953,815
                                                         ============    ============    ============    ============

--------------------------------------------------------------------------------

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                                     Available for sale
                                                   ------------------------
                                                   Amortized        Fair
                                                      Cost         Value
                                                   ----------    ----------
                                                         (in thousands)

         Due in one year or less                   $  809,242    $  816,443

         Due after one year through five years      2,644,613     2,726,406

         Due after five years through ten years     1,650,713     1,749,571

         Due after ten years                          675,732       711,718

         Mortgage-backed securities                   333,720       334,965
                                                   ----------    ----------

         Total                                     $6,114,020    $6,339,103
                                                   ==========    ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002, were $1,500 million, $1,957 million and $1,607 million respectively. Proceeds from the maturity of fixed maturities available for sale during 2004, 2003, and 2002, were $794 million, $550 million, and $227 million, respectively. Gross gains of $27 million, $21 million, and $20 million and gross losses of $17 million, $7 million, and $48 million were realized on those sales during 2004, 2003, and 2002, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1 million, $12 million, and $28 million for the years, ended December 31, 2004, 2003 and 2002, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                          2004         2003
                                                        --------     --------
                                                            (in thousands)
           Joint ventures and limited partnerships      $    184     $ 37,321
           Company's investment in Separate accounts      29,993       55,214
           Derivatives for other than trading             (4,683)      (3,585)
           Commercials loans on real estate                2,286          249
           Equity securities                                 478          279
                                                        --------     --------
           Total other long- term investments           $ 28,258     $ 89,478
                                                        ========     ========

The Company's share of net income from the joint ventures was $1 million, $2 million, and $1 million, for the years ended December 31, 2004, 2003, and 2002, respectively, and is reported in "Net investment income." Mortgage interest on commercial loans on real estate was $1.4 million, $0.9 million, and $0.8 million for the years ended December 31, 2004, 2003 and 2002, respectively, and is also reported in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                    2004          2003          2002
                                                 ---------     ---------     ---------
                                                            (in thousands)
  Fixed maturities, available for sale           $ 327,899     $ 295,357     $ 275,843
  Policy loans                                      46,935        46,750        49,436
  Short-term investments and cash equivalents        7,685         7,357        13,540
  Other                                              3,981         7,821         8,128
                                                 ---------     ---------     ---------
  Gross investment income                          386,500       357,285       346,947
       Less:  investment expenses                  (12,948)      (12,657)      (12,461)
                                                 ---------     ---------     ---------
  Net investment income                          $ 373,552     $ 344,628     $ 334,486
                                                 =========     =========     =========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                               2004         2003         2002
                                             --------     --------     --------
                                                       (in thousands)

  Fixed maturities, available for sale       $  9,034     $  1,567     $(56,039)
  Derivatives                                  (5,801)      (6,629)     (11,746)
  Other                                         1,778        2,292         (252)
                                             --------     --------     --------

  Realized investment gains (losses), net    $  5,011     $ (2,770)    $(68,037)
                                             ========     ========     ========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                                       Accumulated
                                                                                                                         Other
                                                                                                                      Comprehensive
                                                                                                                      Income (Loss)
                                                                      Deferred                         Deferred       Related to Net
                                                    Net Unrealized     Policy        Policyholders'   Income Tax       Unrealized
                                                    Gains (Losses)   Acquisition        Account       (Liability)      Investment
                                                    on Investments      Costs          Balances         Benefit       Gains (Losses)
                                                    --------------  -------------    ----------------------------------------------
                                                                                    (in thousands)
Balance, January 1, 2002                            $      89,622   $     (40,313)   $       4,937   $     (19,528)   $      34,718
Net investment gains on investments arising
during the period                                          90,774              --               --         (32,679)          58,095
Reclassification adjustment for losses included
in net income                                              56,117              --               --         (20,202)          35,915
Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                              --         (67,053)              --          24,139          (42,914)
Impact of net unrealized investment
gains(losses) on policyholders'
account balances                                               --              --            9,281          (3,341)           5,940
                                                    -------------   -------------    -------------   -------------    -------------
Balance, December 31, 2002                                236,513        (107,366)          14,218         (51,611)          91,754
Net investment gains on investments arising
during the period                                          25,794              --               --          (9,330)          16,464
Purchase of fixed maturities from an affiliate             11,659              --               --          (4,102)           7,557
(see Note 13)
Reclassification adjustment for gains
included in net income                                     (2,177)             --               --             784           (1,393)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  --         (13,999)              --           5,040           (8,959)
Impact of net unrealized investment
gains(losses) on policyholders' account balances               --              --            3,543          (1,276)           2,267

                                                    -------------------------------------------------------------------------------
Balance, December 31, 2003                                271,789        (121,365)          17,761         (60,495)         107,690
Net investment gains on investments arising
during the period                                         (51,357)             --               --          20,442          (30,915)
Purchase of fixed maturities from an affiliate
(see Note 13)                                               7,314              --               --          (2,560)           4,754
Cumulative effect of change in accounting
principle                                                   6,297              --               --          (2,267)           4,030
Reclassification adjustment for gains included in
net income                                                 (8,888)             --               --           3,111           (5,777)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  --          (9,616)              --           2,152           (7,464)
Impact of net unrealized investment gains
(losses) on policyholders' account balances                    --              --            3,130            (918)           2,212
                                                    -------------   -------------    -------------   -------------    -------------
Balance, December 31, 2004                          $     225,155   $    (130,981)   $      20,891   $     (40,535)   $      74,530
                                                    =============   =============    =============   =============    =============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

                                        2004       2003       2002
                                      --------   --------   --------
                                              (in thousands)
    Fixed maturities                  $225,083   $271,772   $236,415
    Other long-term investments             72         17         98
                                      --------   --------   --------
    Unrealized gains on investments   $225,155   $271,789   $236,513
                                      ========   ========   ========

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004:

                                                       Less than twelve            Twelve months
                                                            months                   or more                   Total
                                                   -----------------------   -----------------------   -----------------------
                                                      Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
                                                     Value        Losses       Value        Losses       Value        Losses
                                                   ----------   ----------   ----------   ----------   ----------   ----------
                                                                                  (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies          $  104,487   $      300   $       --   $       --   $  104,487   $      300
Foreign government bonds                                2,656            9           --           --        2,656            9

Corporate securities                                1,113,346        8,943       50,766        1,827    1,164,112       10,770

Mortgage-backed securities                             80,097          438           41            2       80,138          440
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Total                                              $1,300,586   $    9,690   $   50,807   $    1,829   $1,351,393   $   11,519
                                                   ==========   ==========   ==========   ==========   ==========   ==========

As of December 31, 2004, gross unrealized losses on fixed maturities totaled $12 million comprising 250 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 238 issuers and $2 million in the greater than twelve months category comprising 12 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. The $10 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. The $2 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $377 thousand and a gross unrealized loss of $24 thousand.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $437 million and $509 million, respectively.

Fixed maturities of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                              2004           2003           2002
                                                          -----------    -----------    -----------
                                                                        (in thousands)
Balance, beginning of year                                $ 1,380,710    $ 1,152,997    $ 1,159,830
Capitalization of commissions, sales and issue expenses       221,237        371,650        328,658
Amortization                                                 (186,408)      (129,938)      (268,438)
Change in unrealized investment gains                          11,592        (13,999)       (67,053)
Impact of adoption of SOP 03-1                                  1,896             --             --
                                                          -----------    -----------    -----------
Balance, end of year                                      $ 1,429,027    $ 1,380,710    $ 1,152,997
                                                          ===========    ===========    ===========

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $151 million and $10 million, respectively, in 2004.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31, are as follows:

                                             2004         2003
                                          ----------   ----------
                                               (in thousands)
           Life insurance - domestic      $  761,195   $  646,953
           Life insurance - Taiwan           467,332      376,033
           Individual annuities               85,761       33,598
           Group annuities                    11,548       12,393
                                          ----------   ----------
           Total future policy benefits   $1,325,836   $1,068,977
                                          ==========   ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 14.75%, with approximately 15% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                                      2004         2003
                                                   ----------   ----------
                                                       (in thousands)

           Interest-sensitive life contracts       $2,542,797   $2,270,703
           Individual annuities                     2,679,322    2,244,314

           Guaranteed investment contracts            900,805    1,067,616
                                                   ----------   ----------
           Total policyholders' account balances   $6,122,924   $5,582,633
                                                   ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 1.50% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 14.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.02% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                                2004           2003           2002
                                                            -----------    -----------    -----------
                                                                          (in thousands)
        Direct premiums and policy charges and fee income   $ 1,033,174    $   878,669    $   862,723
             Reinsurance ceded                                 (307,866)      (166,371)      (203,982)
                                                            -----------    -----------    -----------
        Premiums and policy charges and fee income          $   725,308    $   712,298    $   658,741
                                                            -----------    -----------    -----------

        Policyholders' benefits ceded                       $   129,125    $    99,229    $    70,327
                                                            -----------    -----------    -----------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                      2004       2003
                                                    --------   --------
                                                       (in thousands)

           Domestic life insurance - affiliated     $272,999   $ 66,837
           Domestic life insurance - unaffiliated     13,166     62,147
           Other reinsurance - affiliated             11,548     12,393
           Taiwan life insurance-affiliated          467,332    376,033
                                                    --------   --------
                                                    $765,045   $517,410
                                                    ========   ========

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all related reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2004             2003             2002
                                                   -------------    -------------    -------------
                                                                   (in thousands)
           Life insurance face amount in force     $ 204,016,616    $ 158,488,681    $ 118,381,408
           Ceded to other companies                 (179,108,664)     (81,095,301)     (49,113,635)
                                                   -------------    -------------    -------------
           Net amount of life insurance in force   $  24,907,952    $  77,393,380    $  69,267,773
                                                   =============    =============    =============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                              2004         2003        2002
                                           ---------    ---------    --------
                                                     (in thousands)
  Current tax (benefit) expense benefit:
     U.S                                   $  61,801    $ (69,836)   $(65,004)
     State and local                          (2,119)         219         309
     Foreign                                      --           --          39
                                           ---------    ---------    --------
     Total                                    59,682      (69,617)    (64,656)
                                           ---------    ---------    --------

  Deferred tax expense (benefit):
     U.S                                     (31,944)     102,685      15,709
     State and local                          (4,860)         981      (3,556)
                                           ---------    ---------    --------
     Total                                   (36,804)     103,666      12,153
                                           ---------    ---------    --------

   Total income tax expense (benefit)      $  22,878    $  34,049    $(52,503)
                                           =========    =========    ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                   2004         2003        2002
                                                ---------    ---------    --------
                                                           (in thousands)
Expected federal income tax (benefit) expense   $  50,921    $  41,644    $(13,652)
    State and local income taxes                   (4,537)         781      (2,111)
    Non taxable investment income                 (21,908)     (12,165)    (41,745)
    Incorporation of Taiwan branch                    172          443       7,545
    Other                                          (1,770)       3,346      (2,540)
                                                ---------    ---------    --------
    Total income tax expense (benefit)          $  22,878    $  34,049    $(52,503)
                                                =========    =========    ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2004       2003
                                                   --------   --------
                                                     (in thousands)
         Deferred tax assets
              Insurance reserves                   $ 48,116   $ 14,875
              Tax loss carry forwards                    --     12,731
              Investments                             5,652         --
              Other                                   4,743      6,419
                                                   --------   --------
              Deferred tax assets                    58,511     34,025
                                                   --------   --------

         Deferred tax liabilities
              Deferred acquisition costs            366,155    383,712
              Net unrealized gains on securities     74,984     96,998
              Investments                                --     24,804
              Other                                  24,390         --
                                                   --------   --------
              Deferred tax liabilities              465,529    505,514
                                                   --------   --------

         Net deferred tax liability                $407,018   $471,489
                                                   ========   ========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $826 million.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                                                   December 31, 2004
                                                                     -----------------------------------------------
                                                                         In the Event of      At Annuitization /
                                                                              Death              Accumulation
                                                                     -----------------------------------------------
Variable Annuity Contracts                                                        (dollars in thousands)
Return of net deposits
Account value                                                              $2,241,327                    N/A
Net amount at risk                                                         $    7,373                    N/A
Average attained age of contractholders                                      62 years                    N/A

Minimum return or anniversary contract value

Account value                                                              $9,704,195             $2,034,671
Net amount at risk                                                         $1,456,702             $    1,122
Average attained age of contractholders                                      65 years               59 years
Average period remaining until earliest expected annuitization                    N/A               6.3years


                                                                        Unadjusted Value           Adjusted Value
Market value adjusted annuities
                                                                     -----------------------------------------------

Account value                                                               $328,951               $345,342


                                                                               December 31, 2004
                                                                            -------------------------
                                                                             In the Event of Death
                                                                            -------------------------
Variable Life, Variable Universal Life and  Universal Life Contracts         (dollars in thousands)
No Lapse Guarantees
Separate account value                                                               $ 1,625,520
General account value                                                                $   393,712
Net amount at risk                                                                   $32,294,429
Average attained age of contractholders                                                 45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                         December 31, 2004
                                                        -------------------

                                                          (in thousands)


Equity funds                                                8,144,114

Bond funds                                                    763,261

Balanced funds                                                320,966

Money market funds                                            267,668

Specialty funds                                                13,006
                                                           ----------

   Total                                                   $9,509,015
                                                           ==========

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $1,626 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $2,437 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                    Guaranteed       Guaranteed
                                   Minimum Death   Minimum Income
                                  Benefit (GMDB)   Benefit (GMIB)      Totals
                                  --------------------------------------------
(in thousands)
Balance as of January 1, 2004 .   $        42,194  $         2,211   $  44,405
  Incurred guarantee benefits .            24,700            5,100      29,800
  Paid guarantee benefits .....           (23,057)              --     (23,057)
                                  ---------------  ---------------   ---------
Balance as of December 31, 2004   $        43,837  $         7,311   $  51,148
                                  ===============  ===============   =========

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                             Sales Inducements
                                                             -----------------

                                                               (in thousands)

Balance as of January 1, 2004 ............................       $  79,143

  Capitalization .........................................          43,286

  Amortization ...........................................         (11,969)
                                                                 ---------

Balance as of December 31, 2004 ..........................       $ 110,460
                                                                 =========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net loss for the Company amounted to $4 million, $141 million, and $239 million for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory surplus of the Company amounted to $572 million and $517 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003 and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13, below.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001, the Company received approval from the Arizona Department of Insurance to treat, as assumption reinsurance, the transfer of Pruco Life of Taiwan (Pruco Taiwan) business to a sister company Prudential Life Insurance Company of
Taiwan, Inc. (Prudential of Taiwan). According to Statement of Statutory Accounting Principles #61, Life, Deposit-Type and Accident and Health Reinsurance of the NAIC Accounting Practices and Procedures Manual, this type of transfer of business would be treated as indemnity reinsurance rather than assumption reinsurance because there is no concept of novation under Taiwanese law. However, other than not meeting the strict requirements for a novation, the transfer of Pruco Taiwan's business has the other elements of assumption reinsurance. The effect of this permitted practice was an increase to statutory capital of $113.7 million as of December 31 2001. The GAAP accounting treatment for this transaction is discussed in Note 13.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2005. There have been no dividend payments to the parent in 2004, 2003 or 2002.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Derivative financial instruments

Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                            2004                         2003
                                                 ---------------------------   ---------------------------
                                                   Carrying                      Carrying
                                                    Value        Fair Value       Value        Fair Value
                                                 ------------   ------------   ------------   ------------
                                                                        (in thousands)
Financial assets:
   Fixed maturities, available for sale          $  6,339,103   $  6,339,103   $  5,953,815   $  5,953,815
   Policy loans                                       856,755        960,391        848,593        992,687
   Short-term investments                             122,061        122,061        160,635        160,635
   Cash and cash equivalents                          743,533        743,533        253,564        253,564
   Separate account assets                         17,326,555     17,326,555     15,772,262     15,772,262

Financial liabilities:
   Investment contracts                             3,749,639      3,772,610      3,438,721      3,505,697
   Cash collateral for loaned securities              410,718        410,718        431,571        431,571
   Securities sold under repurchase agreements         45,254         45,254         97,102         97,102
   Separate account liabilities                    17,326,555     17,326,555     15,772,262     15,772,262

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2004 and 2003. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                              Derivatives
                                  2004                         2003
                       --------------------------    -------------------------
                                       Estimated                    Estimated
                        Notional      fair value      Notional     fair value
                       --------------------------    -------------------------
                                            (in thousands)
Non-Hedge Accounting

Swap instruments:
Interest rate          $    54,750    $      (212)   $    13,750   $       258
Currency                    13,278         (4,414)        16,818        (3,851)

Future contracts:
US Treasury futures       (137,400)          (240)         5,600            (3)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $49 million of commercial loans in 2005.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of their businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's office. The Company is cooperating with all such inquiries.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.101 billion and $1.018 billion at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $13 million, $12 million and $21 million for the years ending December 31, 2004, 2003, and 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

Pruco Reinsurance Ltd reinsurance agreement

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies with an affiliated company, Pruco Reinsurance Ltd. or, "Pruco Re." The Company reinsured with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement. This Agreement covered all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaced the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $8 million was deferred and would be amortized over the life of the underlying insurance policies; $1 million was amortized in 2003 less than $1 million in 2004 and was recorded in other income. Reinsurance recoverables related to this transaction were $29 million at December 31, 2003, including the unamortized portion of the initial cost of $7 million. Premiums and benefits ceded in 2003 were $31 million and $7 million, respectively.

During September 2004, this transaction was recaptured by the Company and replaced with a new coinsurance with PARCC, described in more detail below. Premiums ceded in 2004 were $58 million prior to the recapture.

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance policies with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with an affiliated offshore captive company, Pruco Re Ltd. The agreement had covered all term policies written on or after October 1, 2002.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction and initial transactions. Reinsurance recoverables related to this transaction were $226 million as of December 31, 2004. Premiums and benefits ceded in 2004 were $102 million and $52 million, respectively.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $47 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Other affiliated reinsurance agreements

In addition, the Company currently has two other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums and policy charges ceded from domestic life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $13 million, $12 million, and $11 million respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from domestic life reinsurance agreements are $21 million, $38 million, and $33 million.

Group annuities affiliated benefits ceded were $2 million in 2004, $3 million in 2003, and $3 million in 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2004, 2003 and 2002 from the Taiwan coinsurance agreement were $85 million, $84 million and $80 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003 and 2002; from the Taiwan coinsurance agreement were $12 million, $13 million and $14 million, respectively.

Included in the total reinsurance recoverable balances for both domestic (including PARCC and Pruco Re) and Taiwan agreements were affiliated reinsurance recoverables of $752 million and $455 million at December 31, 2004 and December 31, 2003, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $467 million and $376 million at December 31, 2004 and December 31, 2003, respectively.

Purchase of fixed maturities from an affiliate

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the "DE Subs"), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements. Prudential Financial, Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

Debt Agreements

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of December 31, 2004 and 2003, there was $456 million and $529 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of December 31, 2004 or 2003.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                               Three months ended (in thousands)
                                                      ----------------------------------------------------
                                                      March 31       June 30     September 30  December 31
                                                      ----------------------------------------------------
2004                                                                       (restated)
Total revenues                                         $287,928      $280,195      $275,712      $286,297
Total benefits and expenses                             248,012       259,261       245,464       231,906
Income from operations before income taxes before
Cumulative effect of accounting change                   39,916        20,934        30,248        54,391
Net income                                               22,389        18,672        28,989        43,411
                                                      ----------------------------------------------------

                                                      ----------------------------------------------------
2003
Total revenues                                         $257,396      $275,715      $274,742      $269,116
Total benefits and expenses                             234,240       247,437       245,744       230,566
Income from operations before income taxes before
Cumulative effect of accounting change                   23,156        28,278        28,998        38,550
Net income                                               18,712        21,805        19,171        25,245

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" as of January 1, 2003.


PricewaterhouseCoopers LLP
New York, New York
March 25, 2005